UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Kathryn L. Santoro, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 700
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7600

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           SEMI-ANNUAL
                                                             REPORT

                                                           January 31, 2012

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            2

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                                               3

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                                               7

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                                              11

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                                              15

Statements of Assets and Liabilities                                                                                              20

Statements of Operations                                                                                                          21

Statements of Changes in Net Assets                                                                                               22

Financial Highlights                                                                                                              23

Notes to Financial Statements                                                                                                     26

Proxy Voting and Portfolio Holdings                                                                                               39

Fund Expenses Example                                                                                                             40

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free, at 888-772-2888, or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds each offer Class A, Class C,
Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and
Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2012, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2012 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

Indexes:

Barclays Capital U.S. Aggregate Index

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

Standard & Poor's Composite 1500

The unmanaged Standard & Poor's Composite 1500 ("S&P Composite 1500") is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                 1

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

During the semi-annual period covered in this report, equity markets around the globe were penalized, as investors grew more apprehensive about growth prospects and government policy responses in the Eurozone, China and the U.S. There seemed to be no safe haven within the global equity markets, as even large markets such as Germany, France and China fell more than the U.S. market.
Particularly hard hit were emerging markets - whose export dependence would be challenged by a slowdown in global demand -
continental Europe, and U.S. small-capitalization stocks.

On the bright side, the volatility of the third quarter moderated somewhat in the fourth quarter, as more positive economic data brought renewed optimism and many markets gained ground. Globally, equities rallied as investors began to believe the U.S. economy was growing, even though Europe continued to face a potential recession and emerging markets were cooling. As such, while U.S.
equity returns for 2011 were modest, they were still better than those in many other countries.

Furthermore, while the lingering questions surrounding global economic growth will not be resolved overnight, there is the theory that equity markets generally rise in anticipation of an economic recovery. January 2012 seemed to be representative of this theory and the year kicked off with a strong rally.

Looking ahead, Old Mutual Capital will continue to monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 2

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.*

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned 0.87% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S. Aggregate
     Index returned 4.25%. Performance for all share classes can be found on page 5.

Q.   What investment environment did the Fund face during the past period?

A.   Uncertainty surrounding the Eurozone crisis and the direction of the global economy contributed to a volatile market environment. Investors fled foreign stocks in favor of the perceived safety of domestic securities, particularly larger capitalization issues. In the U.S., small- and mid-capitalization stocks were relatively flat versus modest returns for large-capitalization stocks. Outside the U.S., both large- and small-capitalization names suffered, and continental Europe was the hardest hit of all regions, including emerging markets. Overall, bonds outpaced stocks as longer maturity bonds benefited from the continued decline in interest rates.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's considerable exposure to foreign equities and short-term bonds was a major detractor from performance, as foreign markets sold off and shorter maturity bonds continued to underperform the broad market. This was partially offset by the strong relative performance of the underlying equity fund managers. The majority of equity managers outperformed the blended benchmarks that were set for them. Managers of fixed-income funds, in aggregate, underperformed their respective blended benchmarks. In aggregate, the underlying fund managers detracted from relative performance given the Fund's fixed income emphasis.

     Multiple tactical asset allocation decisions were implemented over the period in an effort to lower the Fund's risk. In
     September 2011, slight reductions in high-yield bonds and domestic small-capitalization stocks were made in favor of investment-grade bonds and large-capitalization stocks, respectively. The underweight in small-capitalization stocks remained in place and benefited performance as large-capitalization stocks outperformed during the period. In October 2011, equity exposures were trimmed slightly and allocated toward short-term bonds. The allocation to high-yield securities was removed in late December 2011 when the Old Mutual High Yield Fund was reorganized into a new mutual fund advised by First Eagle Investment
     Management, Inc. During January 2012, the Fund had limited high-yield bond exposure and experienced little benefit from the strong performance of high-yield bonds. While all the decisions combined to reduce Fund volatility, collectively they were a further drag on performance.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portion of underlying equity and fixed-income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Dwight Intermediate Fixed Income Fund and Old Mutual Barrow Hanley Value Fund were the largest contributors to overall performance. Old Mutual International Equity Fund, Old Mutual High Yield Fund (no longer a Fund holding) and Old Mutual Copper
     Rock Emerging Growth Fund contributed the least to overall performance.

* Effective December 31, 2011, Ibbotson Associates Advisors, LLC, the former sub-adviser to the Fund, was merged into Ibbotson
  Associates, Inc.

Performance Highlights

o    For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio
     returned 0.87% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S. Aggregate Index returned 4.25%.

o    The Fund's considerable exposure to foreign equities and short-term bonds was a major detractor from performance, as foreign markets sold off and shorter maturity bonds continued to underperform the broad market. This was partially offset by the strong relative performance of the underlying equity fund managers.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Barrow Hanley Value
     Fund were the largest contributors to overall performance.

o    Old Mutual International Equity Fund, Old Mutual High Yield Fund (no longer a Fund holding) and Old Mutual Copper Rock Emerging
     Growth Fund contributed the least to overall performance.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.

Top Ten Holdings
as of January 31, 2012

Old Mutual Barrow Hanley
Core Bond Fund                                                             38.8%
___________________________________________________________________________________
Old Mutual Dwight
Short Term Fixed
Income Fund                                                                17.8%
___________________________________________________________________________________
Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                13.7%
___________________________________________________________________________________
Old Mutual TS&W Mid-Cap
Value Fund                                                                  6.4%
___________________________________________________________________________________
Old Mutual International
Equity Fund                                                                 5.3%
___________________________________________________________________________________
Old Mutual Barrow Hanley
Value Fund                                                                  5.2%
___________________________________________________________________________________
Old Mutual Focused Fund                                                     4.0%
___________________________________________________________________________________
Old Mutual Large Cap
Growth Fund                                                                 3.2%
___________________________________________________________________________________
Old Mutual Copper Rock
Emerging Growth Fund                                                        2.4%
___________________________________________________________________________________
Old Mutual Analytic U.S.
Long/Short Fund                                                             2.2%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           99.0%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson Associates, Inc. ("Ibbotson"), the Fund's sub-adviser, remains cautious about global markets going forward and has made slight adjustments to the Fund as a result. Ibbotson remains underweight stocks in favor of short-term bonds and cash, with an emphasis on larger capitalization issues. Ibbotson is also concerned about the downside risk in bonds given their historically low yields and the potential for increased inflation and interest rates.

     Looking ahead, Ibbotson believes U.S. stocks appear expensive given elevated profit margins and stretched long-term valuations following the recent rally in stocks. Investors' bullish expectations for U.S. profits add further concern, as the downside risk to earnings and profit margins increases. Foreign equity valuations appear more favorable going forward, particularly those in Europe and Japan. The Fund remains underweight in small-capitalization U.S. stocks due to unfavorable valuations and sensitivity to both investor sentiment and economic activity.

     Globally, government bonds offer very little to the medium-term investor and thus, Ibbotson prefers investment-grade corporate bonds, with an emphasis on shorter duration issues. Together short-duration government bonds, high-grade corporate bonds, and cash are Ibbotson's preferred defensive assets for the Fund.

Asset Allocation Conservative Portfolio

                                                                 4

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                                  Annualized      Annualized
                                                           Inception    6 Month      1 Year         5 Year         Inception
                                                              Date       Return      Return         Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                           09/30/04     (4.90)%     (2.21)%         3.21%           4.37%
Class A without load                                        09/30/04      0.87%       3.75%          4.45%           5.22%
Class C with load                                           09/30/04     (0.38)%      2.01%          3.69%           4.45%
Class C without load                                        09/30/04      0.61%       3.01%          3.69%           4.45%
Class Z                                                     12/09/05      1.12%       4.03%          4.74%           5.31%
Institutional Class                                         09/30/04      1.03%       4.03%          4.72%           5.49%
S&P Composite 1500                                          09/30/04      2.51%       4.21%          0.70%           4.76%
Barclays Capital U.S. Aggregate Index                       09/30/04      4.25%       8.66%          6.70%           5.60%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2011) are 1.63%
and 1.33%; 2.33% and 2.08%; 2.37% and 1.08%; and 1.35% and 1.08%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
7/31/09	11,311	11,588	12,151	9,940	12,576
7/31/10	12,472	12,674	13,429	11,404	13,696
7/31/11	13,571	13,679	14,646	13,725	14,304
1/31/12	13,690	13,762	14,797	14,069	14,912

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	70.2%
Value-Mid Cap	6.4%
International Equity	5.3%
Value	5.2%
Growth & Income-Large Cap	4.0%
Growth-Large Cap	3.2%
Growth	2.4%
Market Neutral-Equity	2.2%
Cash Equivalents	1.0%
Value-Small Cap	0.1%

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.1%                                       Money Market Fund - 1.0%
Government/Corporate - 70.3%                                               Old Mutual Cash Reserves Fund,
Old Mutual Barrow Hanley               1,319,612       $    14,067            Institutional Class, 0.00% (A)        377,997       $       378
   Core Bond Fund                                                                                                                 ______________
Old Mutual Dwight Intermediate           500,741             4,957
   Fixed Income Fund                                                       Total Money Market Fund                                        378
Old Mutual Dwight Short Term                                                                                                      ______________
   Fixed Income Fund                     640,895             6,448
                                                       ______________      Total Affiliated Mutual Funds (Cost $33,051)                36,274
                                                                           _____________________________________________________________________
Total Government/Corporate                                  25,472
_____________________________________________________________________      Total Investments - 100.1% (Cost $33,051)                   36,274
                                                                           _____________________________________________________________________
Growth - 2.4%
Old Mutual Copper Rock Emerging                                            Other Assets and Liabilities, Net - (0.1)%                     (30)
   Growth Fund*                           75,298               865         _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $    36,244
Total Growth                                                   865         _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Growth & Income-Large Cap - 4.0%                                           page 19.
Old Mutual Focused Fund                   65,907             1,454
                                                       ______________      Other Information:

Total Growth & Income-Large Cap                              1,454         The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Growth-Large Cap - 3.2%
Old Mutual Large Cap Growth Fund          59,538             1,149         Level 1 - quoted prices in active markets for identical securities
                                                       ______________
                                                                           Level 2 - other significant observable inputs (including quoted
Total Growth-Large Cap                                       1,149                   prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)

International Equity - 5.3%                                                Level 3 - significant unobservable inputs (including the Fund's own
Old Mutual International Equity Fund     233,363             1,930                   assumption in determining the fair value of investments)
                                                       ______________
                                                                           The inputs or methodology used for valuing securities are not
Total International Equity                                   1,930         necessarily an indication of the risk associated with investing in
_____________________________________________________________________      those securities. A summary of the inputs used as of January 31, 2012 in valuing the Fund's net assets were as follows (000):
Market Neutral-Equity - 2.2%
Old Mutual Analytic U.S.                                                           Description        Level 1     Level 2   Level 3     Total
   Long/Short Fund                        67,741               804         _____________________________________________________________________
                                                       ______________
                                                                           Investments
Total Market Neutral-Equity                                    804            Affiliated Mutual Funds $36,274       $-        $-      $36,274
_____________________________________________________________________      _____________________________________________________________________

Value - 5.2%                                                               Total Investments          $36,274       $-        $-      $36,274
Old Mutual Barrow Hanley Value Fund      286,872             1,890         _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Value                                                  1,890         information.
_____________________________________________________________________

Value-Mid Cap - 6.4%
Old Mutual TS&W Mid-Cap Value Fund       266,718             2,310
                                                       ______________

Total Value-Mid Cap                                          2,310
_____________________________________________________________________

Value-Small Cap - 0.1%
Old Mutual TS&W Small Cap Value Fund*      1,230                22
                                                       ______________

Total Value-Small Cap                                           22
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 6

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.*

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the
     "Fund") returned 0.35% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S. Aggregate
     Index returned 4.25%. Performance for all share classes can be found on page 9.

Q.   What investment environment did the Fund face during the past period?

A.   Uncertainty surrounding the Eurozone crisis and the direction of the global economy contributed to a volatile market environment. Investors fled foreign stocks in favor of the perceived safety of domestic securities, particularly larger capitalization issues. In the U.S., small- and mid-capitalization stocks were relatively flat versus modest returns for large-capitalization stocks. Outside the U.S., both large- and small-capitalization names suffered, and continental Europe was the hardest hit of all regions, including emerging markets. Overall, bonds outpaced stocks as longer maturity bonds benefited from the continued decline in interest rates.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's considerable exposure to foreign equities and short-term bonds was a major detractor from performance, as foreign markets sold off and shorter maturity bonds continued to underperform the broad market. This was partially offset by the strong relative performance of the underlying equity fund managers. The majority of equity fund managers outperformed the blended benchmarks that were set for them. Fixed-income fund managers, in aggregate, underperformed their respective blended benchmarks. In aggregate, the underlying fund managers added to relative performance.

     Multiple tactical asset allocation decisions were implemented over the period in an effort to lower the Fund's risk. In
     September 2011, slight reductions in high-yield bonds and domestic small-capitalization stocks were made in favor of investment-grade bonds and large-capitalization stocks, respectively. The underweight in small-capitalization stocks remained in place and benefited performance as large-capitalization stocks outperformed during the period. The Fund also held an underweight position in real estate investment trusts (REITs) in favor of U.S. large-capitalization stocks over the entire period that detracted slightly from performance. In October 2011, equity exposures were trimmed slightly and allocated toward short-term bonds. The allocation to high-yield securities was removed in late December 2011 when the Old Mutual High Yield
     Fund was reorganized into a new mutual fund advised by First Eagle Investment Management, Inc. During January 2012, the Fund
     had limited high-yield bond exposure and experienced little benefit from the strong performance of high-yield bonds. While all the decisions combined to reduce Fund volatility, collectively they were a further drag on performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed-income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Barrow Hanley Value Fund and Old Mutual Focused Fund were among the largest contributors to overall performance. Old Mutual
     International Equity Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Copper Rock International Small Cap Fund
     were among those that contributed the least to overall performance.

* Effective December 31, 2011, Ibbotson Associates Advisors, LLC, the former sub-adviser to the Fund, was merged into Ibbotson
  Associates, Inc.

Performance Highlights

o    For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio returned
     0.35% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S. Aggregate Index returned
     4.25%.

o    The Fund's considerable exposure to foreign equities and short-term bonds was a major detractor from performance, as foreign markets sold off and shorter maturity bonds continued to underperform the broad market. This was partially offset by the strong relative performance of the underlying equity fund managers.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Barrow Hanley Value Fund and Old Mutual Focused Fund were among the largest contributors to overall performance.

o    Old Mutual International Equity Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Copper Rock International
     Small Cap Fund were among those that contributed the least to overall performance.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.

Top Ten Holdings
as of January 31, 2012

Old Mutual Barrow Hanley
Core Bond Fund                                                             22.8%
___________________________________________________________________________________
Old Mutual Barrow Hanley
Value Fund                                                                 11.5%
___________________________________________________________________________________
Old Mutual Dwight Short Term
Fixed Income Fund                                                           9.0%
___________________________________________________________________________________
Old Mutual TS&W Mid-Cap
Value Fund                                                                  8.9%
___________________________________________________________________________________
Old Mutual International
Equity Fund                                                                 8.6%
___________________________________________________________________________________
Old Mutual Focused Fund                                                     7.8%
___________________________________________________________________________________
Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 7.0%
___________________________________________________________________________________
Old Mutual Large Cap
Growth Fund                                                                 6.4%
___________________________________________________________________________________
Old Mutual TS&W
Small Cap Value Fund                                                        5.1%
___________________________________________________________________________________
Old Mutual Analytic U.S.
Long/Short Fund                                                             4.7%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           91.8%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson Associates, Inc. ("Ibbotson"), the Fund's sub-adviser, remains cautious about global markets going forward and has made slight adjustments to the Fund as a result. The Fund remains underweight stocks and REITs in favor of short-term bonds and cash, with an emphasis on larger capitalization issues. Ibbotson is also concerned with the downside risk in bonds given their historically low yields and the potential for increased inflation and interest rates.

     Looking ahead, Ibbotson believes U.S. stocks appear expensive given elevated profit margins and stretched long-term valuations following the recent rally in stocks. Investors' bullish expectations for U.S. profits add further concern, as the downside risk to earnings and profit margins increases. REIT valuations remain elevated and yields are still at historic lows. Foreign equity valuations appear more favorable going forward, particularly those in Europe and Japan. The Fund remains underweight small-capitalization U.S. stocks due to unfavorable valuations and sensitivity to both investor sentiment and economic activity.

     Globally, government bonds offer very little to the medium-term investor and thus, Ibbotson prefers investment-grade corporate bonds, with an emphasis on shorter duration issues. Together short-duration government bonds, high-grade corporate bonds, and cash are Ibbotson's preferred defensive assets for the Fund.

Asset Allocation Balanced Portfolio

                                                                 8

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year         Inception
                                                      Date           Return      Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    09/30/04        (5.40)%     (3.01)%           1.39%           4.45%
Class A without load                                 09/30/04         0.35%       2.89%            2.60%           5.30%
Class C with load                                    09/30/04        (1.04)%      1.11%            1.84%           4.54%
Class C without load                                 09/30/04        (0.05)%      2.11%            1.84%           4.54%
Class Z                                              12/09/05         0.48%       3.15%            2.87%           4.48%
Institutional Class                                  09/30/04         0.49%       3.16%            2.83%           5.55%
S&P Composite 1500                                   09/30/04         2.51%       4.21%            0.70%           4.76%
Barclays Capital U.S. Aggregate Index                09/30/04         4.25%       8.66%            6.70%           5.60%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2011) are 1.76%
and 1.46%; 2.41% and 2.21%; 2.23% and 1.21%; and 47.76% and 1.21%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
7/31/09	10,917	11,188	11,717	9,940	12,576
7/31/10	12,118	12,328	13,039	11,404	13,696
7/31/11	13,719	13,857	14,792	13,725	14,304
1/31/12	13,767	13,851	14,864	14,069	14,912

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	38.7%
Value	11.5%
International Equity	10.6%
Value-Mid Cap	8.9%
Growth & Income-Large Cap	7.8%
Growth-Large Cap	6.4%
Value-Small Cap	5.1%
Market Neutral-Equity	4.7%
Growth	3.3%
Sector Fund-Real Estate	2.0%
Cash Equivalents	1.0%

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.1%                                       Value-Mid Cap - 8.9%
Government/Corporate - 38.7%                                               Old Mutual TS&W
Old Mutual Barrow Hanley                                                      Mid-Cap Value Fund                    599,737       $     5,194
   Core Bond Fund                      1,244,781       $    13,269                                                                ______________
Old Mutual Dwight Intermediate Fixed
   Income Fund                           410,817             4,067         Total Value-Mid Cap                                          5,194
Old Mutual Dwight Short Term Fixed                                         _____________________________________________________________________
   Income Fund                           519,622             5,228
                                                       ______________      Value-Small Cap - 5.1%
                                                                           Old Mutual TS&W
Total Government/Corporate                                  22,564            Small Cap Value Fund*                 168,418             2,985
_____________________________________________________________________                                                             ______________

Growth - 3.3%                                                              Total Value-Small Cap                                        2,985
Old Mutual Copper Rock Emerging                                            _____________________________________________________________________
   Growth Fund*                          166,894             1,917
                                                       ______________      Money Market Fund - 1.0%
                                                                           Old Mutual Cash Reserves Fund,
Total Growth                                                 1,917            Institutional Class, 0.00% (A)        577,954               578
_____________________________________________________________________                                                             ______________

Growth & Income-Large Cap - 7.8%                                           Total Money Market Fund                                        578
Old Mutual Focused Fund                  205,973             4,544                                                                ______________
                                                       ______________
                                                                           Total Affiliated Mutual Funds (Cost $52,361)                58,325
Total Growth & Income-Large Cap                              4,544         _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 100.1% (Cost $52,361)                   58,325
Growth & Income-Small Cap - 2.0%                                           _____________________________________________________________________
Old Mutual Copper Rock International
   Small Cap Fund                        110,324             1,180         Other Assets and Liabilities, Net - (0.1)%                     (66)
                                                       ______________      _____________________________________________________________________

Total Growth & Income-Small Cap                              1,180         Total Net Assets - 100.0%                              $    58,259
_____________________________________________________________________      _____________________________________________________________________

Growth-Large Cap - 6.4%                                                    For descriptions of abbreviations and footnotes, please refer to
Old Mutual Large Cap Growth Fund         192,678             3,720         page 19.
                                                       ______________
                                                                           Other Information:
Total Growth-Large Cap                                       3,720
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
International Equity - 8.6%                                                summarized in three broad levels as follows:
Old Mutual International Equity Fund     607,978             5,028
                                                       ______________      Level 1 - quoted prices in active markets for identical securities

Total International Equity                                   5,028         Level 2 - other significant observable inputs (including quoted
_____________________________________________________________________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Market Neutral-Equity - 4.7%
Old Mutual Analytic U.S.                                                   Level 3 - significant unobservable inputs (including the Fund's own
   Long/Short Fund                       230,814             2,740                   assumption in determining the fair value of investments)
                                                       ______________
                                                                           The inputs or methodology used for valuing securities are not
Total Market Neutral-Equity                                  2,740         necessarily an indication of the risk associated with investing in
_____________________________________________________________________      those securities. A summary of the inputs used as of January 31, 2012 in valuing the Fund's net assets were as follows (000):
Sector Fund-Real Estate - 2.0%
Old Mutual Heitman REIT Fund             121,990             1,143
                                                       ______________             Description           Level 1   Level 2   Level 3     Total
                                                                           _____________________________________________________________________
Total Sector Fund-Real Estate                                1,143
_____________________________________________________________________      Investments
                                                                              Affiliated Mutual Funds   $58,325     $-        $-      $58,325
Value - 11.6%                                                              _____________________________________________________________________
Old Mutual Barrow Hanley Value Fund    1,021,510             6,732
                                                       ______________      Total Investments            $58,325     $-        $-      $58,325
                                                                           _____________________________________________________________________
Total Value                                                  6,732
_____________________________________________________________________      Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 10

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.*

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio
     (the "Fund") returned -0.73% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S.
     Aggregate Index returned 4.25%. Performance for all share classes can be found on page 13.

Q.   What investment environment did the Fund face during the past period?

A.   Uncertainty surrounding the Eurozone crisis and the direction of the global economy contributed to a volatile market environment. Investors fled foreign stocks in favor of the perceived safety of domestic securities, particularly larger capitalization issues. In the U.S., small- and mid-capitalization stocks were relatively flat versus modest returns for large-capitalization stocks. Outside the U.S., both large- and small-capitalization names suffered, and continental Europe was the hardest hit of all regions, including emerging markets. Overall, bonds outpaced stocks as longer maturity bonds benefited from the continued decline in interest rates.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's considerable exposure to foreign equities was a major detractor from performance as foreign markets sold off during the period. This was partially offset by the strong relative performance of the underlying equity fund managers. The majority of equity fund managers outperformed the blended benchmarks that were set for them. Short-term bonds continued to underperform the broad market during the period and fixed-income fund managers, in aggregate, underperformed their respective blended benchmarks. In aggregate, the underlying fund managers added to relative performance.

     Multiple tactical asset allocation decisions were implemented over the period in an effort to lower the Fund's risk. In
     September 2011, a slight reduction in domestic small-capitalization stocks was made in favor of large-capitalization stocks.
     The underweight in small-capitalization stocks remained in place and benefited performance as large-capitalization stocks outperformed during the period. The Fund also held an underweight position in real estate investment trusts (REITs) in favor of
     U.S. large-capitalization stocks over the entire period, which detracted slightly from performance. In October 2011, equity exposures were trimmed slightly and allocated toward short-term bonds. While all the decisions combined to reduce Fund volatility, collectively they were a further drag on performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed-income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Value Fund, Old Mutual
     Barrow Hanley Core Bond Fund and Old Mutual Large Cap Growth Fund were among the largest contributors to overall performance.
     Old Mutual International Equity Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual Copper Rock Emerging
     Growth Fund were among those that contributed the least to overall performance.

* Effective December 31, 2011, Ibbotson Associates Advisors, LLC, the former sub-adviser to the Fund, was merged into Ibbotson
  Associates, Inc.

Performance Highlights

o    For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio
     returned -0.73% at net asset value, while the S&P Composite 1500 returned 2.51% and the Barclays Capital U.S. Aggregate Index returned 4.25%.

o    The Fund's considerable exposure to foreign equities was a major detractor from performance as foreign markets sold off during the period. This was partially offset by the strong relative performance of the underlying equity fund managers.

o    Old Mutual Barrow Hanley Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Large Cap Growth Fund were among the largest contributors to overall performance.

o    Old Mutual International Equity Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual Copper Rock Emerging
     Growth Fund were among those that contributed the least to overall performance.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                              11

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.

Top Ten Holdings
as of January 31, 2012

Old Mutual Barrow Hanley
Core Bond Fund                                                             15.5%
___________________________________________________________________________________
Old Mutual Barrow Hanley
Value Fund                                                                 14.1%
___________________________________________________________________________________
Old Mutual International
Equity Fund                                                                13.1%
___________________________________________________________________________________
Old Mutual TS&W
Small Cap Value Fund                                                        9.4%
___________________________________________________________________________________
Old Mutual Focused Fund                                                     8.8%
___________________________________________________________________________________
Old Mutual TS&W
Mid-Cap Value Fund                                                          8.2%
___________________________________________________________________________________
Old Mutual Large Cap
Growth Fund                                                                 7.3%
___________________________________________________________________________________
Old Mutual Copper Rock
Emerging Growth Fund                                                        6.4%
___________________________________________________________________________________
Old Mutual Analytic
U.S. Long/Short Fund                                                        5.4%
___________________________________________________________________________________
Old Mutual Copper Rock
International Small Cap Fund                                                3.5%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           91.7%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson Associates, Inc. ("Ibbotson"), the Fund's sub-adviser, remains cautious about global markets going forward and has made slight adjustments to the Fund as a result. The Fund remains underweight stocks and REITs in favor of short-term bonds and cash, with an emphasis on larger capitalization issues. Ibbotson is also concerned about the downside risk in bonds, given the historically low yields and the potential for increased inflation and interest rates.

     Looking ahead, Ibbotson believes U.S. stocks appear expensive given the elevated profit margins and stretched long-term valuations following the recent rally in stocks. Investors' bullish expectations for U.S. profits add further concern, as the downside risk to earnings and profit margins increases. REIT valuations remain elevated and yields are still at historic lows.
     Foreign equity valuations appear more favorable going forward, particularly those in Europe and Japan. The Fund remains underweight small-capitalization U.S. stocks due to unfavorable valuations and sensitivity to both investor sentiment and economic activity.

     Globally, government bonds offer very little to the medium-term investor and thus, Ibbotson prefers investment-grade corporate bonds, with an emphasis on shorter duration issues. Together, short-duration government bonds, high-grade corporate bonds, and cash are Ibbotson's preferred defensive assets for the Fund.

Asset Allocation
Moderate Growth Portfolio

                                                                 12

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________
                                                                                                        Annualized     Annualized
                                                               Inception     6 Month       1 Year         5 Year       Inception
                                                                 Date        Return        Return         Return        to Date
____________________________________________________________________________________________________________________________________

Class A with load                                               09/30/04     (6.45)%       (3.93)%        (0.73)%         3.79%
Class A without load                                            09/30/04     (0.73)%        1.93%          0.46%          4.64%
Class C with load                                               09/30/04     (2.13)%        0.18%         (0.29)%         3.86%
Class C without load                                            09/30/04     (1.15)%        1.18%         (0.29)%         3.86%
Class Z                                                         12/09/05     (0.70)%        2.12%          0.71%          3.20%
Institutional Class                                             09/30/04     (0.63)%        2.11%          0.73%          4.92%
S&P Composite 1500                                              09/30/04      2.51%         4.21%          0.70%          4.76%
Barclays Capital U.S. Aggregate Index                           09/30/04      4.25%         8.66%          6.70%          5.60%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2011) are 1.91%
and 1.47%; 2.59% and 2.22%; 2.55% and 1.22%; and 184.49% and 1.22%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
7/31/09	10,185	10,426	10,957	9,940	12,576
7/31/10	11,358	11,542	12,249	11,404	13,696
7/31/11	13,238	13,355	14,316	13,725	14,304
1/31/12	13,142	13,202	14,225	14,069	14,912

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	20.1%
International Equity	16.6%
Value	14.1%
Value-Small Cap	9.4%
Growth & Income-Large Cap	8.8%
Value-Mid Cap	8.2%
Growth-Large Cap	7.2%
Growth	6.4%
Market Neutral-Equity	5.4%
Sector Fund-Real Estate	2.8%
Cash Equivalents	1.0%

                                                                 13

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.3%                                       Value-Small Cap - 9.4%
Government/Corporate - 20.1%                                               Old Mutual TS&W
Old Mutual Barrow Hanley                                                      Small Cap Value Fund*                 374,627        $     6,640
   Core Bond Fund                      1,022,854        $    10,904                                                               ______________
Old Mutual Dwight Intermediate
   Fixed Income Fund                     167,382              1,657        Total Value-Small Cap                                         6,640
Old Mutual Dwight Short Term                                               _____________________________________________________________________
   Fixed Income Fund                     160,273              1,612
                                                       ______________      Money Market Fund - 1.0%
                                                                           Old Mutual Cash Reserves Fund,
Total Government/Corporate                                   14,173           Institutional Class, 0.00% (A)        695,876                696
_____________________________________________________________________                                                             ______________

Growth - 6.4%                                                              Total Money Market Fund                                         696
Old Mutual Copper Rock                                                                                                            ______________
   Emerging Growth Fund*                 390,770              4,488
                                                       ______________      Total Affiliated Mutual Funds (Cost $63,773)                 70,563
                                                                           _____________________________________________________________________
Total Growth                                                  4,488
_____________________________________________________________________      Total Investments - 100.3% (Cost $63,773)                    70,563
                                                                           _____________________________________________________________________
Growth & Income-Large Cap - 8.8%
Old Mutual Focused Fund                  281,520              6,210        Other Assets and Liabilities, Net - (0.3)%                     (177)
                                                       ______________      _____________________________________________________________________

Total Growth & Income-Large Cap                               6,210        Total Net Assets - 100.0%                               $     70,386
_____________________________________________________________________      _____________________________________________________________________

Growth & Income-Small Cap - 3.5%                                           For descriptions of abbreviations and footnotes, please refer to page 19.
Old Mutual Copper Rock
   International Small Cap Fund          229,245              2,453        Other Information:
                                                       ______________
                                                                           The Fund utilizes various inputs in determining the value of its investments as
Total Growth & Income-Small Cap                               2,453        of the reporting period end. These inputs are summarized in three broad levels
_____________________________________________________________________      as follows:

Growth-Large Cap - 7.3%                                                    Level 1 - quoted prices in active markets for identical securities
Old Mutual Large Cap Growth Fund         265,454              5,126
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,
Total Growth-Large Cap                                        5,126                  credit risk, etc.)
_____________________________________________________________________
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
International Equity - 13.2%                                                         assumption in determining the fair value of investments)
Old Mutual International Equity Fund   1,118,162              9,247
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary
Total International Equity                                    9,247        of the inputs used as of January 31, 2012 in valuing the Fund's net assets were
_____________________________________________________________________      as follows (000):

Market Neutral-Equity - 5.4%
Old Mutual Analytic                                                               Description                  Level 1     Level 2      Level 3      Total
   U.S. Long/Short Fund                  322,315              3,826        ________________________________________________________________________________
                                                       ______________
                                                                           Investments
Total Market Neutral-Equity                                   3,826           Affiliated Mutual Funds          $70,563       $-           $-        $70,563
_____________________________________________________________________      ________________________________________________________________________________

Sector Fund-Real Estate - 2.8%                                             Total Investments                   $70,563       $-           $-        $70,563
Old Mutual Heitman REIT Fund             211,161              1,979        ________________________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further information.
Total Sector Fund-Real Estate                                 1,979
_____________________________________________________________________

Value - 14.2%
Old Mutual Barrow Hanley Value Fund    1,511,295              9,959
                                                       ______________

Total Value                                                   9,959
_____________________________________________________________________

Value-Mid Cap - 8.2%
Old Mutual TS&W Mid-Cap Value Fund       665,835              5,766
                                                       ______________

Total Value-Mid Cap                                           5,766
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 14

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.*

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the
     "Fund") underperformed its benchmark, the S&P Composite 1500 (the "Index"). The Fund's Class A shares posted a -1.99% return at net asset value versus a 2.51% return for the Index. Performance for all share classes can be found on page 17.

Q.   What investment environment did the Fund face during the past period?

A.   Uncertainty surrounding the Eurozone crisis and the direction of the global economy contributed to a volatile market environment. Investors fled foreign stocks in favor of the perceived safety of domestic securities, particularly larger capitalization issues. In the U.S., small- and mid-capitalization stocks were relatively flat versus modest returns for large-capitalization stocks. Outside the U.S., both large- and small-capitalization names suffered, and continental Europe was the hardest hit of all regions, including emerging markets. Overall, bonds outpaced stocks as longer maturity bonds benefited from the continued decline in interest rates.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's considerable exposure to foreign equities was a major detractor from performance as foreign markets sold off during the period. This was partially offset by the strong relative performance of the underlying equity fund managers. In aggregate, the underlying fund managers added to relative performance.

     Multiple tactical asset allocation decisions were implemented over the period in an effort to lower the Fund's risk. In
     September 2011, a slight reduction in domestic small-capitalization stocks was made in favor of large-capitalization stocks.
     The underweight in small-capitalization stocks remained in place and benefited performance as large-capitalization stocks outperformed during the period. The Fund also held an underweight position in real estate investment trusts (REITs) in favor of
     U.S. large-capitalization stocks over the entire period, which detracted slightly from performance. In October 2011, equity exposures were trimmed slightly and allocated toward short-term bonds. While all the decisions combined to reduce Fund volatility, collectively they were a further drag on performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Value Fund, Old Mutual
     Focused Fund and Old Mutual Heitman REIT Fund were among the largest contributors to overall performance. Old Mutual
     International Equity Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Copper Rock International Small Cap Fund
     were among those that contributed the least to overall performance.

* Effective December 31, 2011, Ibbotson Associates Advisors, LLC, the former sub-adviser to the Fund, was merged into Ibbotson
  Associates, Inc.

Performance Highlights

o    For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Asset Allocation Growth Portfolio underperformed its benchmark, the S&P Composite 1500. The Fund's Class A shares posted a -1.99% return at net asset value versus a 2.51% return for the Index.

o    The Fund's considerable exposure to foreign equities was a major detractor from performance as foreign markets sold off during the period. This was partially offset by the strong relative performance of the underlying equity fund managers.

o    Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund and Old Mutual Heitman REIT Fund were among the largest contributors to overall performance.

o    Old Mutual International Equity Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Copper Rock International
     Small Cap Fund were among those that contributed the least to overall performance.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates, Inc.

Top Ten Holdings
as of January 31, 2012

Old Mutual Barrow Hanley
Core Bond Fund                                                             20.0%
___________________________________________________________________________________
Old Mutual Dwight Short Term
Fixed Income Fund                                                          16.6%
___________________________________________________________________________________
Old Mutual Dwight Intermediate
Fixed Income Fund                                                          12.0%
___________________________________________________________________________________
Old Mutual TS&W
Mid-Cap Value Fund                                                         10.6%
___________________________________________________________________________________
Old Mutual International
Equity Fund                                                                 9.1%
___________________________________________________________________________________
Old Mutual Barrow Hanley
Value Fund                                                                  8.0%
___________________________________________________________________________________
Old Mutual Focused Fund                                                     6.4%
___________________________________________________________________________________
Old Mutual Large Cap
Growth Fund                                                                 6.2%
___________________________________________________________________________________
Old Mutual Copper Rock
Emerging Growth Fund                                                        4.7%
___________________________________________________________________________________
Old Mutual Analytic
U.S. Long/Short Fund                                                        3.9%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           97.5%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson Associates, Inc. ("Ibbotson"), the Fund's sub-adviser, remains cautious about global markets going forward and has made slight adjustments to the Fund as a result. The Fund remains underweight stocks and REITs in favor of short-term bonds and cash, with an emphasis on larger capitalization issues. Ibbotson is also concerned about the downside risk in bonds, given their historically low yields and the potential for increased inflation and interest rates.

     Looking ahead, Ibbotson believes U.S. stocks appear expensive given the elevated profit margins and stretched long-term valuations following the recent rally in stocks. Investors' bullish expectations for U.S. profits add further concern, as the downside risk to earnings and profit margins increases. REIT valuations remain elevated and yields are still at historic lows.
     Foreign equity valuations appear more favorable going forward, particularly those in Europe and Japan. The Fund remains underweight small-capitalization U.S. stocks due to unfavorable valuations and sensitivity to both investor sentiment and economic activity.

Asset Allocation Growth Portfolio

                                                                 16

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________
                                                                                                          Annualized      Annualized
                                                                   Inception      6 Month     1 Year        5 Year        Inception
                                                                     Date         Return      Return        Return         to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                   09/30/04      (7.66)%     (5.39)%       (2.61)%          3.49%
Class A without load                                                09/30/04      (1.99)%      0.39%        (1.46)%          4.33%
Class C with load                                                   09/30/04      (3.38)%     (1.39)%       (2.19)%          3.55%
Class C without load                                                09/30/04      (2.41)%     (0.40)%       (2.19)%          3.55%
Class Z                                                             12/09/05      (1.89)%      0.63%        (1.19)%          2.08%
Institutional Class                                                 09/30/04      (2.05)%      0.47%        (1.23)%          4.56%
S&P Composite 1500                                                  09/30/04       2.51%       4.21%         0.70%           4.76%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2011) are 2.08%
and 1.52%; 2.70% and 2.27%; 2.08% and 1.27%; and 3.24% and 1.27%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P Composite 1500
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
7/31/09	9,723	9,947	10,432	9,940
7/31/10	10,966	11,143	11,798	11,404
7/31/11	13,121	13,231	14,159	13,725
1/31/12	12,860	12,913	13,869	14,069

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

International Equity	23.9%
Value	16.6%
Value-Mid Cap	12.0%
Growth & Income-Large Cap	10.6%
Growth-Large Cap	9.1%
Value-Small Cap	8.0%
Growth	6.4%
Market Neutral-Equity	6.2%
Sector Fund-Real Estate	4.7%
Government/Corporate	1.9%
Cash Equivalents	0.6%

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                                Shares       Value (000)        Description                                Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.3%                                       Money Market Fund - 0.6%
Government/Corporate - 2.0%                                                Old Mutual Cash Reserves Fund,
Old Mutual Dwight                                                             Institutional Class, 0.00% (A)         256,612      $       257
   Short Term Fixed Income Fund            80,136         $     806                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund                                        257
Total Government/Corporate                                      806                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $36,350)                41,276
Growth - 6.4%                                                              _____________________________________________________________________
Old Mutual Copper Rock Emerging
   Growth Fund*                           228,648             2,626        Total Investments - 100.3% (Cost $36,350)                   41,276
                                                       ______________      _____________________________________________________________________

Total Growth                                                  2,626        Other Assets and Liabilities, Net - (0.3)%                    (104)
_____________________________________________________________________      _____________________________________________________________________

Growth & Income-Large Cap - 10.6%                                          Total Net Assets - 100.0%                              $    41,172
Old Mutual Focused Fund                   198,046             4,369        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to page 19.
Total Growth & Income-Large Cap                               4,369
_____________________________________________________________________      Other Information:

Growth & Income-Small Cap - 3.9%                                           The Fund utilizes various inputs in determining the value of its investments as
Old Mutual Copper Rock International                                       of the reporting period end. These inputs are summarized in three broad levels
   Small Cap Fund                         151,656             1,623        as follows:
                                                       ______________
                                                                           Level 1 - quoted prices in active markets for identical securities
Total Growth & Income-Small Cap                               1,623
_____________________________________________________________________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,
Growth-Large Cap - 9.1%                                                              credit risk, etc.)
Old Mutual Large Cap Growth Fund          193,753             3,741
                                                       ______________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Total Growth-Large Cap                                        3,741
_____________________________________________________________________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary
International Equity - 20.0%                                               of the inputs used as of January 31, 2012 in valuing the Fund's net assets were
Old Mutual International Equity Fund      995,951             8,237        as follows (000):
                                                       ______________
                                                                                   Description                 Level 1     Level 2      Level 3      Total
Total International Equity                                    8,237        ________________________________________________________________________________
_____________________________________________________________________
                                                                           Investments
Market Neutral-Equity - 6.2%                                                  Affiliated Mutual Funds          $41,276       $-           $-        $41,276
Old Mutual Analytic U.S. Long/Short Fund  215,459             2,557        ________________________________________________________________________________
                                                       ______________
                                                                           Total Investments                   $41,276       $-           $-        $41,276
Total Market Neutral-Equity                                   2,557        ________________________________________________________________________________
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further information.
Sector Fund-Real Estate - 4.8%
Old Mutual Heitman REIT Fund              208,418             1,953
                                                       ______________

Total Sector Fund-Real Estate                                 1,953
_____________________________________________________________________

Value - 16.7%
Old Mutual Barrow Hanley Value Fund     1,042,187             6,868
                                                       ______________

Total Value                                                   6,868
_____________________________________________________________________

Value-Mid Cap - 12.0%
Old Mutual TS&W Mid-Cap Value Fund        572,523             4,958
                                                       ______________

Total Value-Mid Cap                                           4,958
_____________________________________________________________________

Value-Small Cap - 8.0%
Old Mutual TS&W Small Cap Value Fund*     185,133             3,281
                                                       ______________

Total Value-Small Cap                                         3,281
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 18

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2012.

Cost figures are shown with "000's" omitted.

                                                                 19

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2012 (UNAUDITED)

_____________________________________________________________________________________________________________________________________________________

                                                                         Old Mutual           Old Mutual           Old Mutual          Old Mutual
                                                                      Asset Allocation     Asset Allocation     Asset Allocation    Asset Allocation
                                                                        Conservative           Balanced         Moderate Growth          Growth
                                                                         Portfolio             Portfolio           Portfolio            Portfolio
_____________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                              $   33,051           $   52,361          $   63,773           $   36,350
_____________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                             $   36,274           $   58,325          $   70,563           $   41,276
   Receivable for Capital Shares Sold                                           53                   49                  10                   51
   Receivable from Investment Adviser                                           10                   15                  29                   22
   Receivable for Dividends from Affiliated Funds                               53                   52                  36                    1
   Other Assets                                                                  4                    4                   7                    5
_____________________________________________________________________________________________________________________________________________________

      Total Assets                                                          36,394               58,445              70,645               41,355
_____________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                  53                   52                  36                    1
   Payable for Capital Shares Redeemed                                          69                   78                 141                  130
   Payable for Administration Fees                                               3                    5                   6                    3
   Payable for Distribution & Service Fees                                       4                    9                  11                    6
   Payable for Management Fees                                                   5                   10                  15                    9
   Payable for Trustees' Fees                                                    1                    1                   1                    1
   Accrued Expenses                                                             15                   31                  49                   33
_____________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                        150                  186                 259                  183
_____________________________________________________________________________________________________________________________________________________

Net Assets                                                              $   36,244           $   58,259          $   70,386           $   41,172
_____________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)          $   36,174           $   78,819          $  109,012           $   78,222
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                        (40)                  49                 224                  373
   Accumulated Net Realized Loss on Investments                             (3,113)             (26,573)            (45,640)             (42,349)
   Net Unrealized Appreciation on Investments                                3,223                5,964               6,790                4,926
_____________________________________________________________________________________________________________________________________________________

Net Assets                                                              $   36,244           $   58,259          $   70,386           $   41,172
_____________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                    $    9,248           $   10,845          $   16,534           $   11,916
Net Assets - Class C                                                        18,865               45,574              52,641               27,736
Net Assets - Class Z                                                         1,899                1,811               1,203                1,507
Net Assets - Institutional Class                                             6,232                   29                   8                   13
_____________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                        856,825              991,074           1,521,120            1,077,721
Outstanding Shares of Beneficial Interest - Class C                      1,756,807            4,172,507           4,933,239            2,611,320
Outstanding Shares of Beneficial Interest - Class Z                        175,921              165,174             109,701              134,704
Outstanding Shares of Beneficial Interest - Institutional Class            576,580                2,641                 719                1,222
_____________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^               $    10.79           $    10.94          $    10.87           $    11.06
_____________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)       $    11.45           $    11.61          $    11.53           $    11.73
_____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^    $    10.74           $    10.92          $    10.67           $    10.62
_____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^     $    10.80           $    10.96          $    10.96           $    11.19
_____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                 $    10.81           $    10.91          $    10.90           $    10.39
_____________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's
  Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 20

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)
__________________________________________________________________________________________________________________________________________________________

                                                                          Old Mutual         Old Mutual            Old Mutual             Old Mutual
                                                                       Asset Allocation   Asset Allocation      Asset Allocation       Asset Allocation
                                                                         Conservative         Balanced           Moderate Growth            Growth
                                                                          Portfolio           Portfolio             Portfolio             Portfolio
__________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                         $ 517              $   884               $ 1,012               $   599
__________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                517                  884                 1,012                   599
__________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                            33                   59                    90                    53
   Administration Fees                                                        17                   30                    36                    21
   Distribution and Service Fees:
      Class A                                                                  8                   14                    21                    15
      Class C                                                                 95                  231                   269                   141
   Trustees' Fees                                                              5                    8                    10                     6
   Professional Fees                                                          15                   26                    32                    19
   Transfer Agent Fees                                                        21                   49                    84                    66
   Registration and SEC Fees                                                  26                   26                    26                    26
   Other Expenses                                                             11                   19                    29                    21
__________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                         231                  462                   597                   368
__________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                             (33)                 (59)                  (90)                  (53)
   Reimbursement of Other Expenses by Investment Adviser                     (35)                 (43)                 (101)                  (92)
__________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                           163                  360                   406                   223
__________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                     354                  524                   606                   376
__________________________________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Affiliated Funds (1)                        110                 (167)               (2,324)               (2,084)
   Net Capital Gain Distributions Received from Affiliated Funds (1)         509                  885                 1,031                   484
   Net Change in Unrealized Appreciation on Investments                     (882)              (1,459)                 (692)                 (611)
__________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                          (263)                (741)               (1,985)               (2,211)
__________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations             $  91              $  (217)              $(1,379)              $(1,835)
__________________________________________________________________________________________________________________________________________________________

(1) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

The accompanying notes are an integral part of the financial statements.

                                                                 21

STATEMENTS OF CHANGES IN NET ASSETS (000)
_________________________________________________________________________________________________________________________________________________________________

                                                                Old Mutual                 Old Mutual               Old Mutual                 Old Mutual
                                                             Asset Allocation           Asset Allocation         Asset Allocation           Asset Allocation
                                                               Conservative                 Balanced              Moderate Growth                Growth
                                                                 Portfolio                 Portfolio                 Portfolio                 Portfolio
_________________________________________________________________________________________________________________________________________________________________

                                                           8/1/11 to    8/1/10 to    8/1/11 to    8/1/10 to    8/1/11 to    8/1/10 to    8/1/11 to    8/1/10 to
                                                            1/31/12      7/31/11      1/31/12      7/31/11      1/31/12      7/31/11      1/31/12      7/31/11
                                                          (Unaudited)               (Unaudited)               (Unaudited)               (Unaudited)
_________________________________________________________________________________________________________________________________________________________________

Investment Activities:

   Net Investment Income                                  $    354        $  875     $    524     $    832     $    606     $    585    $    376     $    171
   Net Realized Gain (Loss) from Investments                   619           526          718          (74)      (1,293)         (99)     (1,600)      (1,538)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                           (882)        2,017       (1,459)       7,941         (692)      13,303        (611)      11,238
_________________________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets
      Resulting from Operations                                 91         3,418         (217)       8,699       (1,379)      13,789      (1,835)       9,871
_________________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to
      Shareholders From:
   Net Investment Income:
      Class A                                                  (87)         (440)        (129)        (369)        (238)        (286)       (115)         (84)
      Class C                                                 (232)         (683)        (348)        (975)        (315)        (398)        (45)           -
      Class Z                                                  (36)          (54)         (22)         (47)         (20)         (23)        (20)         (28)
      Institutional Class                                     (108)         (260)           -           (1)           -            -          (1)          (6)
_________________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                          (463)       (1,437)        (499)      (1,392)        (573)        (707)       (181)        (118)
_________________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                             4,275         4,911          294        1,135          393        2,958         383        1,068
   Shares Issued upon Reinvestment of Distributions             68           347           97          283          197          243         102           74
   Redemption Fees                                               -             3            -            -            -            -           -            -
   Shares Redeemed                                          (6,057)       (6,849)      (2,035)     (11,627)      (2,414)     (10,241)     (1,680)      (7,043)
_________________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                 (1,714)       (1,588)      (1,644)     (10,209)      (1,824)      (7,040)     (1,195)      (5,901)
_________________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                               672         1,464          635        2,714          674        2,458         402        1,445
   Shares Issued upon Reinvestment of Distributions            142           418          213          577          192          239          31            -
   Redemption Fees                                               -             -            -            -            -            -           -            1
   Shares Redeemed                                          (1,787)       (6,912)      (4,843)     (18,313)      (7,871)     (22,353)     (4,956)     (10,930)
_________________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                   (973)       (5,030)      (3,995)     (15,022)      (7,005)     (19,656)     (4,523)      (9,484)
_________________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                             1,304           788           49        1,354           27        1,030          71        1,356
   Shares Issued upon Reinvestment of Distributions             30            42           12           24           11           10          11           21
   Redemption Fees                                               -             -            -            -            -            -           -            -
   Shares Redeemed                                            (824)         (643)        (100)        (548)         (90)        (523)     (1,909)        (660)
_________________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                    510           187          (39)         830          (52)         517      (1,827)         717
_________________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                39           816            -            -            -            -           7          109
   Shares Issued upon Reinvestment of Distributions            108           260            -            1            -            -           1            6
   Redemption Fee                                                -             -            -            -            -            -           -            -
   Shares Redeemed                                            (321)       (1,072)          (2)           -            -            -        (720)        (127)
_________________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions       (174)            4           (2)           1            -            -        (712)         (12)
_________________________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital
      Shares Transactions                                   (2,351)       (6,427)      (5,680)     (24,400)      (8,881)     (26,179)     (8,257)     (14,680)
_________________________________________________________________________________________________________________________________________________________________

   Total Decrease in Net Assets                             (2,723)       (4,446)      (6,396)     (17,093)     (10,833)     (13,097)    (10,273)      (4,927)
_________________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                      38,967        43,413       64,655       81,748       81,219       94,316      51,445       56,372
_________________________________________________________________________________________________________________________________________________________________

   End of Period                                          $ 36,244      $ 38,967     $ 58,259     $ 64,655     $ 70,386     $ 81,219    $ 41,172     $ 51,445
_________________________________________________________________________________________________________________________________________________________________

Undistributed (Distribution in Excess of Net
   Investment Income/(Accumulated Net
   Investment Loss)                                       $    (40)     $     69     $     49     $     24     $    224     $    191    $    373     $    178
_________________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)

                                                                                                                                                                   Ratio of
                                                                                                                                                                 Expenses to
                                 Realized                                                                                                                        Average Net     Ratio of Net
            Net                     and                                                                          Net                    Net                         Assets        Investment
           Asset       Net      Unrealized                           Dividends   Distributions      Total       Asset                  Assets       Ratio         (Excluding        Income
           Value    Investment     Gains                   Total      from Net       from         Dividends     Value                   End      of Expenses     Waivers and        (Loss)      Portfolio
         Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and         End       Total      of Year    to Average        Expense        to Average    Turnover
          of Year    (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Year    Return†      (000)   Net Assets(1)    Reductions)(1)  Net Assets(1)     Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________
OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
Class A
2012 (>) $ 10.87    $ 0.13       $(0.04)          $-       $ 0.09     $(0.17)       $    -         $(0.17)    $ 10.79      0.87%      $  9,248     0.61%           1.15%            2.43%        20.83%
2011       10.38      0.26         0.64            -         0.90      (0.41)            -          (0.41)      10.87      8.81%        11,138     0.61%           0.91%            2.43%        12.81%
2010        9.84      0.34         0.66            -         1.00      (0.46)            -          (0.46)      10.38     10.27%        12,141     0.61%           0.94%            3.36%        32.70%
2009       10.76      0.48        (0.61)           -        (0.13)     (0.57)        (0.22)         (0.79)       9.84     (0.49)%       13,632     0.65%           0.86%            5.09%        39.55%
2008       11.30      0.29        (0.25)           -         0.04      (0.31)        (0.27)         (0.58)      10.76      0.24%        15,858     0.93%           1.31%            2.62%        49.27%
2007       10.64      0.30         0.69            -         0.99      (0.28)        (0.05)         (0.33)      11.30      9.40%        12,605     1.50%           1.94%            2.73%       130.47%
Class C
2012 (>) $ 10.81    $ 0.09       $(0.03)          $-       $ 0.06     $(0.13)       $    -         $(0.13)    $ 10.74      0.61%      $ 18,865     1.36%           1.69%            1.75%        20.83%
2011       10.33      0.18         0.63            -         0.81      (0.33)            -          (0.33)      10.81      7.93%        20,000     1.36%           1.61%            1.72%        12.81%
2010        9.80      0.27         0.64            -         0.91      (0.38)            -          (0.38)      10.33      9.37%        23,985     1.36%           1.65%            2.61%        32.70%
2009       10.66      0.39        (0.58)           -        (0.19)     (0.45)        (0.22)         (0.67)       9.80     (1.20)%       31,465     1.41%           1.54%            4.23%        39.55%
2008       11.25      0.21        (0.25)           -        (0.04)     (0.28)        (0.27)         (0.55)      10.66     (0.47)%       34,242     1.67%           1.95%            1.86%        49.27%
2007       10.60      0.22         0.68            -         0.90      (0.20)        (0.05)         (0.25)      11.25      8.57%        25,812     2.25%           2.57%            1.98%       130.47%
Class Z
2012 (>) $ 10.87    $ 0.16       $(0.04)          $-       $ 0.12     $(0.19)       $    -         $(0.19)    $ 10.80      1.12%      $  1,899     0.36%           1.38%            2.92%        20.83%
2011       10.39      0.29         0.62            -         0.91      (0.43)            -          (0.43)      10.87      8.97%         1,370     0.36%           1.65%            2.72%        12.81%
2010        9.85      0.35         0.67            -         1.02      (0.48)            -          (0.48)      10.39     10.54%         1,129     0.34%           1.65%            3.40%        32.70%
2009       10.78      0.44        (0.54)           -        (0.10)     (0.61)        (0.22)         (0.83)       9.85     (0.17)%          234     0.40%           7.77%            4.56%        39.55%
2008       11.30      0.32        (0.25)           -         0.07      (0.32)        (0.27)         (0.59)      10.78      0.54%           640     0.67%           4.34%            2.86%        49.27%
2007       10.65      0.34         0.67            -         1.01      (0.31)        (0.05)         (0.36)      11.30      9.55%           514     1.25%          11.45%            3.01%       130.47%
Institutional Class
2012 (>) $ 10.89    $ 0.15       $(0.04)          $-       $ 0.11     $(0.19)       $    -         $(0.19)    $ 10.81      1.03%      $  6,232     0.36%           0.68%            2.77%        20.83%
2011       10.40      0.29         0.63            -         0.92      (0.43)            -          (0.43)      10.89      9.06%         6,459     0.36%           0.63%            2.70%        12.81%
2010        9.86      0.37         0.65            -         1.02      (0.48)            -          (0.48)      10.40     10.52%         6,158     0.36%           0.56%            3.62%        32.70%
2009       10.79      0.47        (0.58)           -        (0.11)     (0.60)        (0.22)         (0.82)       9.86     (0.19)%        6,017     0.40%           1.43%            4.85%        39.55%
2008       11.32      0.32        (0.26)           -         0.06      (0.32)        (0.27)         (0.59)      10.79      0.41%         6,816     0.69%           1.05%            2.87%        49.27%
2007       10.65      0.33         0.70            -         1.03      (0.31)        (0.05)         (0.36)      11.32      9.74%         5,700     1.25%           1.60%            2.98%       130.47%
___________________________________________________________________________________________________________________________________________________________________________________________________________
OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
Class A
2012 (>) $ 11.03    $ 0.12       $(0.09)          $-       $ 0.03     $(0.12)       $    -         $(0.12)    $ 10.94      0.35%      $ 10,845     0.64%           1.05%            2.33%         9.44%
2011        9.99      0.18         1.13            -         1.31      (0.27)            -          (0.27)      11.03     13.21%        12,650     0.64%           0.94%            1.71%         5.65%
2010        9.28      0.22         0.80            -         1.02      (0.31)            -          (0.31)       9.99     10.99%        21,312     0.64%           0.93%            2.26%        32.67%
2009       11.27      0.29        (1.46)           -        (1.17)     (0.36)        (0.46)         (0.82)       9.28     (9.30)%       25,356     0.65%           0.79%            3.30%        29.74%
2008       12.68      0.21        (0.74)(#)        -        (0.53)     (0.26)        (0.62)         (0.88)      11.27     (4.59)%(#)    44,959     0.94%           1.13%            1.71%        51.96%
2007       11.45      0.20         1.41            -         1.61      (0.17)        (0.21)         (0.38)      12.68     14.20%        51,321     1.55%           1.69%            1.59%       121.42%
Class C
2012 (>) $ 11.01    $ 0.08       $(0.09)          $-       $(0.01)    $(0.08)       $    -         $(0.08)    $ 10.92     (0.05)%     $ 45,574     1.39%           1.66%            1.60%         9.44%
2011        9.97      0.10         1.13            -         1.23      (0.19)            -          (0.19)      11.01     12.41%        50,108     1.39%           1.59%            0.98%         5.65%
2010        9.26      0.15         0.79            -         0.94      (0.23)            -          (0.23)       9.97     10.19%        59,480     1.39%           1.62%            1.51%        32.67%
2009       11.17      0.22        (1.44)           -        (1.22)     (0.23)        (0.46)         (0.69)       9.26    (10.00)%       77,330     1.40%           1.51%            2.46%        29.74%
2008       12.64      0.11        (0.73)(#)        -        (0.62)     (0.23)        (0.62)         (0.85)      11.17     (5.34)%(#)   120,085     1.67%           1.85%            0.92%        51.96%
2007       11.42      0.10         1.41            -         1.51      (0.08)        (0.21)         (0.29)      12.64     13.38%       109,348     2.30%           2.44%            0.85%       121.42%
Class Z
2012 (>) $ 11.05    $ 0.14       $(0.09)          $-       $ 0.05     $(0.14)       $    -         $(0.14)    $ 10.96      0.48%      $  1,811     0.39%           1.40%            2.60%         9.44%
2011       10.01      0.23         1.11            -         1.34      (0.30)            -          (0.30)      11.05     13.49%         1,866     0.39%           1.41%            2.11%         5.65%
2010        9.30      0.24         0.80            -         1.04      (0.33)            -          (0.33)      10.01     11.25%           929     0.39%           2.28%            2.46%        32.67%
2009       11.31      0.31        (1.46)           -        (1.15)     (0.40)        (0.46)         (0.86)       9.30     (9.00)%          672     0.40%           1.41%            3.53%        29.74%
2008       12.70      0.23        (0.74)(#)        -        (0.51)     (0.26)        (0.62)         (0.88)      11.31     (4.40)%(#)       732     0.65%           5.13%            1.91%        51.96%
2007       11.46      0.26         1.39            -         1.65      (0.20)        (0.21)         (0.41)      12.70     14.55%           586     1.30%          11.24%            2.02%       121.42%
Institutional Class
2012 (>) $ 11.00    $ 0.13       $(0.08)          $-       $ 0.05     $(0.14)       $    -         $(0.14)    $ 10.91      0.49%      $     29     0.39%          48.31%            2.55%         9.44%
2011        9.97      0.21         1.12            -         1.33      (0.30)            -          (0.30)      11.00     13.44%            31     0.39%          46.94%            1.97%         5.65%
2010        9.26      0.35         0.69            -         1.04      (0.33)            -          (0.33)       9.97     11.29%            27     0.39%           2.29%            3.55%        32.67%
2009       11.28      0.30        (1.46)           -        (1.16)     (0.40)        (0.46)         (0.86)       9.26     (9.13)%        2,011     0.40%           0.58%            3.35%        29.74%
2008       12.71      0.27        (0.78)(#)        -        (0.51)     (0.30)        (0.62)         (0.92)      11.28     (4.46)%(#)     6,196     0.85%           1.41%            2.24%        51.96%
2007       11.46      0.23         1.43            -         1.66      (0.20)        (0.21)         (0.41)      12.71     14.64%        13,969     1.30%           1.39%            1.84%       121.42%
___________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 23

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)

                                                                                                                                                                   Ratio of
                                                                                                                                                                 Expenses to
                                 Realized                                                                                                                        Average Net     Ratio of Net
            Net                     and                                                                          Net                    Net                         Assets        Investment
           Asset       Net      Unrealized                           Dividends   Distributions      Total       Asset                  Assets       Ratio         (Excluding        Income
           Value    Investment     Gains                   Total      from Net       from         Dividends     Value                   End      of Expenses     Waivers and        (Loss)      Portfolio
         Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and         End       Total      of Year    to Average        Expense        to Average    Turnover
          of Year    (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Year    Return†      (000)   Net Assets (1)   Reductions)(1)  Net Assets (1)    Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________
OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
Class A
2012 (>) $ 11.11    $ 0.12      $ (0.21)          $-       $(0.09)    $(0.15)       $    -         $(0.15)    $ 10.87     (0.73)%     $ 16,534     0.57%           1.14%            2.25%         8.20%
2011        9.66      0.12         1.47            -         1.59      (0.14)            -          (0.14)      11.11     16.56%        18,848     0.57%           1.01%            1.17%         8.53%
2010        8.87      0.15         0.87(#)         -         1.02      (0.23)            -          (0.23)       9.66     11.52%(#)     22,740     0.57%           1.08%            1.53%        37.54%
2009       11.91      0.17        (2.37)           -        (2.20)     (0.16)        (0.68)         (0.84)       8.87    (17.27)%       25,782     0.57%           0.99%            2.00%        31.90%
2008       13.76      0.10        (1.11)(#)        -        (1.01)     (0.15)        (0.69)         (0.84)      11.91     (7.86)%(#)    52,854     0.89%           1.26%            0.74%        43.04%
2007       12.07      0.11         1.86            -         1.97      (0.07)        (0.21)         (0.28)      13.76     16.49%        58,969     1.55%           1.73%            0.84%       112.42%
Class C
2012 (>) $ 10.86    $ 0.08      $ (0.21)          $-       $(0.13)    $(0.06)       $    -         $(0.06)    $ 10.67     (1.15)%     $ 52,641     1.32%           1.79%            1.48%         8.20%
2011        9.44      0.05         1.43            -         1.48      (0.06)            -          (0.06)      10.86     15.70%        61,074     1.32%           1.69%            0.46%         8.53%
2010        8.67      0.07         0.86(#)         -         0.93      (0.16)            -          (0.16)       9.44     10.71%(#)     70,934     1.32%           1.74%            0.78%        37.54%
2009       11.63      0.11        (2.31)           -        (2.20)     (0.08)        (0.68)         (0.76)       8.67    (17.90)%       92,373     1.32%           1.69%            1.33%        31.90%
2008       13.59         -        (1.08)(#)        -        (1.08)     (0.19)        (0.69)         (0.88)      11.63     (8.55)%(#)   154,281     1.63%           1.88%           (0.02)%       43.04%
2007       11.95      0.01         1.84            -         1.85          -         (0.21)         (0.21)      13.59     15.63%       161,855     2.30%           2.43%            0.09%       112.42%
Class Z
2012 (>) $ 11.23    $ 0.13      $ (0.22)          $-       $(0.09)    $(0.18)       $    -         $(0.18)    $ 10.96     (0.70)%     $  1,203     0.32%           1.82%            2.53%         8.20%
2011        9.75      0.18         1.46            -         1.64      (0.16)            -          (0.16)      11.23     16.93%         1,289     0.32%           1.65%            1.63%         8.53%
2010        8.95      0.17         0.88(#)         -         1.05      (0.25)            -          (0.25)       9.75     11.77%(#)        635     0.32%           2.59%            1.72%        37.54%
2009       12.02      0.20        (2.40)           -        (2.20)     (0.19)        (0.68)         (0.87)       8.95    (17.07)%          508     0.32%           2.64%            2.34%        31.90%
2008       13.84      0.13        (1.11)(#)        -        (0.98)     (0.15)        (0.69)         (0.84)      12.02     (7.64)%(#)       600     0.61%           4.40%            0.97%        43.04%
2007       12.12      0.20         1.83            -         2.03      (0.10)        (0.21)         (0.31)      13.84     16.91%           530     1.30%          11.43%            1.40%       112.42%
Institutional Class
2012 (>) $ 11.16    $ 0.13      $ (0.21)          $-       $(0.08)    $(0.18)       $    -         $(0.18)    $ 10.90     (0.63)%     $      8     0.32%         186.85%            2.54%         8.20%
2011        9.75      0.15         1.48            -         1.63      (0.22)            -          (0.22)      11.16     16.88%             8     0.32%         183.59%            1.43%         8.53%
2010        8.95      0.28         0.78(#)         -         1.06      (0.26)            -          (0.26)       9.75     11.79%(#)          7     0.32%           0.99%            2.99%        37.54%
2009       12.01      0.19        (2.38)           -        (2.19)     (0.19)        (0.68)         (0.87)       8.95    (16.99)%        7,948     0.32%           0.61%            2.21%        31.90%
2008       13.82      0.13        (1.11)(#)        -        (0.98)     (0.14)        (0.69)         (0.83)      12.01     (7.59)%(#)     8,836     0.70%           0.99%            0.98%        43.04%
2007       12.12      0.15         1.86            -         2.01      (0.10)        (0.21)         (0.31)      13.82     16.74%        13,149     1.30%           1.37%            1.12%       112.42%
___________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 24

                                                                                                                                                                   Ratio of
                                                                                                                                                                 Expenses to
                                 Realized                                                                                                                        Average Net     Ratio of Net
            Net                     and                                                                          Net                    Net                         Assets        Investment
           Asset       Net      Unrealized                           Dividends   Distributions      Total       Asset                  Assets       Ratio         (Excluding        Income
           Value    Investment     Gains                   Total      from Net       from         Dividends     Value                   End      of Expenses     Waivers and        (Loss)      Portfolio
         Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and         End       Total      of Year    to Average        Expense        to Average    Turnover
          of Year    (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Year    Return†      (000)   Net Assets (1)   Reductions)(1)  Net Assets (1)    Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
Class A
2012 (>) $ 11.40    $ 0.12      $ (0.35)          $-       $(0.23)   $ (0.11)       $    -         $(0.11)    $ 11.06     (1.99)%     $ 11,916     0.57%           1.32%            2.34%         5.23%
2011        9.58      0.08         1.80            -         1.88      (0.06)            -          (0.06)      11.40     19.65%        13,619     0.57%           1.13%            0.77%         7.78%
2010        8.66      0.12         0.99            -         1.11      (0.19)            -          (0.19)       9.58     12.78%        16,721     0.57%           1.18%            1.26%        41.29%
2009       12.33      0.10        (3.12)           -        (3.02)         -         (0.65)         (0.65)       8.66    (23.55)%       20,556     0.56%           1.03%            1.14%        27.09%
2008       14.82      0.07        (1.67)(#)        -        (1.60)     (0.20)        (0.69)         (0.89)      12.33    (11.45)%(#)    43,129     0.91%           1.26%            0.48%        45.80%
2007       12.70      0.03         2.34            -         2.37          -         (0.25)         (0.25)      14.82     18.76%        55,755     1.60%           1.83%            0.24%       104.92%
Class C
2012 (>) $ 10.90    $ 0.08      $ (0.34)          $-       $(0.26)   $ (0.02)       $    -         $(0.02)    $ 10.62     (2.41)%     $ 27,736     1.32%           1.91%            1.56%         5.23%
2011        9.18         -         1.72            -         1.72          -             -              -       10.90     18.74%        33,477     1.32%           1.75%            0.02%         7.78%
2010        8.30      0.04         0.96            -         1.00      (0.12)            -          (0.12)       9.18     12.03%        36,655     1.32%           1.84%            0.47%        41.29%
2009       11.95      0.03        (3.03)           -        (3.00)         -         (0.65)         (0.65)       8.30    (24.16)%       48,126     1.31%           1.75%            0.42%        27.09%
2008       14.53     (0.04)       (1.61)(#)        -        (1.65)     (0.24)        (0.69)         (0.93)      11.95    (12.08)%(#)    83,127     1.66%           2.01%           (0.29)%       45.80%
2007       12.55     (0.07)        2.30            -         2.23          -         (0.25)         (0.25)      14.53     17.86%        96,805     2.35%           2.56%           (0.50)%      104.92%
Class Z
2012 (>) $ 11.57    $ 0.10      $ (0.33)          $-       $(0.23)   $ (0.15)       $    -         $(0.15)    $ 11.19     (1.89)%     $  1,507     0.32%           1.53%            1.91%         5.23%
2011        9.72      0.12         1.81            -         1.93      (0.08)            -          (0.08)      11.57     19.94%         3,561     0.32%           1.13%            1.11%         7.78%
2010        8.77      0.05         1.11            -         1.16      (0.21)            -          (0.21)       9.72     13.22%         2,322     0.32%           1.33%            0.56%        41.29%
2009       12.45      0.12        (3.15)           -        (3.03)         -         (0.65)         (0.65)       8.77    (23.40)%          667     0.32%           3.50%            1.46%        27.09%
2008       14.91      0.09        (1.67)(#)        -        (1.58)     (0.19)        (0.69)         (0.88)      12.45    (11.25)%(#)       750     0.61%           5.47%            0.68%        45.80%
2007       12.74      0.12         2.30            -         2.42          -         (0.25)         (0.25)      14.91     19.09%           648     1.35%          10.49%            0.77%       104.92%
Institutional Class
2012 (>) $ 11.56     $   -      $ (0.29)          $-       $(0.29)   $ (0.88)       $    -         $(0.88)    $ 10.39     (2.05)%     $     13     0.32%           6.75%           (0.04)%        5.23%
2011        9.71      0.11         1.83            -         1.94      (0.09)            -          (0.09)      11.56     20.01%           788     0.32%           2.29%            0.96%         7.78%
2010        8.77      0.32         0.83            -         1.15      (0.21)            -          (0.21)       9.71     13.10%           674     0.32%           0.67%            3.37%        41.29%
2009       12.44      0.12        (3.14)           -        (3.02)         -         (0.65)         (0.65)       8.77    (23.34)%       17,845     0.31%           0.50%            1.39%        27.09%
2008       14.91      0.09        (1.68)(#)        -        (1.59)     (0.19)        (0.69)         (0.88)      12.44    (11.32)%(#)    24,509     0.64%           0.84%            0.67%        45.80%
2007       12.75      0.07         2.34            -         2.41          -         (0.25)         (0.25)      14.91     19.00%        24,927     1.35%           1.38%            0.51%       104.92%
___________________________________________________________________________________________________________________________________________________________________________________________________________

*   Per share amounts for the year are calculated based on average outstanding shares.
#   Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†   Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
(1) Ratio does not include expenses of the underlying funds.
>   For the six-month period ended January 31, 2012.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 25

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September
30, 2004. The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Fund, the
Old Mutual International Equity Fund and the Old Mutual Copper Rock Emerging Growth Fund.

On October 17, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Plan") on behalf of the Funds. Pursuant to the Plan and if approved by shareholders, each Fund's assets and liabilities would be transferred to mutual funds advised by Touchstone Advisors, Inc. and shareholders in each Fund will become shareholders in the corresponding Touchstone mutual fund as follows: Old Mutual Asset Allocation Conservative Portfolio into Touchstone Conservative Allocation Fund; Old Mutual
Asset Allocation Balanced Portfolio into Touchstone Balanced Allocation Fund; Old Mutual Asset Allocation Moderate Growth Portfolio
into Touchstone Moderate Growth Allocation Fund; and Old Mutual Asset Allocation Growth Portfolio into Touchstone Growth Allocation
Fund. These transactions are anticipated to occur during the second calendar quarter of 2012.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution and service plans. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the "Adviser"). These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. In addition, a portion of each Fund's assets may be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                      Fund                                     Equity Fund Allocation                Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                     20 - 40%                               60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                         50 - 70%                               30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                  70 - 90%                               10 - 30%
Old Mutual Asset Allocation Growth Portfolio                          90 - 100%                                0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large- and mid-cap companies, or companies with market capitalizations of approximately $2.5 billion or above. The fund may invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large- and mid-cap companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the fund's sub-adviser believes are undervalued. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

                                                                 26

Old Mutual Copper Rock Emerging Growth Fund seeks to provide investors with capital appreciation. To pursue its objective, the fund normally invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell
2500™ Growth Index. The fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the fund's investments, and it has the flexibility to invest substantially in either small-
or mid-cap issuers. The fund may at times be invested primarily in small-cap stocks.

Old Mutual High Yield Fund (formerly Old Mutual Dwight High Yield Fund) seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index. This fund was no longer an investment option as of January 31, 2012.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund seeks a high level of current income consistent with maintaining a relatively high degree of stability of capital. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by
Standard & Poor's, Aaa by Moody's Investor Service, Inc. or deemed equivalent by the sub-adviser. The Fund may invest up to 20% of its net asset (plus any borrowings for investment purposes) in investment grade securities rated between AA and BBB by Standard &
Poor's or Aa and Baa by Moody's Investor Service, Inc., or deemed equivalent by the sub-adviser. The fund's weighted average maturity will typically be less than 3 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom, or in securities quoted or denominated in the
Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations similar to the market capitalization of companies in the Russell 1000
Growth Index.

Old Mutual Copper Rock International Small Cap Fund seeks capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. small-cap companies, including companies located in countries with emerging markets. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the S&P Developed ex-U.S. SmallCap Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell MidCap Value Index.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

Old Mutual TS&W Small Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000 Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) (the "Valuation Time") on each day that the NYSE is open for trading for all underlying Funds other than the Old Mutual Cash Reserves Fund. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by each Board of Trustees of the underlying funds (the
"Boards").

Investments held by the Old Mutual Cash Reserves Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations as set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying funds' Fair Value
Procedures are implemented through a Valuation Committee (the "Committee") designated by the Boards. A security may be valued using
Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, held by an underlying fund managed by the Adviser are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities held by an underlying fund managed by the Adviser and traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Boards.

Foreign securities held by an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

                                                                 28

Options held by an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level
2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of January 31, 2012, for each Fund's investments is included the Schedule of
Investments. There were no level 3 securities held as of January 31, 2012.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense are recognized on the accrual basis and include amortization of premiums and accretion of discounts on investments.
Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - There were no payments by Affiliates made to the Funds during the six-month period ended January 31,
2012.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended January 31, 2012.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2012, there were no material redemption fees collected by the
Funds.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued

AS OF JANUARY 31, 2012 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
_____________________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"). OMUSH is a
wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment Advisory Agreement (the
"Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                                        Management Fee                 Asset Level
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                          0.200%             Less than $1 billion
                                                                                            0.175%             From $1 billion to $2 billion
                                                                                            0.150%             From $2 billion to $3 billion
                                                                                            0.125%             Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                              0.200%             Less than $1 billion
                                                                                            0.175%             From $1 billion to $2 billion
                                                                                            0.150%             From $2 billion to $3 billion
                                                                                            0.125%             Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                       0.250%             Less than $1 billion
                                                                                            0.225%             From $1 billion to $2 billion
                                                                                            0.200%             From $2 billion to $3 billion
                                                                                            0.175%             Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                                0.250%             Less than $1 billion
                                                                                            0.225%             From $1 billion to $2 billion
                                                                                            0.200%             From $2 billion to $3 billion
                                                                                            0.175%             Greater than $3 billion
_____________________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired
(underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                                  Institutional           Expiration Date
                                                     Class A         Class C         Class Z          Class            of Expense Limitation
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio    0.61%           1.36%           0.36%           0.36%              December 31, 2012
Old Mutual Asset Allocation Balanced Portfolio        0.64%           1.39%           0.39%           0.39%              December 31, 2012
Old Mutual Asset Allocation Moderate Growth Portfolio 0.57%           1.32%           0.32%           0.32%              December 31, 2012
Old Mutual Asset Allocation Growth Portfolio          0.57%           1.32%           0.32%           0.32%              December 31, 2012
_____________________________________________________________________________________________________________________________________________

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

                                                                 30

At January 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                   Expiration 2012      Expiration 2013      Expiration 2014      Expiration 2015      Total
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio      $ 13                 $148                 $126                 $ 68           $  355
Old Mutual Asset Allocation Balanced Portfolio            50                  260                  184                  102              596
Old Mutual Asset Allocation Moderate Growth Portfolio    218                  507                  375                  191            1,291
Old Mutual Asset Allocation Growth Portfolio             120                  396                  283                  145              944
_____________________________________________________________________________________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i) 0.08% for average daily net assets up to $250 million,
0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to
$2 billion and 0.03% for average daily net assets over $2 billion, or (ii) $200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments; and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                                  Annual Fee Rate
________________________________________________________________________________

        $0 to $500 million                                           0.10%
> $500 million up to $1 billion                                      0.09%
> $1 billion up to $1.5 billion                                      0.08%
         > $1.5 billion                                              0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon ( the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued

AS OF JANUARY 31, 2012 (UNAUDITED)

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of
Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2012, it retained the following:

                                                                                               Service Fees (000)     Distribution Fees (000)
_____________________________________________________________________________________________________________________________________________

                                                                                            Class A         Class C           Class C
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                             $-              $1               $3
Old Mutual Asset Allocation Balanced Portfolio                                                  -               1                4
Old Mutual Asset Allocation Moderate Growth Portfolio                                           1               1                3
Old Mutual Asset Allocation Growth Portfolio                                                    1               -                1
_____________________________________________________________________________________________________________________________________________

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class
Z shares within the Deferred Plans. During the six-month period ended January 31, 2012, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $15(000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

                                                                 32

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of the Trust and Old Mutual Funds II (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and
Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2012.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the six-month period ended January 31, 2012 were as follows:

                                                                                     Purchases (000)                   Sales (000)
____________________________________________________________________________________________________________________________________________________
Old Mutual Asset Allocation Conservative Portfolio                                       $ 7,014                         $ 9,300
Old Mutual Asset Allocation Balanced Portfolio                                             5,592                          10,444
Old Mutual Asset Allocation Moderate Growth Portfolio                                      5,943                          14,018
Old Mutual Asset Allocation Growth Portfolio                                               2,233                           9,572
____________________________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________________________
                                                        Old Mutual              Old Mutual                Old Mutual              Old Mutual
                                                     Asset Allocation        Asset Allocation          Asset Allocation        Asset Allocation
                                                       Conservative              Balanced              Moderate Growth              Growth
                                                         Portfolio               Portfolio                Portfolio                Portfolio
____________________________________________________________________________________________________________________________________________________
                                                    8/1/11 to   8/1/10 to    8/1/11 to   8/1/10 to    8/1/11 to   8/1/10 to     8/1/11 to  8/1/10 to
                                                     1/31/12     7/31/11      1/31/12     7/31/11      1/31/12     7/31/11       1/31/12    7/31/11
                                                   (Unaudited)              (Unaudited)              (Unaudited)               (Unaudited)
____________________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                         399         469           28         108            38        277             37        97
   Shares Issued upon Reinvestment of Distributions        6          33            9          27            19         23             10         7
   Shares Redeemed                                      (574)       (647)        (193)     (1,121)         (232)      (958)          (164)     (655)
____________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                     (169)       (145)        (156)       (986)         (175)      (658)          (117)     (551)
____________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                          64         140           61         256            67        236             41       140
   Shares Issued upon Reinvestment of Distributions       14          40           20          54            19         23              3         -
   Shares Redeemed                                      (170)       (651)        (460)     (1,723)         (776)    (2,153)          (503)   (1,062)
____________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                      (92)       (471)        (379)     (1,413)         (690)    (1,894)          (459)     (922)
____________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                         125          73            5         126             3         96              7       125
   Shares Issued upon Reinvestment of Distributions        3           4            1           2             1          1              1         2
   Shares Redeemed                                       (78)        (60)         (10)        (52)           (9)       (48)          (181)      (58)
____________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                       50          17           (4)         76            (5)        49           (173)       69
____________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           4          76            -           -             -          -              1        10
   Shares Issued upon Reinvestment of Distributions       10          25            -           -             -          -              -         1
   Shares Redeemed                                       (31)       (100)           -           -             -          -            (68)      (12)
____________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions          (17)          1            -           -             -          -            (67)       (1)
____________________________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                   (228)       (598)        (539)     (2,323)         (870)    (2,503)          (816)   (1,405)
____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the six-month period ended January 31, 2012 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                  Unrealized                                 Net
                                                       Purchases    Proceeds     Appreciation     Value at    Dividend    Realized
Underlying Fund                                         at Cost    from Sales   (Depreciation)    01/31/12     Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $   270      $   175         $   225      $   804       $  6         $  (3)
   Old Mutual Barrow Hanley Core Bond Fund                 2,464        2,512             769       14,067        220           316
   Old Mutual Barrow Hanley Value Fund                       449          730             563        1,890         21            50
   Old Mutual Cash Reserves Fund                           3,988        3,833               -          378          -             -
   Old Mutual Copper Rock Emerging Growth Fund                91           98             201          865          -            17
   Old Mutual Dwight Intermediate Fixed Income Fund          708        1,258             (34)       4,957         59           130
   Old Mutual Dwight Short Term Fixed Income Fund          1,462          546             103        6,448         52             2
   Old Mutual Focused Fund                                   393          299             369        1,454         21           (13)
   Old Mutual High Yield Fund                                 61        2,329               -            -         44           153
   Old Mutual International Equity Fund                      348          470             205        1,930         65          (224)
   Old Mutual Large Cap Growth Fund                          362          409             392        1,149          2            91
   Old Mutual TS&W Mid-Cap Value Fund                        403          472             427        2,310         27            97
   Old Mutual TS&W Small Cap Value Fund                        3            2               3           22          -             1
____________________________________________________________________________________________________________________________________

Total                                                    $11,002      $13,133         $ 3,223      $36,274       $517         $ 617
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                  Unrealized                                 Net
                                                       Purchases    Proceeds     Appreciation     Value at    Dividend    Realized
Underlying Fund                                         at Cost    from Sales   (Depreciation)    01/31/12     Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $   572      $    31         $  (260)     $ 2,740        $ 22        $ (10)
   Old Mutual Barrow Hanley Core Bond Fund                 1,235        2,761             804       13,269         229          407
   Old Mutual Barrow Hanley Value Fund                        73        1,172           2,125        6,732          73          187
   Old Mutual Cash Reserves Fund                           5,812        5,626               -          578           -            -
   Old Mutual Copper Rock Emerging Growth Fund               500          472             537        1,917           -            4
   Old Mutual Copper Rock International Small Cap Fund        26            -            (150)       1,180          26            -
   Old Mutual Dwight Intermediate Fixed Income Fund          272          235             (13)       4,067          51          121
   Old Mutual Dwight Short Term Fixed Income Fund            497           56              26        5,228          48            -
   Old Mutual Focused Fund                                   625          244             211        4,544          75          (41)
   Old Mutual Heitman REIT Fund                                6           31             451        1,143           6            7
   Old Mutual High Yield Fund                                107        2,514               -            -          74          158
   Old Mutual International Equity Fund                      202        1,424             652        5,028         202         (510)
   Old Mutual Large Cap Growth Fund                          908          137             962        3,720           8            1
   Old Mutual TS&W Mid-Cap Value Fund                        417        1,321             (92)       5,194          70          227
   Old Mutual TS&W Small Cap Value Fund                      152           46             711        2,985           -          158
____________________________________________________________________________________________________________________________________

Total                                                    $11,404      $16,070         $ 5,964      $58,325        $884        $ 709
____________________________________________________________________________________________________________________________________

                                                                 34

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                  Unrealized                                 Net
                                                       Purchases    Proceeds     Appreciation     Value at    Dividend    Realized
Underlying Fund                                         at Cost    from Sales   (Depreciation)    01/31/12     Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $    31      $   841         $  (594)     $ 3,826        $ 31      $  (224)
   Old Mutual Barrow Hanley Core Bond Fund                   426        3,699             685       10,904         213          381
   Old Mutual Barrow Hanley Value Fund                       107          938           3,050        9,959         106          116
   Old Mutual Cash Reserves Fund                           8,459        8,263               -          696           -            -
   Old Mutual Copper Rock Emerging Growth Fund               800          408             930        4,488           -           (9)
   Old Mutual Copper Rock International Small Cap Fund        54           44            (293)       2,453          54           (9)
   Old Mutual Dwight Intermediate Fixed Income Fund           71          257             (21)       1,657          21           47
   Old Mutual Dwight Short Term Fixed Income Fund          1,609            -               3        1,612           9            -
   Old Mutual Focused Fund                                   107          602              48        6,210         107          (92)
   Old Mutual Heitman REIT Fund                              511           43             654        1,979          11           (3)
   Old Mutual International Equity Fund                      363        2,727            (465)       9,247         363       (1,848)
   Old Mutual Large Cap Growth Fund                        1,010           29           1,448        5,126          10            -
   Old Mutual TS&W Mid-Cap Value Fund                        515        3,807            (164)       5,766          87           23
   Old Mutual TS&W Small Cap Value Fund                      339          623           1,509        6,640           -          303
____________________________________________________________________________________________________________________________________

Total                                                    $14,402      $22,281         $ 6,790      $70,563      $1,012      $(1,315)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):

                                                                                  Unrealized                                 Net
                                                       Purchases    Proceeds     Appreciation     Value at    Dividend    Realized
Underlying Fund                                         at Cost    from Sales   (Depreciation)    01/31/12     Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $    21      $   283         $  (353)     $ 2,557       $  21      $   (73)
   Old Mutual Barrow Hanley Value Fund                        76        1,863           1,788        6,868          74         (426)
   Old Mutual Cash Reserves Fund                           5,368        5,628               -          257           -            -
   Old Mutual Copper Rock Emerging Growth Fund                 -          235             747        2,626           -           52
   Old Mutual Copper Rock International Small Cap Fund        36          170            (215)       1,623          36          (28)
   Old Mutual Dwight Short Term Fixed Income Fund            805            -               1          806           5            -
   Old Mutual Focused Fund                                    69          293             (50)       4,369          69          (71)
   Old Mutual Heitman REIT Fund                               11          181             833        1,953          11           48
   Old Mutual International Equity Fund                      311        2,929            (148)       8,237         311       (1,545)
   Old Mutual Large Cap Growth Fund                          358        1,000           1,030        3,741           8          105
   Old Mutual TS&W Mid-Cap Value Fund                        380        2,361             506        4,958          64          103
   Old Mutual TS&W Small Cap Value Fund                      166          257             787        3,281           -          216
____________________________________________________________________________________________________________________________________

Total                                                    $ 7,601      $15,200         $ 4,926      $41,276       $ 599      $(1,619)
____________________________________________________________________________________________________________________________________

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007 - 2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2011, primarily attributable to reclassifications of capital distributions received from underlying funds for tax purposes and losses disallowed according to section 362(e) of the Internal
Revenue Code, are not available to offset future income, were reclassified to the following accounts.

                                                                                    Increase/(Decrease)          Increase/(Decrease)
                                                                                       Undistributed                 Accumulated
                                                                                      Net Investment                Net Realized
                                                                                          Income                        Gain
                                                                                          (000)                         (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                          $521                        $(521)
Old Mutual Asset Allocation Balanced Portfolio                                               495                         (495)
Old Mutual Asset Allocation Moderate Growth Portfolio                                        213                         (213)
Old Mutual Asset Allocation Growth Portfolio                                                  10                          (10)
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the years ended July 31, 2011 and 2010 were as follows:

                                                                                                           Ordinary
                                                                                                            Income        Total
                                                                                                             (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2011                                                                                                     $1,437        $1,437
   2010                                                                                                      1,967         1,967
Old Mutual Asset Allocation Balanced Portfolio
   2011                                                                                                      1,392         1,392
   2010                                                                                                      2,409         2,409
Old Mutual Asset Allocation Moderate Growth Portfolio
   2011                                                                                                        707           707
   2010                                                                                                      2,245         2,245
Old Mutual Asset Allocation Growth Portfolio
   2011                                                                                                        118           118
   2010                                                                                                      1,432         1,432
____________________________________________________________________________________________________________________________________

                                                                 36

As of July 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                           Undistributed                                        Unrealized         Other
                                             Ordinary       Capital Loss      Post October     Appreciation/     Temporary
                                              Income        Carryforwards        Losses        Depreciation     Differences   Total
                                               (000)            (000)            (000)             (000)           (000)      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio                      $ 70           $ (3,027)           $-              $3,399            $-       $   442
Old Mutual Asset Allocation
   Balanced Portfolio                            22            (25,529)            -               5,660             3       (19,844)
Old Mutual Asset Allocation
   Moderate Growth Portfolio                    191            (42,375)            -               5,510             -       (36,674)
Old Mutual Asset Allocation
   Growth Portfolio                             180            (37,441)            -               2,225             2       (35,034)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through July 31, 2011 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2011, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                                                                                                   2017     2018      2019      Total
                                                                                                   (000)    (000)     (000)     (000)
_____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                $    -   $ 2,719  $   308   $ 3,027
Old Mutual Asset Allocation Balanced Portfolio                                                     1,664    19,063    4,802    25,529
Old Mutual Asset Allocation Moderate Growth Portfolio                                              5,460    27,787    9,128    42,375
Old Mutual Asset Allocation Growth Portfolio                                                       5,175    21,602   10,664    37,441
_____________________________________________________________________________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning August 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at January 31, 2012 were as follows:

                                                                  Federal Tax        Unrealized        Unrealized           Net
                                                                     Cost           Appreciation      Depreciation       Unrealized
                                                                     (000)             (000)             (000)          Appreciation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                  $33,051            $3,257          $   (34)           $3,223
Old Mutual Asset Allocation Balanced Portfolio                       52,361             6,480             (516)            5,964
Old Mutual Asset Allocation Moderate Growth Portfolio                63,773             8,330           (1,540)            6,790
Old Mutual Asset Allocation Growth Portfolio                         36,350             5,691             (765)            4,926
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2012 (UNAUDITED)

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU
2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level
2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after
December 15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no material events that would require disclosure in the Funds' financial statements.

                                                                 38

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                                 39

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2012

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2012.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Annualized     Expenses                                                              Annualized     Expenses
                                Beginning   Ending       Expense         Paid                                        Beginning   Ending       Expense         Paid
                                 Account    Account       Ratios        During                                        Account    Account       Ratios        During
                                  Value      Value     for the Six     Six Month                                       Value      Value     for the Six     Six Month
                                 8/1/11     1/31/12    Month Period     Period*                                       8/1/11     1/31/12    Month Period     Period*
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                         Old Mutual Asset Allocation Balanced Portfolio - Class Z
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return          $1,000.00  $1,008.70       0.61%          $3.08          Actual Fund Return           $1,000.00  $1,004.80      0.39%          $1.97
   Hypothetical 5% Return       1,000.00   1,022.07       0.61            3.10          Hypothetical 5% Return        1,000.00   1,023.18      0.39            1.98
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                         Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return           1,000.00   1,006.10       1.36            6.86          Actual Fund Return            1,000.00   1,004.90      0.39            1.97
   Hypothetical 5% Return       1,000.00   1,018.30       1.36            6.90          Hypothetical 5% Return        1,000.00   1,023.18      0.39            1.98
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                         Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return           1,000.00   1,011.20       0.36            1.82          Actual Fund Return            1,000.00     992.70      0.57            2.86
   Hypothetical 5% Return       1,000.00   1,023.33       0.36            1.83          Hypothetical 5% Return        1,000.00   1,022.27      0.57            2.90
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class             Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return           1,000.00   1,010.30       0.36            1.82          Actual Fund Return            1,000.00     988.50      1.32            6.60
   Hypothetical 5% Return       1,000.00   1,023.33       0.36            1.83          Hypothetical 5% Return        1,000.00   1,018.50      1.32            6.70
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                             Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return           1,000.00   1,003.50       0.64            3.22          Actual Fund Return            1,000.00     993.00      0.32            1.60
   Hypothetical 5% Return       1,000.00   1,021.92       0.64            3.25          Hypothetical 5% Return        1,000.00   1,023.53      0.32            1.63
________________________________________________________________________________     ________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                             Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
________________________________________________________________________________     ________________________________________________________________________________

   Actual Fund Return           1,000.00     999.50       1.39            6.99          Actual Fund Return            1,000.00     993.70      0.32            1.60
   Hypothetical 5% Return       1,000.00   1,018.15       1.39            7.05          Hypothetical 5% Return        1,000.00   1,023.53      0.32            1.63
________________________________________________________________________________     ________________________________________________________________________________

                                                                 40

                                                        Annualized     Expenses
                                Beginning   Ending       Expense         Paid
                                 Account    Account       Ratios        During
                                  Value      Value     for the Six     Six Month
                                 8/1/11     1/31/12    Month Period     Period*
________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
________________________________________________________________________________

   Actual Fund Return           $1,000.00  $  980.10       0.57%         $2.84
   Hypothetical 5% Return        1,000.00   1,022.27       0.57           2.90
________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
________________________________________________________________________________

   Actual Fund Return            1,000.00     975.90       1.32           6.56
   Hypothetical 5% Return        1,000.00   1,018.50       1.32           6.70
________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
________________________________________________________________________________

   Actual Fund Return            1,000.00     981.10       0.32           1.59
   Hypothetical 5% Return        1,000.00   1,023.53       0.32           1.63
________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
________________________________________________________________________________

   Actual Fund Return            1,000.00     979.50       0.32           1.59
   Hypothetical 5% Return        1,000.00   1,023.53       0.32           1.63
________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                 41

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888-772-2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                  [OLD MUTUAL LOGO]

       Funds distributed by Old Mutual Investment Partners

       R-12-006 03/2012

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           SEMI-ANNUAL
                                                             REPORT

                                                           January 31, 2012

Old Mutual Analytic Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                                               4

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class Z (OMZRX), Institutional Class (OMIRX)                                                               12

   Old Mutual International Equity Fund
      Class A (OMXAX), Class Z (OMXZX), Institutional Class (OMXIX)                                                               19

Statements of Assets & Liabilities                                                                                                28

Statements of Operations                                                                                                          29

Statements of Changes in Net Assets                                                                                               30

Statement of Cash Flows                                                                                                           32

Financial Highlights                                                                                                              33

Notes to Financial Statements                                                                                                     36

Proxy Voting and Portfolio Holdings                                                                                               46

Fund Expenses Example                                                                                                             47

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free, at 888-772-2888, or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. Each of the Funds offers Class A, Class Z and Institutional Class shares. The Old Mutual Analytic Fund also offers Class C shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2012, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds.

Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2012 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") EAFE®
Index assumes change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup 3-month Treasury Bill Index

The unmanaged Citigroup 3-month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 3-month Treasury Bill Index consists of the last three 3-month Treasury Bill issues.

MSCI EAFE® Index

The unmanaged MSCI EAFE Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of January 2012, the MSCI EAFE Index consisted of the following 25 developed market country indexes: Australia, Austria, China, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and
the United Kingdom.

Russell 2500™ Growth Index

The unmanaged Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.
It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500®

The unmanaged Standard & Poor's 500 ("S&P 500") is a market value-weighted index that measures the performance of U.S. large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

During the semi-annual period covered in this report, equity markets around the globe were penalized, as investors grew more apprehensive about growth prospects and government policy responses in the Eurozone, China and the U.S. There seemed to be no safe haven within the global equity markets, as even large markets such as Germany, France and China fell more than the U.S. market.
Particularly hard hit were emerging markets - whose export dependence would be challenged by a slowdown in global demand -
continental Europe, and U.S. small-capitalization stocks.

On the bright side, the volatility of the third quarter moderated somewhat in the fourth quarter, as more positive economic data brought renewed optimism and many markets gained ground. Globally, equities rallied as investors began to believe the U.S. economy was growing, even though Europe continued to face a potential recession and emerging markets were cooling. As such, while U.S.
equity returns for 2011 were modest, they were still better than those in many other countries.

Furthermore, while the lingering questions surrounding global economic growth will not be resolved overnight, there is the theory that equity markets generally rise in anticipation of an economic recovery. January 2012 seemed to be representative of this theory and the year kicked off with a strong rally.

Looking ahead, Old Mutual Capital and the sub-advisers to your Funds will continue to monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Analytic Fund returned 3.42% at net asset value, while the S&P 500 returned 2.71% and the Citigroup 3-month Treasury Bill Index returned 0.02%.

o    Sectors that contributed positively to performance included health care, financials and information technology. Consumer discretionary, consumer staples and industrials were among the sectors that detracted from performance.

o    Long positions in Amgen, Intel and International Business Machines were among the top contributors for the period.

o    Among the top detractors for the period were short positions in Pharmasset (no longer a Fund holding) and LKQ (no longer a Fund holding), and a long position in Vishay Intertechnology.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, Class A shares of the Old Mutual Analytic Fund (the "Fund") returned 3.42% at net asset value, while the S&P 500 returned 2.71% and the Citigroup 3-month Treasury Bill Index returned 0.02%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. equities generally moved up during the six-month period as represented by the S&P 500, which returned 2.71%. The market started the period with negative performance as the S&P 500 was down -5.43% in August and -7.03% in September. During the fourth quarter of 2011, stocks soared to a double-digit gain and it seemed investors resolved early in the new year to stay positive. As such, the U.S. stock market kicked off 2012 with a strong rally. Europe's continuing sovereign debt worries still made headlines, but for the most part it seemed the news was no longer at the forefront of investor concerns. Instead, generally upbeat economic news in the U.S. led the S&P 500 to its best January in 15 years.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's investment process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. An overweight to valuation characteristics positively impacted Fund performance during the six-month period, as investors rewarded companies with strong earnings-to-price and sales-to-price ratios. A continued emphasis on companies with quality characteristics, such as companies with above-average return on assets and strong profit margins also helped Fund performance as investors sought relative safety in high-quality companies. As a result, stocks with the highest profit margins outperformed the companies with the weakest profits.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to performance included health care, financials and information technology. On the other side of the equation, consumer discretionary, consumer staples and industrials were among the sectors that detracted from performance.

     Long positions in Amgen, Intel and International Business Machines were among the top contributors for the period. Amgen, a biotechnology company, launched a plan to buy back up to $5 billion of its shares, which resulted in the largest one-day gain in their stock price in over a year. Intel, a semiconductor chip maker, reported record-setting third-quarter results, during which time new company records were also set for the number of microprocessor units shipped. International Business Machines, an information technology company, reported strong fourth-quarter performance, also capping a year of record earnings per share, revenue and profit for the company.

     Among the top detractors for the period were short positions in Pharmasset (no longer a Fund holding) and LKQ (no longer a Fund holding), and a long position in Vishay Intertechnology. Pharmasset, a clinical-stage pharmaceutical company, saw its shares climb in November 2011 after the company reported it had started late-stage clinical testing of an experimental hepatitis C drug. Pharmasset stock also climbed in November after Gilead Sciences announced it would purchase Pharmasset at a premium. LKQ, a provider of aftermarket and recycled collision replacement parts, reported an increase in third-quarter revenue due in part to recent acquisitions in the U.S. and in the United Kingdom. Vishay Intertechnology, a global manufacturer and supplier of semiconductors and electronic components, announced that its third-quarter earnings and revenue figures did not meet analysts'
     estimates, and predicted its fourth-quarter revenue would also be below estimates. The decline was the result of an unexpected drop in product demand and an especially weak consumer market segment.

Analytic Fund

                                                                 4

     Option positions delivered positive returns and continued to lower the overall risk of the Fund. Option returns were strong in
     September 2011 when the markets moved lower. Specifically, call options written on the S&P 100 Index helped Fund performance, as did calls written on the S&P 500.

     It is important to note that the Fund is involved in the investment of derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Derivative use poses risks different from, or greater than, those associated with a direct investment in the securities underlying the Fund's benchmarks.
     See the Fund's Schedule of Investments beginning on page 7 for a description of the Fund's derivative instruments.

Q.   What is the investment outlook for the U.S. large-capitalization stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price and above-average earnings-to-price ratios.
     Analytic also intends to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on assets. Analytic further anticipates continuing to underweight or short sell companies with above-average insider selling, stocks with high trading volume, and stocks where analysts vary widely in their earnings predictions.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

Top Ten Holdings
as of January 31, 2012*

International Business
Machines                                                                    4.1%
___________________________________________________________________________________
Microsoft                                                                   3.6%
___________________________________________________________________________________
Chevron                                                                     3.1%
___________________________________________________________________________________
Philip Morris International                                                 3.1%
___________________________________________________________________________________
Verizon Communications                                                      3.0%
___________________________________________________________________________________
Intel                                                                       3.0%
___________________________________________________________________________________
Accenture, Cl A                                                             2.8%
___________________________________________________________________________________
Wells Fargo                                                                 2.5%
___________________________________________________________________________________
Amgen                                                                       2.4%
___________________________________________________________________________________
ConocoPhillips                                                              2.3%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           29.9%
___________________________________________________________________________________

* Top Ten Holdings are all long positions.

                                                                                                                       Analytic Fund

                                                                 5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                   Annualized       Annualized      Annualized
                                           Inception          6 Month     1 Year     5 Year           10 Year        Inception
                                             Date             Return      Return     Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                           03/31/05          (2.56)%     (0.27)%    (5.77)%            n/a           (1.37)%
Class A without load                        03/31/05           3.42%       5.79%     (4.65)%            n/a           (0.52)%
Class C with load                           03/31/05           1.93%       3.97%     (5.36)%            n/a           (1.25)%
Class C without load                        03/31/05           2.93%       4.97%     (5.36)%            n/a           (1.25)%
Class Z                                     07/01/78           3.45%       6.10%     (4.41)%           2.17%           8.46% (1)
Institutional Class                         12/09/05 (2)       3.57%       6.02%     (4.39)%            n/a           (1.85)%
S&P 500                                     07/01/78           2.71%       4.22%      0.33%            3.52%           11.32%
Citigroup 3-month Treasury Bill Index       07/01/78           0.02%       0.07%      1.28%            1.84%            5.49%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the November 23, 2011 prospectus) are 2.17% and 1.83%;
2.79% and 2.58%; 1.69% and 1.60%; and 816.83% and 1.53%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1)  Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500	Citigroup 3-Month Treasury Bill Index
7/31/01	10,000	10,000	10,000
7/31/02	8,744	7,637	10,229
7/31/03	9,413	8,450	10,367
7/31/04	10,789	9,563	10,467
7/31/05	13,268	10,907	10,697
7/31/06	13,820	11,494	11,136
7/31/07	15,248	13,348	11,700
7/31/08	13,348	11,867	12,057
7/31/09	9,782	9,498	12,135
7/31/10	10,185	10,813	12,150
7/31/11	11,627	12,938	12,165
1/31/12	12,028	13,289	12,167

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology	22.0%
Health Care	14.6%
Financials	13.1%
Consumer Discretionary	11.3%
Energy	11.0%
Consumer Staples	8.2%
Industrials	7.5%
Materials	3.9%
Utilities	3.4%
Telecommunication Services	3.0%
Cash Equivalents	2.0%

* Sector weightings include only long positions.

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 121.1%                                                      Computers - 2.6%
Aerospace/Defense-Equipment - 0.1%                                         Apple* (B)                                 2,751       $     1,256
Goodrich                                     465       $        58         Dell* (B)                                 23,652               407
                                                       ______________                                                             ______________

Total Aerospace/Defense-Equipment                               58         Total Computers                                              1,663
_____________________________________________________________________      _____________________________________________________________________

Agricultural Chemicals - 0.6%                                              Consumer Products-Miscellaneous - 0.2%
CF Industries Holdings                     2,171               385         Clorox                                     1,708               117
                                                       ______________                                                             ______________

Total Agricultural Chemicals                                   385         Total Consumer Products-Miscellaneous                          117
_____________________________________________________________________      _____________________________________________________________________

Airlines - 2.4%                                                            Diversified Banking Institutions - 1.4%
Delta Air Lines*                          65,459               691         JPMorgan Chase (B)                         7,721               288
United Continental Holdings*              38,457               888         Morgan Stanley                            34,884               651
                                                       ______________                                                             ______________

Total Airlines                                               1,579         Total Diversified Banking Institutions                         939
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 4.4%                                               Diversified Manufacturing Operations - 2.2%
Microsoft (B)                             97,179             2,870         General Electric                          14,731               276
                                                       ______________      ITT (B)                                   54,181             1,178
                                                                                                                                  ______________
Total Applications Software                                  2,870
_____________________________________________________________________      Total Diversified Manufacturing Operations                   1,454
                                                                           _____________________________________________________________________
Auto-Cars/Light Trucks - 1.7%
Ford Motor Company (B)                    89,188             1,108         E-Commerce/Products - 1.1%
                                                       ______________      Amazon.com* (B)                            3,666               713
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                 1,108
_____________________________________________________________________      Total E-Commerce/Products                                      713
                                                                           _____________________________________________________________________
Beverages-Non-Alcoholic - 0.1%
Coca-Cola Enterprises (B)                  2,323                62         E-Commerce/Services - 0.3%
                                                       ______________      Expedia (B)                                3,988               129
                                                                           IAC/InterActiveCorp                        1,155                50
Total Beverages-Non-Alcoholic                                   62                                                                ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Services                                      179
Beverages-Wine/Spirits - 1.3%                                              _____________________________________________________________________
Constellation Brands, Cl A*               39,144               818
                                                       ______________      Electric-Generation - 2.2%
                                                                           AES* (B)                                 110,875             1,415
Total Beverages-Wine/Spirits                                   818                                                                ______________
_____________________________________________________________________
                                                                           Total Electric-Generation                                    1,415
Cable TV - 2.2%                                                            _____________________________________________________________________
Charter Communications, Cl A*              6,895               398
DIRECTV, Cl A* (B)                        23,181             1,043         Electric-Integrated - 2.0%
                                                       ______________      CMS Energy (B)                            57,597             1,257
                                                                           Constellation Energy Group                   220                 8
Total Cable TV                                               1,441         Progress Energy                            1,011                55
_____________________________________________________________________                                                             ______________

Coatings/Paint - 0.7%                                                      Total Electric-Integrated                                    1,320
Kronos Worldwide                          18,377               423         _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Miscellaneous - 3.7%
Total Coatings/Paint                                           423         Garmin                                     1,593                66
_____________________________________________________________________      Jabil Circuit (B)                         71,563             1,622
                                                                           TE Connectivity                           10,338               353
Commercial Banks-Southern US - 1.6%                                        Vishay Intertechnology* (B)               31,626               388
Regions Financial                        201,507             1,052                                                                ______________
                                                       ______________
                                                                           Total Electronic Components-Miscellaneous                    2,429
Total Commercial Banks-Southern US                           1,052         _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 4.3%
Computer Aided Design - 1.2%                                               Advanced Micro Devices*                   62,438               419
Autodesk*                                 21,574               777         Intel (B)                                 90,663             2,395
                                                       ______________                                                             ______________

Total Computer Aided Design                                    777         Total Electronic Components-Semiconductors                   2,814
_____________________________________________________________________      _____________________________________________________________________

Computer Services - 9.2%                                                   Electronic Measuring Instruments - 1.1%
Accenture, Cl A (B)                       38,710             2,220         Agilent Technologies*                     16,349               694
Cognizant Technology Solutions, Cl A*      6,871               493                                                                ______________
International Business Machines (B)       17,158             3,304
                                                       ______________      Total Electronic Measuring Instruments                         694
                                                                           _____________________________________________________________________
Total Computer Services                                      6,017
_____________________________________________________________________

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Engineering/R&D Services - 0.5%                                            Metal-Copper - 1.9%
Fluor                                      5,401       $       304         Freeport-McMoRan Copper & Gold (B)        27,284       $     1,261
                                                       ______________                                                             ______________

Total Engineering/R&D Services                                 304         Total Metal-Copper                                           1,261
_____________________________________________________________________      _____________________________________________________________________

Engines-Internal Combustion - 0.7%                                         Multi-line Insurance - 2.7%
Cummins                                    4,315               449         Allstate (B)                               4,710               136
                                                       ______________      American International Group* (B)         64,377             1,616
                                                                                                                                  ______________
Total Engines-Internal Combustion                              449
_____________________________________________________________________      Total Multi-line Insurance                                   1,752
                                                                           _____________________________________________________________________
Finance-Credit Card - 1.4%
Discover Financial Services               33,636               914         Multimedia - 3.0%
                                                       ______________      Time Warner                               26,887               997
                                                                           Viacom, Cl B (B)                          20,544               966
Total Finance-Credit Card                                      914                                                                ______________
_____________________________________________________________________
                                                                           Total Multimedia                                             1,963
Finance-Other Services - 0.1%                                              _____________________________________________________________________
NYSE Euronext                              1,612                43
                                                       ______________      Networking Products - 1.1%
                                                                           Cisco Systems                             37,775               742
Total Finance-Other Services                                    43                                                                ______________
_____________________________________________________________________
                                                                           Total Networking Products                                      742
Food-Meat Products - 4.5%                                                  _____________________________________________________________________
Smithfield Foods* (B)                     56,029             1,251
Tyson Foods, Cl A (B)                     89,078             1,661         Non-Hazardous Waste Disposal - 1.7%
                                                       ______________      Covanta Holding                           46,846               669
                                                                           Republic Services                         16,509               483
Total Food-Meat Products                                     2,912                                                                ______________
_____________________________________________________________________
                                                                           Total Non-Hazardous Waste Disposal                           1,152
Food-Retail - 0.0%                                                         _____________________________________________________________________
Safeway                                      684                15
                                                       ______________      Office Automation & Equipment - 0.6%
                                                                           Pitney Bowes                              20,875               396
Total Food-Retail                                               15                                                                ______________
_____________________________________________________________________
                                                                           Total Office Automation & Equipment                            396
Gold Mining - 1.7%                                                         _____________________________________________________________________
Newmont Mining (B)                        17,752             1,091
                                                       ______________      Oil Companies-Integrated - 10.3%
                                                                           Chevron (B)                               24,455             2,521
Total Gold Mining                                            1,091         ConocoPhillips (B)                        26,702             1,821
_____________________________________________________________________      Exxon Mobil                                7,632               639
                                                                           Marathon Oil (B)                          56,575             1,776
Medical Products - 2.1%                                                                                                           ______________
Covidien (B)                              26,250             1,352
                                                       ______________      Total Oil Companies-Integrated                               6,757
                                                                           _____________________________________________________________________
Total Medical Products                                       1,352
_____________________________________________________________________      Oil Field Machinery & Equipment - 0.1%
                                                                           National Oilwell Varco                       468                35
Medical-Biomedical/Genetics - 4.6%                                                                                                ______________
Amgen (B)                                 28,253             1,919
Biogen Idec* (B)                           7,548               890         Total Oil Field Machinery & Equipment                           35
Gilead Sciences*                           4,465               218         _____________________________________________________________________
                                                       ______________
                                                                           Oil Refining & Marketing - 3.0%
Total Medical-Biomedical/Genetics                            3,027         Tesoro*                                   25,281               633
_____________________________________________________________________      Valero Energy (B)                         54,318             1,303
                                                                                                                                  ______________
Medical-Drugs - 3.0%
ELI Lilly                                 14,316               569         Total Oil Refining & Marketing                               1,936
Johnson & Johnson (B)                     21,159             1,394         _____________________________________________________________________
                                                       ______________
                                                                           Paper & Related Products - 0.0%
Total Medical-Drugs                                          1,963         International Paper                          409                13
_____________________________________________________________________                                                             ______________

Medical-HMO - 0.4%                                                         Total Paper & Related Products                                  13
Humana                                     2,861               255         _____________________________________________________________________
                                                       ______________
                                                                           Pharmacy Services - 0.2%
Total Medical-HMO                                              255         Medco Health Solutions*                    1,740               108
_____________________________________________________________________                                                             ______________

Medical-Wholesale Drug Distributors - 6.6%                                 Total Pharmacy Services                                        108
AmerisourceBergen (B)                     42,994             1,675         _____________________________________________________________________
Cardinal Health (B)                       31,253             1,345
McKesson (B)                              15,733             1,286         Pipelines - 0.1%
                                                       ______________      El Paso                                    3,131                84
                                                                                                                                  ______________
Total Medical-Wholesale Drug Distributors                    4,306
_____________________________________________________________________      Total Pipelines                                                 84
                                                                           _____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 2.2%                                         Tobacco - 3.9%
Fidelity National Financial, Cl A         23,491       $       427         Philip Morris International (B)           33,679       $     2,518
Progressive                               49,705             1,008                                                                ______________
                                                       ______________
                                                                           Total Tobacco                                                2,518
Total Property/Casualty Insurance                            1,435         _____________________________________________________________________
_____________________________________________________________________
                                                                           Transportation-Services - 1.0%
Recreational Vehicles - 0.0%                                               United Parcel Service, Cl B                8,809               666
Polaris Industries                           452                29                                                                ______________
                                                       ______________
                                                                           Total Transportation-Services                                  666
Total Recreational Vehicles                                     29         _____________________________________________________________________
_____________________________________________________________________
                                                                           Vitamins & Nutrition Products - 0.3%
REITs-Diversified - 1.1%                                                   Mead Johnson Nutrition, Cl A               2,406               178
Weyerhaeuser                              34,308               687                                                                ______________
                                                       ______________
                                                                           Total Vitamins & Nutrition Products                            178
Total REITs-Diversified                                        687         _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Hosting/Design - 0.3%
Rental Auto/Equipment - 0.3%                                               Rackspace Hosting*                         4,938               214
Aaron's                                    8,471               225                                                                ______________
                                                       ______________
                                                                           Total Web Hosting/Design                                       214
Total Rental Auto/Equipment                                    225         _____________________________________________________________________
_____________________________________________________________________
                                                                           Wireless Equipment - 0.1%
Retail-Bedding - 1.1%                                                      Motorola Mobility Holdings*                  882                34
Bed Bath & Beyond*                        11,604               704                                                                ______________
                                                       ______________
                                                                           Total Wireless Equipment                                        34
Total Retail-Bedding                                           704                                                                ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $69,150)                           78,900
Retail-Computer Equipment - 0.2%                                          _____________________________________________________________________
GameStop, Cl A*                            5,935               139
                                                       ______________      Affiliated Mutual Fund - 2.4%
                                                                           Old Mutual Cash Reserves Fund,
Total Retail-Computer Equipment                                139            Institutional Class, 0.00% (A)      1,565,409             1,565
_____________________________________________________________________                                                             ______________

Retail-Consumer Electronics - 1.4%                                         Total Affiliated Mutual Fund (Cost $1,565)                   1,565
Best Buy                                  39,404               944         _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 123.5% (Cost $70,715)                   80,465
Total Retail-Consumer Electronics                              944         _____________________________________________________________________
_____________________________________________________________________
                                                                           Securities Sold Short - (20.6)%
Retail-Regional Department Store - 2.5%                                    Aerospace/Defense - (1.4)%
Dillard's, Cl A (B)                        4,076               180         TransDigm Group*                          (8,603)             (899)
Macy's (B)                                42,682             1,438                                                                ______________
                                                       ______________
                                                                           Total Aerospace/Defense                                       (899)
Total Retail-Regional Department Store                       1,618         _____________________________________________________________________
_____________________________________________________________________
                                                                           Appliances - (0.4)%
Semiconductor Equipment - 0.3%                                             Whirlpool                                 (4,340)             (236)
Applied Materials                         15,846               195                                                                ______________
                                                       ______________
                                                                           Total Appliances                                              (236)
Total Semiconductor Equipment                                  195         _____________________________________________________________________
_____________________________________________________________________
                                                                           Applications Software - (0.1)%
Super-Regional Banks-US - 5.7%                                             Salesforce.Com*                             (481)              (56)
Capital One Financial (B)                 29,406             1,345                                                                ______________
KeyCorp                                   41,685               324
Wells Fargo (B)                           68,901             2,013         Total Applications Software                                    (56)
                                                       ______________      _____________________________________________________________________

Total Super-Regional Banks-US                                3,682         Building-Residential/Commercial - (0.2)%
_____________________________________________________________________      Toll Brothers*                            (5,283)             (115)
                                                                                                                                  ______________
Telephone-Integrated - 3.8%
Verizon Communications (B)                64,999             2,448         Total Building-Residential/Commercial                         (115)
                                                       ______________      _____________________________________________________________________

Total Telephone-Integrated                                   2,448         Coal - (1.0)%
_____________________________________________________________________      Alpha Natural Resources*                  (8,458)             (170)
                                                                           Walter Energy                             (7,312)             (506)
Theaters - 0.0%                                                                                                                  ______________
Regal Entertainment Group, Cl A            2,177                27
                                                       ______________      Total Coal                                                    (676)
                                                                           _____________________________________________________________________
Total Theaters                                                  27
_____________________________________________________________________      Commercial Banks-Western US - (0.4)%
                                                                           Bank of Hawaii                            (5,543)             (253)
                                                                                                                                  ______________

                                                                           Total Commercial Banks-Western US                             (253)
                                                                           _____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - concluded
____________________________________________________________________________________________________________________________________
SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                 Shares/
_____________________________________________________________________      Description                             Contracts       Value (000)
                                                                           _____________________________________________________________________
Computer Services - (0.9)%
Computer Sciences, Cl B                  (21,754)      $      (562)        REITs-Warehouse/Industrial - (1.3)%
                                                       ______________      ProLogis                                 (27,371)      $      (868)
                                                                                                                                  ______________
Total Computer Services                                       (562)
_____________________________________________________________________      Total REITs-Warehouse/Industrial                              (868)
                                                                           _____________________________________________________________________
Diagnostic Kits - (0.4)%
Alere*                                   (10,610)             (256)        Retirement/Aged Care - (0.4)%
                                                       ______________      Brookdale Senior Living, Cl A*           (13,895)             (245)
                                                                                                                                  ______________
Total Diagnostic Kits                                         (256)
_____________________________________________________________________      Total Retirement/Aged Care                                    (245)
                                                                           _____________________________________________________________________
E-Commerce/Products - (0.4)%
Netflix*                                  (2,218)             (267)        Telecommunications Equipment - (0.8)%
                                                       ______________      Tellabs                                 (145,588)             (553)
                                                                                                                                  ______________
Total E-Commerce/Products                                     (267)
_____________________________________________________________________      Total Telecommunications Equipment                            (553)
                                                                           _____________________________________________________________________
Electronic Components-Semiconductors - (1.7)%
MEMC Electronic Materials*               (42,901)             (196)        Telecommunications Equipment-Fiber Optics - (1.5)%
Rovi*                                    (28,070)             (901)        Ciena*                                   (66,627)             (969)
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                  (1,097)        Total Telecommunications Equipment-Fiber Optics               (969)
_____________________________________________________________________      _____________________________________________________________________

Finance-Leasing Company - (0.5)%                                           Transportation-Marine - (1.8)%
Air Lease, Cl A*                         (13,339)             (337)        Teekay                                   (42,240)           (1,158)
                                                       ______________                                                             ______________

Total Finance-Leasing Company                                 (337)        Total Transportation-Marine                                 (1,158)
_____________________________________________________________________      _____________________________________________________________________

Footwear & Related Apparel - (0.7)%                                        Web Hosting/Design - (0.6)%
Deckers Outdoor*                          (5,612)             (454)        Equinix*                                  (3,310)             (397)
                                                       ______________                                                             ______________

Total Footwear & Related Apparel                              (454)        Total Web Hosting/Design                                      (397)
_____________________________________________________________________                                                             ______________

Hotels & Motels - (1.2)%                                                   Total Securities Sold Short
Hyatt Hotels, Cl A*                      (17,869)             (762)           (Proceeds received $(13,695))                           (13,424)
                                                       ______________      _____________________________________________________________________

Total Hotels & Motels                                         (762)        Written Option Contracts - (3.0)%
_____________________________________________________________________      Call Options - (2.9)%
                                                                           S&P 100 Index
Medical Products - (1.3)%                                                     February 2012, 100 Call
Hospira*                                 (24,531)             (845)           Strike Price: $560                       (450)           (1,517)
                                                       ______________      S&P 500 Index
                                                                              February 2012, 100 Call
Total Medical Products                                        (845)           Strike Price: $275                        (75)             (331)
_____________________________________________________________________      S&P 500 Index
                                                                              February 2012, 100 Call
Medical-Biomedical/Genetics - (2.0)%                                          Strike Price: $390                       (185)               (9)
Dendreon*                                (36,399)             (494)                                                              ______________
Human Genome Sciences*                   (52,268)             (515)
Illumina*                                 (5,936)             (307)        Total Call Options                                          (1,857)
                                                       ______________      _____________________________________________________________________

Total Medical-Biomedical/Genetics                           (1,316)        Put Option - (0.1)%
_____________________________________________________________________      S&P 500 Index
                                                                              February 2012, 100 Put
Oil Companies-Exploration & Production - (0.2)%                               Strike Price: $320                        (40)              (91)
Range Resources                           (2,955)             (170)                                                              ______________
                                                       ______________
                                                                           Total Put Option                                               (91)
Total Oil Companies-Exploration &                                                                                                ______________
   Production                                                 (170)
_____________________________________________________________________      Total Written Option Contracts
                                                                              (Proceeds received $(2,194))                             (1,948)
Pharmacy Services - (0.3)%                                                 _____________________________________________________________________
Catalyst Health Solutions*                (4,020)             (220)
                                                       ______________      Other Assets and Liabilities, Net - 0.1%                        58
                                                                           _____________________________________________________________________
Total Pharmacy Services                                       (220)
_____________________________________________________________________      Total Net Assets - 100.0%                              $    65,151
                                                                           _____________________________________________________________________
Pipelines - (0.9)%
Spectra Energy                           (18,025)             (568)        For descriptions of abbreviations and footnotes, please refer to
                                                       ______________      page 27.

Total Pipelines                                               (568)
_____________________________________________________________________

Real Estate Operations/Development - (0.2)%
Howard Hughes*                            (2,802)             (145)
                                                       ______________

Total Real Estate Operations/Development                      (145)
_____________________________________________________________________

                                                                 10

Other Information:

The Old Mutual Analytic Fund invested in various derivative instruments during the six-month period ended January 31, 2012. The primary type of risk associated with these derivative instruments is equity risk. Refer to Note 2 in the Notes to Financial
Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and
Liabilities and Statement of Operations are presented in the tables below.

The fair value of derivative instruments and location on the Statement of Assets and Liabilities as of January 31, 2012 by risk category (000):

                                                                                   Liability Derivatives
                                                                          __________________________________________________________

                                                                                     Statement of Asset
Derivatives not designated as hedging instruments,                                     and Liabilities
carried at fair value                                                                     Location                        Fair Value
____________________________________________________________________________________________________________________________________

Equity Contracts                                                                 Written Option
                                                                                    Contracts, at Value                     $(1,948)
                                                                                                                            _______

Total                                                                                                                       $(1,948)
                                                                                                                            _______

The effects of derivative instruments on the Statement of Operations for the six-month period ended January 31, 2012 are as follows
(000):

                               Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                                  Purchased        Written
Derivatives not designated as hedging instruments,                                 Option          Option
carried at fair value                                                             Contracts       Contracts      Total
____________________________________________________________________________________________________________________________________

Equity Contracts                                                                    $(89)          $2,262        $2,173
                                                                                    ____           ______        ______

Total                                                                               $(89)          $2,262        $2,173
                                                                                    ____           ______        ______

                      Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                                                                Written
Derivatives not designated as hedging instruments,                                                              Option
carried at fair value                                                                                          Contracts
____________________________________________________________________________________________________________________________________

Equity Contracts                                                                                                  $14
                                                                                                                  ___

Total                                                                                                             $14
                                                                                                                  ___

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2012 in valuing the Fund's net assets were as follows (000):

           Description                                          Level 1             Level 2             Level 3              Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                 $78,900               $-                  $-               $78,900
   Affiliated Mutual Fund                                         1,565                -                   -                 1,565
Securities Sold Short
   Securities Sold Short                                        (13,424)               -                   -               (13,424)
Other Financial Instruments
   Written Option Contracts                                      (1,948)               -                   -                (1,948)
____________________________________________________________________________________________________________________________________

Total Investments                                               $65,093               $-                  $-               $65,093
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the six-month period ended January 31, 2012, the Old Mutual Copper Rock Emerging Growth Fund underperformed its benchmark, the Russell 2500 Growth Index. The Fund's Class A shares posted a -8.31% return at net asset value versus a 0.04% return for the Index.

o    Stock selection within the energy, materials and telecommunications services sectors contributed most positively to the Fund's performance. Stock selection within the information technology, health care and consumer staples sectors negatively impacted
     Fund performance.

o    Among the stocks that contributed positively to Fund performance were SuccessFactors (no longer a Fund holding), HMS Holdings and Roper Industries.

o    Among the stocks that detracted from Fund performance were Green Mountain Coffee Roasters (no longer a Fund holding), Cooper
     Companies and Rovi (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500 Growth Index (the "Index"). The Fund's Class A shares posted a -8.31% return at net asset value versus a 0.04% return for the Index. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past period?

A.   Risk assets were of little consideration during the third quarter of 2011, as investors grew increasingly despondent over the malaise of the global economy and favored bonds over equities. Overseas, debt concerns continued to plague the European banking system and new signs emerged that China would not be able to support its growth - fueling speculation over demand, or lack thereof, for commodities. As a result of this uncertainty, volatility of small-capitalization stocks spiked during August and
     September.

     Following the deep decline in the third quarter, the fourth quarter of 2011 got off to a strong start in October when the small-capitalization market experienced double-digit returns. However, the markets proved to be no calmer. The thriving Chinese economy added to further worry, as investors grew wary of the country's ability to manage a possible real estate bubble, curb inflation, and manage through a possible recession in the Eurozone, its largest trading partner. Once again, macroeconomic factors moved to the forefront, causing correlations to spike to all-time high levels during the month of October. In October alone, stocks with the lowest relative valuations drove returns, and those stocks significantly outperformed stocks with the highest relative valuations. As the quarter progressed, the market environment remained challenging, as value outperformed growth and the spike in correlations made stock selection difficult. During January 2012, the U.S. economy saw signs of improvement and the market was up, but it was led by smaller, slower growth stocks, while quality took a back seat.

Q.   Which market factors influenced the Fund's relative performance?

A.   The underperformance of the Fund relative to the Index was partially attributable to the highly abnormal set of circumstances during the six-month period. The period was characterized by the pronounced negative market sentiment during the third quarter, mostly as a result of the U.S. credit rating downgrade and heightened concerns over the debt crisis in Europe. In addition, the fourth quarter saw an extreme reversal in the markets during the month of October in particular, resulting in all-time high correlations among small-capitalization stocks. A portion of the underperformance was also attributed to a handful of stocks whose returns were exacerbated further downward by the negative market events during the six-month period.

     At the start of 2012, the Fund was positioned with overweight positions in the industrials, information technology and energy sectors, while remaining underweight in the consumer staples and consumer discretionary sectors. In addition, the Fund had meaningful underweight positions in the financials, health care, and materials sectors. Positions in the industrials sector were added as Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-adviser, identified a mix of secular and unique cyclical names that it believes should do well in a slow growth environment. Within the information technology sector, the Fund was more tilted toward software and software-as-a-service (SaaS) companies, while still owning companies whose technologies are beneficiaries or drivers of the mobility and cloud computing themes. The underweight in health care was widened due to the
     Fund being underweight the biotechnology and pharmaceutical sectors. Copper Rock continued to find health care information technology attractive for the opportunities resulting from the health care legislation, but recognized that the sector overall faces a regulatory and policy headwind in light of the 2012 presidential election.

Copper Rock Emerging Growth Fund

                                                                 12

Q.   How did portfolio composition affect relative Fund performance?

A.   For the six-month period, stock selection within the energy, materials and telecommunications services sectors contributed most positively to the Fund's performance. On the downside, stock selection within the information technology, health care and consumer staples sectors negatively impacted Fund performance.

     Among the stocks that contributed positively to Fund performance were SuccessFactors (no longer a Fund holding), HMS Holdings and
     Roper Industries. SuccessFactors, a provider of cloud-based software solutions, was acquired by SAP, positively impacting the company's stock. As a result, the Fund added to its position. HMS Holdings, a service provider for government and private health-care payers and sponsors, benefited from the company's acquisition of HealthDataInsights, one of four primary companies involved in Medicare cost containment. With an already strong presence in the Medicaid recovery market, this acquisition is anticipated to provide HMS Holdings with a substantial cross-selling opportunity. Roper Industries, a diversified technology company, also saw its stock price increase as a result of its strong quarterly earnings.

     On the other side of the equation, among the stocks that detracted from Fund performance were Green Mountain Coffee Roasters (no longer a Fund holding), Cooper Companies and Rovi (no longer a Fund holding). Green Mountain Coffee Roasters, a producer of specialty coffees and coffeemakers, came under pressure when a hedge fund questioned accounting practices that had already been resolved. More importantly, the company missed its fourth-quarter sales expectations and the stock moved significantly lower.
     Cooper Companies, a global medical products company, was a significant detractor during the period. The company's stock was punished in the early part of the fourth quarter when a recall for one of its contact lens products, which accounted for less than 1% of sales, spread to a limited recall on a product line totaling close to 20% of sales. Rovi, a digital entertainment technology company, missed its earnings estimates in the third quarter of 2011 as declines in the company's legacy business were deeper than previously thought and installations took longer to occur.

Q.   What is the investment outlook for the small-capitalization growth market?

A.   As Copper Rock has consistently stated, it believes it is important to remain patient with the Fund's execution and move forward with its fundamentals-first approach to identifying attractive growth stocks that Copper Rock believes will deliver superior earnings growth. Copper Rock notes it is already witnessing a modestly recovering U.S. economy, coupled with more positive leading indicators. Copper Rock believes small-capitalization companies, in general, are well positioned with low inventories and surplus cash. And, while there is not a lot of active hiring, Copper Rock feels that many companies -
     particularly small-capitalization companies - are managing costs well, and that high-quality companies with strong management teams are focused on increasing margins. Though challenges exist, in part due to political rhetoric and the upcoming election,
     Copper Rock believes the abnormal market conditions seen during the period under review will be short-lived, and investors will become more encouraged to focus on fundamentals rather than sentiment to drive stock returns.

Top Ten Holdings
as of January 31, 2012

Roper Industries                                                            2.4%
___________________________________________________________________________________
AMETEK                                                                      2.4%
___________________________________________________________________________________
TransDigm Group                                                             2.2%
___________________________________________________________________________________
HMS Holdings                                                                2.1%
___________________________________________________________________________________
Affiliated Managers Group                                                   2.1%
___________________________________________________________________________________
SXC Health Solutions                                                        1.9%
___________________________________________________________________________________
VeriFone Systems                                                            1.9%
___________________________________________________________________________________
WESCO International                                                         1.8%
___________________________________________________________________________________
Gardner Denver                                                              1.8%
___________________________________________________________________________________
Zoll Medical                                                                1.8%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           20.4%
___________________________________________________________________________________

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 13

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception      6 Month      1 Year            5 Year         Inception
                                                    Date (1)       Return       Return            Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                   07/29/05       (13.57)%     (4.21)%           (1.08)%          1.85%
Class A without load                                07/29/05        (8.31)%      1.64%             0.10%           2.78%
Class Z                                             12/09/05        (8.18)%      1.89%             0.33%           2.45%
Institutional Class                                 07/29/05        (8.16)%      2.04%             0.56%           3.23%
Russell 2500 Growth Index                           07/29/05         0.04%       4.83%             3.77%           5.64%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%. Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2011 prospectus) are 2.13% and 1.67%; 1.46% and 1.42%; and 1.20% and
1.22%, respectively.

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A and Institutional Class, and
    12/16/05 for Class Z.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2500 Growth Index
07/29/05	9,425	10,000	10,000
07/31/06	9,915	10,560	10,238
07/31/07	12,158	13,010	12,274
07/31/08	10,204	10,968	11,591
07/31/09	7,789	8,419	9,115
07/31/10	8,688	9,426	10,957
07/31/11	12,285	13,389	14,286
01/31/12	11,264	12,296	14,292

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A and
Institutional Class shares on the inception date of 7/29/05 to an investment made in unmanaged securities index on that date.
Performance for the Fund's Class Z shares will vary due to differences in sales charges and expenses. The performance of the Fund's
Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology	24.7%
Industrials	22.3%
Consumer Discretionary	14.9%
Health Care	13.7%
Energy	8.5%
Financials	5.3%
Materials	5.3%
Consumer Staples	3.1%
Investment Company	2.0%
Cash Equivalents	0.2%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.2%                                                       Consulting Services - 1.2%
Aerospace/Defense - 2.2%                                                   Gartner*                                  13,988       $       530
TransDigm Group*                           9,257       $       968                                                                ______________
                                                       ______________
                                                                           Total Consulting Services                                      530
Total Aerospace/Defense                                        968         _____________________________________________________________________
_____________________________________________________________________
                                                                           Data Processing/Management - 1.1%
Aerospace/Defense-Equipment - 1.6%                                         CommVault Systems*                         9,851               463
BE Aerospace*                             16,768               708                                                                ______________
                                                       ______________
                                                                           Total Data Processing/Management                               463
Total Aerospace/Defense-Equipment                              708         _____________________________________________________________________
_____________________________________________________________________
                                                                           Dental Supplies & Equipment - 0.6%
Airlines - 0.7%                                                            Align Technology*                         11,548               272
Alaska Air Group*                          3,913               298                                                                ______________
                                                       ______________
                                                                           Total Dental Supplies & Equipment                              272
Total Airlines                                                 298         _____________________________________________________________________
_____________________________________________________________________
                                                                           Diagnostic Kits - 0.5%
Applications Software - 0.7%                                               IDEXX Laboratories*                        2,342               198
NetSuite*                                  6,787               284                                                                ______________
                                                       ______________
                                                                           Total Diagnostic Kits                                          198
Total Applications Software                                    284         _____________________________________________________________________
_____________________________________________________________________
                                                                           Distribution/Wholesale - 3.1%
Auto Repair Centers - 0.6%                                                 MWI Veterinary Supply*                     6,850               538
Monro Muffler Brake                        6,637               278         WESCO International*                      12,584               791
                                                       ______________                                                             ______________

Total Auto Repair Centers                                      278         Total Distribution/Wholesale                                 1,329
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Diversified - 0.8%                                               Electric Products-Miscellaneous - 2.4%
FMC                                        3,935               365         AMETEK                                    22,128             1,040
                                                       ______________                                                             ______________

Total Chemicals-Diversified                                    365         Total Electric Products-Miscellaneous                        1,040
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Specialty - 1.7%                                                 Electronic Components-Semiconductors - 1.4%
Albemarle                                 11,281               726         Ceva*                                     11,801               319
                                                       ______________      Semtech*                                  10,222               291
                                                                                                                                  ______________
Total Chemicals-Specialty                                      726
_____________________________________________________________________      Total Electronic Components-Semiconductors                     610
                                                                           _____________________________________________________________________
Commercial Banks-Eastern US - 1.6%
Signature Bank*                           12,048               701         Electronic Design Automation - 1.0%
                                                       ______________      Cadence Design Systems*                   42,551               449
                                                                                                                                  ______________
Total Commercial Banks-Eastern US                              701
_____________________________________________________________________      Total Electronic Design Automation                             449
                                                                           _____________________________________________________________________
Commercial Services - 4.3%
Acacia Research - Acacia Technologies*    17,153               706         Electronic Measuring Instruments - 1.1%
ExlService Holdings*                      10,277               248         Trimble Navigation*                        9,992               468
HMS Holdings*                             27,516               908                                                                ______________
                                                       ______________
                                                                           Total Electronic Measuring Instruments                         468
Total Commercial Services                                    1,862         _____________________________________________________________________
_____________________________________________________________________
                                                                           Engineering/R&D Services - 0.5%
Commercial Services-Finance - 2.0%                                         Mistras Group*                             9,842               222
Heartland Payment Systems                 22,466               539                                                                ______________
Wright Express*                            5,660               310
                                                       ______________      Total Engineering/R&D Services                                 222
                                                                           _____________________________________________________________________
Total Commercial Services-Finance                              849
_____________________________________________________________________      Enterprise Software/Services - 1.6%
                                                                           Qlik Technologies*                        11,227               317
Computer Services - 0.8%                                                   Ultimate Software Group*                   5,667               378
Manhattan Associates*                      7,455               327                                                                ______________
                                                       ______________
                                                                           Total Enterprise Software/Services                             695
Total Computer Services                                        327         _____________________________________________________________________
_____________________________________________________________________
                                                                           Filtration/Separation Products - 0.7%
Computers-Integrated Systems - 4.1%                                        Polypore International*                    8,135               310
Micros Systems*                           13,712               682                                                                ______________
NCR*                                      25,067               469
Riverbed Technology*                      17,935               429         Total Filtration/Separation Products                           310
Teradata*                                  3,915               210         _____________________________________________________________________
                                                       ______________
                                                                           Finance-Consumer Loans - 1.0%
Total Computers-Integrated Systems                           1,790         Portfolio Recovery Associates*             6,503               422
_____________________________________________________________________                                                             ______________

                                                                           Total Finance-Consumer Loans                                   422
                                                                           _____________________________________________________________________

                                                                 15

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 2.2%                                              Medical Products - 2.8%
Higher One Holdings*                      15,757       $       267         Cooper                                     6,289       $       453
MarketAxess Holdings                      22,519               699         Zoll Medical*                             11,283               774
                                                       ______________                                                             ______________

Total Finance-Other Services                                   966         Total Medical Products                                       1,227
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 0.5%                                      Medical-Generic Drugs - 0.3%
Hain Celestial Group*                      5,861               226         Perrigo                                    1,139               109
                                                       ______________                                                             ______________

Total Food-Miscellaneous/Diversified                           226         Total Medical-Generic Drugs                                    109
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 0.4%                                                         Medical-Outpatient/Home Medicine - 1.2%
Fresh Market*                              3,905               168         Air Methods*                               6,320               533
                                                       ______________                                                             ______________

Total Food-Retail                                              168         Total Medical-Outpatient/Home Medicine                         533
_____________________________________________________________________      _____________________________________________________________________

Hazardous Waste Disposal - 1.6%                                            Metal Processors & Fabricators - 1.2%
Clean Harbors*                            10,693               678         Haynes International                       8,326               506
                                                       ______________                                                             ______________

Total Hazardous Waste Disposal                                 678         Total Metal Processors & Fabricators                           506
_____________________________________________________________________      _____________________________________________________________________

Home Furnishings - 1.3%                                                    Multilevel Direct Selling - 1.0%
Tempur-Pedic International*                8,146               543         Nu Skin Enterprises, Cl A                  8,433               421
                                                       ______________                                                             ______________

Total Home Furnishings                                         543         Total Multilevel Direct Selling                                421
_____________________________________________________________________      _____________________________________________________________________

Human Resources - 0.7%                                                     Networking Products - 1.1%
Team Health Holdings*                     15,196               313         Netgear*                                  12,508               498
                                                       ______________                                                             ______________

Total Human Resources                                          313         Total Networking Products                                      498
_____________________________________________________________________      _____________________________________________________________________

Industrial Gases - 1.6%                                                    Oil Companies-Exploration & Production - 4.4%
Airgas                                     8,992               710         Cabot Oil & Gas                            9,550               305
                                                       ______________      Energy XXI Bermuda*                       12,231               402
                                                                           Oasis Petroleum*                          19,869               670
Total Industrial Gases                                         710         Rosetta Resources*                        10,991               528
_____________________________________________________________________                                                             ______________

Internet Content-Entertainment - 0.5%                                      Total Oil Companies-Exploration & Production                 1,905
Pandora Media*                            17,354               229         _____________________________________________________________________
                                                       ______________
                                                                           Oil-Field Services - 3.3%
Total Internet Content-Entertainment                           229         CARBO Ceramics                             2,630               256
_____________________________________________________________________      Core Laboratories                          3,020               321
                                                                           Oceaneering International                  8,901               432
Investment Management/Advisor Services - 2.1%                              Oil States International*                  5,393               430
Affiliated Managers Group*                 8,838               888                                                                ______________
                                                       ______________
                                                                           Total Oil-Field Services                                     1,439
Total Investment Management/Advisor Services                   888         _____________________________________________________________________
_____________________________________________________________________
                                                                           Pharmacy Services - 2.8%
Machinery-Electrical - 0.8%                                                Catalyst Health Solutions*                 6,788               372
Franklin Electric Co.                      6,653               333         SXC Health Solutions*                     13,115               827
                                                       ______________                                                             ______________

Total Machinery-Electrical                                     333         Total Pharmacy Services                                      1,199
_____________________________________________________________________      _____________________________________________________________________

Machinery-General Industry - 5.0%                                          Physician Practice Management - 0.8%
Chart Industries*                          5,865               327         Mednax*                                    4,854               346
Gardner Denver                            10,378               774                                                                ______________
Roper Industries                          11,307             1,056
                                                       ______________      Total Physician Practice Management                            346
                                                                           _____________________________________________________________________
Total Machinery-General Industry                             2,157
_____________________________________________________________________      Recreational Vehicles - 0.9%
                                                                           Polaris Industries                         6,116               394
Medical Information Systems - 0.7%                                                                                                ______________
athenahealth*                              5,170               301
                                                       ______________      Total Recreational Vehicles                                    394
                                                                           _____________________________________________________________________
Total Medical Information Systems                              301
_____________________________________________________________________

                                                                 16

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Rental Auto/Equipment - 1.5%                                               Transactional Software - 5.3%
Avis Budget Group*                        27,424       $       393         ACI Worldwide*                            17,850       $       542
United Rentals*                            6,195               237         Solera Holdings                            5,348               255
                                                       ______________      Synchronoss Technologies*                 20,550               687
                                                                           VeriFone Systems*                         19,362               827
Total Rental Auto/Equipment                                    630                                                                ______________
_____________________________________________________________________
                                                                           Total Transactional Software                                 2,311
Retail-Apparel/Shoe - 3.7%                                                 _____________________________________________________________________
DSW, Cl A                                  9,314               465
Express*                                   8,430               183         Transportation-Rail - 1.0%
Genesco*                                   4,924               301         Genesee & Wyoming, Cl A*                   6,924               430
PVH                                        4,629               357                                                                ______________
Vera Bradley*                              7,808               280
                                                       ______________      Total Transportation-Rail                                      430
                                                                           _____________________________________________________________________
Total Retail-Apparel/Shoe                                    1,586
_____________________________________________________________________      Vitamins & Nutrition Products - 1.2%
                                                                           Herbalife                                  8,759               507
Retail-Gardening Products - 1.5%                                                                                                  ______________
Tractor Supply                             7,824               632
                                                       ______________      Total Vitamins & Nutrition Products                            507
                                                                           _____________________________________________________________________
Total Retail-Gardening Products                                632
_____________________________________________________________________      Wireless Equipment - 0.7%
                                                                           Aruba Networks*                           12,973               287
Retail-Perfume & Cosmetics - 0.6%                                                                                                 ______________
Ulta Salon Cosmetics & Fragrance*          3,574               272
                                                       ______________      Total Wireless Equipment                                       287
                                                                                                                                  ______________
Total Retail-Perfume & Cosmetics                               272
_____________________________________________________________________      Total Common Stock (Cost $35,279)                           42,455
                                                                           _____________________________________________________________________
Retail-Pet Food & Supplies - 1.3%
PetSmart                                  10,903               580         Investment Company - 2.0%
                                                       ______________      Growth-Mid Cap - 1.3%
                                                                           iShares Russell Midcap
Total Retail-Pet Food & Supplies                               580            Growth Index Fund                       9,682               572
_____________________________________________________________________                                                             ______________

Retail-Restaurants - 2.1%                                                  Total Growth-Mid Cap                                           572
BJ's Restaurants*                         10,470               524         _____________________________________________________________________
Panera Bread, Cl A*                        2,541               377
                                                       ______________      Growth-Small Cap - 0.7%
                                                                           iShares Russell 2000
Total Retail-Restaurants                                       901            Growth Index Fund                       3,423               310
_____________________________________________________________________                                                             ______________

Retail-Sporting Goods - 1.4%                                               Total Growth-Small Cap                                         310
Dick's Sporting Goods                     14,325               590                                                                ______________
                                                       ______________
                                                                           Total Investment Company (Cost $873)                           882
Total Retail-Sporting Goods                                    590         _____________________________________________________________________
_____________________________________________________________________
                                                                           Affiliated Mutual Fund - 0.2%
Retail-Vitamins/Nutrient Supplements - 1.1%                                Old Mutual Cash Reserves Fund,
Vitamin Shoppe*                           11,168               477            Institutional Class, 0.00% (A)         82,207                82
                                                       ______________                                                             ______________

Total Retail-Vitamins/Nutrient Supplements                     477         Total Affiliated Mutual Fund (Cost $82)                         82
_____________________________________________________________________      _____________________________________________________________________

Seismic Data Collection - 0.8%                                             Total Investments - 100.4% (Cost $36,234)                   43,419
OYO Geospace*                              3,952               348         _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (0.4)%                    (162)
Total Seismic Data Collection                                  348         _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                               $   43,257
Semiconductor Components-Integrated Circuits - 0.6%                        _____________________________________________________________________
Linear Technology                          8,456               282
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 27.
Total Semiconductor Components-Integrated Circuits             282
_____________________________________________________________________

Semiconductor Equipment - 0.9%
Teradyne*                                 22,593               369
                                                       ______________

Total Semiconductor Equipment                                  369
_____________________________________________________________________

                                                                 17

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2012 in valuing the Fund's net assets were as follows (000):

           Description                                          Level 1             Level 2             Level 3              Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                 $42,455                $-                 $-                 $42,455
   Investment Company                                               882                 -                  -                     882
   Affiliated Mutual Fund                                            82                 -                  -                      82
____________________________________________________________________________________________________________________________________

Total Investments                                               $43,419                $-                 $-                 $43,419
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 18

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2012, the Old Mutual International Equity Fund (the "Fund") outperformed its benchmark, the MSCI EAFE Index (the "Index"). The Fund's Class A shares posted a -8.98% return at net asset value versus a
     -10.42% return for the Index. Performance for all share classes can be found on page 21.

Q.   What investment environment did the Fund face during the past period?

A.   As macroeconomic events continued to drive international equity returns, the six-month period saw large swings in market volatility. The first two months of the reporting period in particular were tumultuous, with equity markets around the world posting sharp losses amid apprehension about a Greek default, mounting fears of potential weakness in Europe's banking system, and a sense of generally deteriorating economic conditions worldwide.

     The ensuing months saw a moderation of 2011's generally downward trajectory, with many markets gaining ground. Investors perceived some hopeful economic signals in the U.S., and responded positively to Europe's moves on liquidity injections and greater fiscal integration. Some uncertainty persisted, however, with ongoing concerns about (1) the sustainability of growth, given the complexity of the European debt crisis, (2) uncertainty relating to China, and (3) unexpected events such as the widespread flooding in Thailand, which along with a strong yen helped jeopardize Japan's precarious recovery.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund outperformed the Index for the trailing six-month period, as solid gains from stock selection offset losses from country allocations. Stock selection was most successful in Japan, which contributed to the majority of value added for the
     Fund overall. Within Japan, holdings in the capital goods industry added the most value as industrial output continued to stage a steady recovery during the period following the country's natural and nuclear disasters in March 2011. There was also some moderate value added from the Fund's selections in Germany, France and the United Kingdom, with energy and financial stocks among the top contributors in these markets. Though oil prices pulled back during the third quarter of 2011, they recovered to end the period close to $100 a barrel.

     As noted previously, country allocations were negative for active return. In particular, the Fund lost value from its overweight positioning in Japan, France and Greece, as well as a market underweight in the United Kingdom and an active allocation to Canada.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were Westpac Banking, Fortescue Metals Group and Barclays.
     Westpac Banking, a banking organization in Australia and New Zealand, re-launched their Bank of Melbourne brand in July 2011, which further strengthened the company's multi-brand strategy. Westpac Banking also reported an increase in net profits for their fiscal year ending September 30, 2011, reflecting in part the previously announced impact of a tax-consolidation adjustment from the St. George merger in 2008. Fortescue Metals Group, an iron ore producer in Australia, reported an increase in net profits for the six-month period ending December 31, 2011, which was more than double the amount for the same period in
     2010. Barclays, a global financial services provider, saw its earnings rise in the third quarter of 2011, which was helped in part by lower provisions for bad loans. The company also cut jobs and costs in an effort to improve shareholder returns.

Performance Highlights

o    For the six-month period ended January 31, 2012, the Old Mutual International Equity Fund outperformed its benchmark, the MSCI
     EAFE Index. The Fund's Class A shares posted a -8.98% return at net asset value versus a -10.42% return for the Index.

o    Stock selection was most successful in Japan, which contributed to the majority of value added for the Fund overall. Moderate value was also added from the Fund's selections in Germany, France and the United Kingdom. Country allocations were negative for active return.

o    Among the individual stocks that contributed to Fund performance were Westpac Banking, Fortescue Metals Group and Barclays.

o    Among the top detractors from Fund performance were BNP Paribas, Enel and OPAP.

                                                                                                           International Equity Fund

                                                                 19

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Top Ten Holdings
as of January 31, 2012

Royal Dutch Shell, Cl A                                                     4.3%
___________________________________________________________________________________
BHP Billiton                                                                3.0%
___________________________________________________________________________________
Total                                                                       2.8%
___________________________________________________________________________________
AstraZeneca (GBP)                                                           2.8%
___________________________________________________________________________________
Roche Holding                                                               2.7%
___________________________________________________________________________________
BP                                                                          2.6%
___________________________________________________________________________________
Nippon Telegraph & Telephone                                                2.3%
___________________________________________________________________________________
Rio Tinto                                                                   2.3%
___________________________________________________________________________________
BASF                                                                        2.3%
___________________________________________________________________________________
Mitsubishi UFJ
Financial Group                                                             2.3%
___________________________________________________________________________________
As a % of Total
Fund Investments                                                           27.4%
___________________________________________________________________________________

     Among the top detractors from Fund performance were BNP Paribas, Enel and OPAP. BNP Paribas, a banking group based in France, saw its stock decline in August 2011 alongside other European banks amid concerns that lenders will face funding challenges as the region's debt crisis continues to stifle economic growth. The stock saw further losses in September on reports that its rating may be cut by Moody's Investors Service amid concerns over the company's holdings of Greek sovereign debt. Enel, an electricity operator in Italy, reported it would be forced to evaluate dividends and investments to meet its debt-reduction goals after the government raised taxes on energy companies, which sent shares lower in the fourth quarter of 2011. OPAP, a gambling company in Europe, saw its shares dip in November 2011 after the company's third-quarter profits fell 16%, as Greek gamblers spent less on betting amid the recent austerity measures.

Q.   What is the investment outlook for international stocks?

A.   As the macroeconomic picture continues to be uncertain, particularly in Europe, Acadian Asset Management LLC ("Acadian"), the
     Fund's sub-adviser, expects that investors in turn will continue to swing between return-chasing and risk-avoiding behavior in the months ahead. Acadian believes more negative news is possible in the form of slowing growth in key economies, further signs of weakness in the European banking system, or new sovereign downgrades.

     Acadian notes a key risk to global markets is the likelihood of a downturn in Europe in the near term, as financial market turmoil and austerity measures across the region weigh on economic activity. Adding to this is the major concern of bank deleveraging, with a potential credit crunch in the region potentially deepening the impact of a recession both locally and globally. Japan's economy is also vulnerable to macro events around the globe. Acadian believes the effects of yen strength, softer demand for exports, and weak stock prices could dampen economic activity going forward.

     Given the likelihood that major central banks will pursue accommodative monetary policy well into 2012, Acadian believes that despite elevated market uncertainty, investors will continue to turn to equities as one of the few sources of significant potential return. It is also important to consider that equity markets generally rise in anticipation of economic recovery.
     Looking ahead, Acadian notes if a rally can build - encouraged by definitive signs that Europe's crisis is on the mend, or that the U.S. economy is strengthening more quickly than anticipated - strong asset flows into global equities could be on the horizon.

International Equity Fund

                                                                 20

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2012
____________________________________________________________________________________________________________________________________
                                                                                                                        Annualized
                                                                 Inception      6 Month       1 Year      5 Year         Inception
                                                                   Date          Return       Return      Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                 12/30/05      (14.18)%     (13.40)%     (7.07)%         (2.04)%
Class A without load                                              12/30/05       (8.98)%      (8.10)%     (5.96)%         (1.08)%
Class Z                                                           12/30/05       (8.89)%      (7.92)%     (5.73)%         (0.84)%
Institutional Class                                               12/30/05       (8.75)%      (7.67)%     (5.49)%         (0.59)%
MSCI EAFE Index                                                   12/30/05      (10.42)%      (9.59)%     (3.85)%          0.73%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%. Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2011 prospectus) are 6.85% and 1.52%; 4.65% and 1.27%; and 1.45%
and 1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE Index
12/30/05	9,425	10,000	10,000	10,000
7/31/06	10,320	10,970	10,980	11,125
7/31/07	13,212	14,067	14,126	13,785
7/31/08	10,960	11,693	11,779	12,105
7/31/09	7,678	8,220	8,295	9,369
7/31/10	8,130	8,720	8,828	9,956
7/31/11	9,694	10,426	10,572	11,665
1/31/12	8,824	9,499	9,647	10,450

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Country Weightings as of January 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Japan	26.5%
United Kingdom	15.4%
Australia	9.2%
Netherlands	7.1%
France	7.0%
Germany	6.4%
Switzerland	5.4%
Singapore	4.8%
Sweden	3.3%
Hong Kong	3.2%
Denmark	3.2%
Italy	1.8%
Finland	1.7%
Norway	1.7%
Austria	1.2%
Greece	0.6%
Spain	0.6%
Common Stock	0.3%
Cash Equivalents	0.2%
Belgium	0.2%
Cyprus	0.2%
Canada	0.0%
China	0.0%
Portugal	0.0%
New Zealand	0.0%

                                                                 21

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 0.2%                                                        Finland - 1.7%
B2B/E-Commerce - 0.0%                                                      Digia                                      3,602       $        14
Global Sources*                              319       $         2         Nokia                                     35,861               180
                                                       ______________      Stora Enso, Cl R                          31,356               224
                                                                                                                                  ______________
Total B2B/E-Commerce                                             2
_____________________________________________________________________      Total Finland                                                  418
                                                                           _____________________________________________________________________
Electronic Components-Miscellaneous - 0.2%
NAM TAI Electronics                       10,339                61         France - 6.9%
                                                       ______________      AXA                                       17,317               264
                                                                           BNP Paribas                                5,922               252
Total Electronic Components-Miscellaneous                       61         Cegid Group                                  578                12
                                                       ______________      Etam Developpement*                          427                 8
                                                                           France Telecom                               370                 6
Total Common Stock (Cost $36)                                   63         LDC                                           91                10
_____________________________________________________________________      Linedatarvices                             1,290                15
                                                                           Parrot*                                    1,897                51
Foreign Common Stock - 97.5%                                               Tessi                                          8                 1
Australia - 9.1%                                                           Total                                     13,169               698
Australia & New Zealand Banking Group      5,321               121         Vivendi                                   19,830               416
BHP Billiton                              18,985               752                                                                ______________
Commonwealth Bank of Australia             7,511               404
Fortescue Metals Group                     7,474                40         Total France                                                 1,733
National Australia Bank                    9,139               231         _____________________________________________________________________
Northern Star Resources*                  26,943                28
RCR Tomlinson                              9,438                16         Germany - 6.2%
Rio Tinto                                  6,590               484         Amadeus Fire                               1,154                45
Suncorp Group                                699                 6         BASF                                       7,339               566
VDM Group*                                26,399                 1         Bavaria Industriekapital                     651                11
Wesfarmers                                   385                12         Bayer                                      7,615               535
Westpac Banking                            8,426               189         Bayerische Motoren Werke                     895                77
                                                       ______________      Cewe Color Holding                           836                36
                                                                           Freenet                                       62                 1
Total Australia                                              2,284         Infineon Technologies                     33,656               308
_____________________________________________________________________                                                             ______________

Austria - 1.2%                                                             Total Germany                                                1,579
OMV                                        8,703               286         _____________________________________________________________________
Telekom Austria                              200                 2
Voestalpine                                  127                 4         Greece - 0.6%
                                                       ______________      OPAP                                      15,137               155
                                                                                                                                  ______________
Total Austria                                                  292
_____________________________________________________________________      Total Greece                                                   155
                                                                           _____________________________________________________________________
Belgium - 0.2%
Euronav*                                      40                 -         Hong Kong - 3.1%
Recticel                                   7,070                49         Alco Holdings                             12,217                 4
                                                       ______________      Champion Technology Holdings           6,316,000                80
                                                                           CLP Holdings                                 500                 4
Total Belgium                                                   49         Dickson Concepts International            19,000                11
_____________________________________________________________________      DMX Technologies Group*                   38,000                 8
                                                                           Hongkong Land Holdings                     1,000                 5
Canada - 0.0%                                                              Hutchison Whampoa                         28,000               266
QLT*                                         153                 1         Jardine Strategic Holdings                 8,500               265
Suncor Energy                                200                 7         Kantone Holdings                          60,000                 1
                                                       ______________      Keckng Investments                        24,900                10
                                                                           Luen Thai Holdings                       137,000                11
Total Canada                                                     8         Next Media*                              246,000                22
_____________________________________________________________________      Pacific Textile Holdings                 100,000                62
                                                                           Victory City International Holdings      228,000                23
China - 0.0%                                                               Wing On Co. International                  7,000                14
Sinocom Software Group                    88,000                 8         Wuling Motors Holdings                    20,000                 1
SunVic Chemical Holdings                   1,000                 -                                                                ______________

                                                       ______________      Total Hong Kong                                                787
                                                                           _____________________________________________________________________
Total China                                                      8
_____________________________________________________________________

Cyprus - 0.1%
Bank of Cyprus Public                     38,136                38
                                                       ______________

Total Cyprus                                                    38
_____________________________________________________________________

Denmark - 3.1%
AP Moller - Maersk, Cl B                      65               480
NOVO Nordisk A/S, Cl B                     2,527               300
                                                       ______________

Total Denmark                                                  780
_____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Italy - 1.8%                                                               Japan - continued
Banca Popolare dell'Emilia Romagna           169       $         1         Konishi                                    1,000       $        15
Delclima*                                  2,558                 2         KRS                                          800                 9
De'Longhi                                  2,558                25         Kyodo Printing                             4,000                11
Enel                                     101,992               418         Mikuni Coca-Cola Bottling                    600                 5
Exor                                          26                 1         Mimasu Semiconductor Industry              1,500                14
Milano Assicurazioni*                        521                 -         Mitani                                       500                 7
                                                       ______________      Mitsubishi UFJ Financial Group           121,700               562
                                                                           Mitsui High-Tec*                           2,400                10
Total Italy                                                    447         Mitsui Home                                2,000                11
_____________________________________________________________________      Namura Shipbuilding                       26,500               106
                                                                           Nichireki                                 12,000                67
Japan - 25.9%                                                              NIFTY                                         59                72
Airport Facilities                         3,900                18         Nihon Plast                                1,200                 9
Alfresa Holdings                             200                 9         Nihon Yamamura Glass                       1,000                 3
Arc Land Sakamoto                          2,000                37         Nippo                                     15,000               168
Asahi Kogyosha                             2,000                 9         Nippon Antenna                             1,100                 8
Bando Chemical Industries                  8,000                30         Nippon Road                               13,000                56
Belluna                                    7,550                60         Nippon Steel                                 700                 2
Chubu Steel Plate                            300                 2         Nippon Steel Trading                       1,000                 3
Coca-Cola Central Japan                    6,000                80         Nippon Telegraph & Telephone              11,500               577
CTI Engineering                            2,600                17         NIS Group*                                24,600                 1
Daihatsu Diesel Manufacturing              4,000                20         Nissan Motor                              35,300               334
Daihatsu Motor                            10,000               193         Nisshin Fudosan                            5,600                34
Dainippon Sumitomo Pharma                 22,300               258         Nisshin Sugar Holdings*                      700                14
Daito Trust Construction                   4,000               378         Nojima                                     3,528                28
Daiwa House Industry                      27,000               342         Nuflare Technology                            14                52
EDION                                     13,100               103         Obayashi Road                             31,000               104
Faith                                      1,381               170         Pacific Industrial                         4,000                19
Fields                                         8                12         Piolax                                     2,800                66
F-Tech                                     2,000                26         Raysum*                                        3                 -
Fuji Soft                                    700                14         Relo Holdings                              2,300                63
Fujimori Kogyo                             1,400                21         Riken Technos                              3,000                 9
Fujitsu Broad Solution & Consulting        1,100                11         Saison Information Systems                 1,600                22
Fujitsu Frontech                           1,100                 7         Sanyo Housing Nagoya                          30                31
FuKoKu                                     1,600                15         Seria                                          1                 5
Fukuda Denshi                              1,300                40         Shidax                                     5,000                24
Fuso Chemical                                500                14         Shinsho                                    2,000                 5
Gamecard-Joyco Holdings                    3,300                59         Soken Chemical & Engineering                 700                 7
Happinet                                   3,200                29         Studio Alice                              12,900               200
Haruyama Trading                           1,500                 8         Sumikin Bussan                             2,000                 6
Haseko*                                      500                 -         Suncall                                    4,000                18
Hazama*                                   26,300                79         T&K Toka                                     400                 5
Heiwa                                      4,000                72         Takagi Securities*                         2,000                 2
Hi-LEX                                     1,600                26         Tokai                                      1,600                36
Hitachi                                   59,000               328         Tokyu Construction                        10,170                28
Hokkaido Coca-Cola Bottling                2,000                10         Totetsu Kogyo                             29,000               299
Hokkan Holdings                            4,000                12         Unipres                                    5,000               156
H-One                                      3,600                26         Usen*                                     15,940                10
Imasen Electric Industrial                   884                11         Watabe Wedding                             3,377                32
IMI                                          600                12         Yachiyo Bank                                 300                 7
IT Holdings                               11,800               145         Yachiyo Industry                           1,400                 8
J Trust                                   10,700               100         Yamato International                       2,000                10
JMS                                        3,000                10         Yasunaga                                   2,100                15
Kamei                                      3,000                34         Yellow Hat                                 2,700                43
Kasai Kogyo                               10,000                53         Zojirushi                                 18,000                63
Kawasumi Laboratories                     10,000                60                                                                ______________
Koike Sanso Kogyo                          6,000                16
Kojima                                     7,400                50         Total Japan                                                  6,544
Komatsu Seiren                            10,000                47         _____________________________________________________________________
_____________________________________________________________________

                                                                 23

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Netherlands - 7.0%                                                         United Kingdom - 15.1%
EADS                                      12,809       $       431         AstraZeneca (GBP)                         14,220       $       685
ING Groep*                                27,517               251         AstraZeneca (SEK)                            317                15
PostNL                                        53                 -         Barclays                                  63,379               212
Royal Dutch Shell, Cl A                   30,188             1,074         Berendsen                                 31,578               229
TNT Express                                   53                 -         BHP Billiton                               2,488                84
                                                       ______________      BP ADR                                     4,619               212
                                                                           BP                                        85,082               640
Total Netherlands                                            1,756         British Polythene Industries               2,378                14
_____________________________________________________________________      Character Group                              242                 -
                                                                           Dart Group                                40,418                40
New Zealand - 0.0%                                                         Hilton Food Group                          1,087                 4
Sky Network Television                       210                 1         HSBC Holdings                             65,449               547
                                                       ______________      Imperial Tobacco Group                    15,154               543
                                                                           Legal & General Group                      2,142                 4
Total New Zealand                                                1         Rio Tinto                                  9,398               566
_____________________________________________________________________      Standard Life                              1,658                 6
                                                                           Tribal Group                              14,443                15
Norway - 1.6%                                                              Vitec Group                                  162                 1
Statoil                                   16,349               412                                                                ______________
                                                       ______________
                                                                           Total United Kingdom                                         3,817
Total Norway                                                   412                                                                ______________
_____________________________________________________________________
                                                                           Total Foreign Common Stock (Cost $22,651)                   24,601
Portugal - 0.0%                                                            _____________________________________________________________________
Novabase SGPS                              1,941                 5
                                                       ______________      Rights - 0.00%
                                                                           Cyprus - 0.00%
Total Portugal                                                   5         Bank of Cyprus Public* (C)                38,136                 -
_____________________________________________________________________                                                             ______________

Singapore - 4.7%                                                           Total Cyprus                                                     -
DBS Group Holdings                        46,000               494                                                                ______________
Elec & Eltek International                 9,745                26
Golden Agri-Resources                    229,000               133         Total Rights (Cost $-)                                           -
GP Batteries International                 5,000                 4         _____________________________________________________________________
Great Eastern Holdings                     2,000                21
Jardine Cycle & Carriage                  10,526               429         Affiliated Mutual Fund - 0.2%
Lian Beng Group                          266,000                79         Old Mutual Cash Reserves Fund,
QAF                                        7,000                 4            Institutional Class, 0.00% (A)         50,208                50
                                                       ______________                                                             ______________

Total Singapore                                              1,190         Total Affiliated Mutual Fund (Cost $50)                         50
_____________________________________________________________________      _____________________________________________________________________

Spain - 0.6%                                                               Total Investments - 97.9% (Cost $22,737)                    24,714
Endesa*                                    7,162               141         _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 2.1%                       531
Total Spain                                                    141         _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $    25,245
Sweden - 3.3%                                                              _____________________________________________________________________
Saab, Cl B                                18,784               402
Volvo, Cl B                               32,485               422         For descriptions of abbreviations and footnotes, please refer to
                                                       ______________      page 27.

Total Sweden                                                   824
_____________________________________________________________________

Switzerland - 5.3%
Advanced Digital Broadcast Holdings        2,822                29
Bell Holding                                  28                52
Clariant*                                    418                 5
Emmi                                       1,123               233
Nestle                                     6,172               354
Roche Holding                              3,889               660
                                                       ______________

Total Switzerland                                            1,333
_____________________________________________________________________

                                                                 24

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2012 in valuing the Fund's net assets were as follows (000):

                      Description                                    Level 1         Level 2           Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                        $63           $     -             $-            $    63
   Foreign Common Stock
      Australia                                                          -             2,284              -              2,284
      Austria                                                            -               292              -                292
      Belgium                                                            -                49              -                 49
      Canada                                                             8                 -              -                  8
      China                                                              -                 8              -                  8
      Cyprus                                                             -                38              -                 38
      Denmark                                                            -               780              -                780
      Finland                                                            -               418              -                418
      France                                                             -             1,733              -              1,733
      Germany                                                            -             1,579              -              1,579
      Greece                                                             -               155              -                155
      Hong Kong                                                          -               787              -                787
      Italy                                                              -               447              -                447
      Japan                                                              -             6,544              -              6,544
      Netherlands                                                        -             1,756              -              1,756
      New Zealand                                                        -                 1              -                  1
      Norway                                                             -               412              -                412
      Portugal                                                           -                 5              -                  5
      Singapore                                                          -             1,190              -              1,190
      Spain                                                              -               141              -                141
      Sweden                                                             -               824              -                824
      Switzerland                                                        -             1,333              -              1,333
      United Kingdom                                                     -             3,817              -              3,817
   Rights                                                                -                 -              -                  -
   Affiliated Mutual Fund                                               50                 -              -                 50
____________________________________________________________________________________________________________________________________

Total Investments                                                     $121           $24,593             $-            $24,714
____________________________________________________________________________________________________________________________________

                                                                 25

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing quotations of an independent pricing service and are classified as Level 2. The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value
(000).

                                                            Foreign
                                                             Common
                                                             Stock
_____________________________________________________________________

Balance as of July 31, 2011                                   $ 2
   Realized gain (loss)                                         -
   Change in unrealized appreciation
      (depreciation)                                            -
   Accrued discounts/premiums                                   -
   Purchases                                                    -
   Sales                                                        -
   Transfers in and/or out of Level 3                          (2)
                                                              ___

Balance as of January 31, 2012                                $ -
                                                              ___

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of
Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 26

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(A) - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated funds. The rate reported represents the 7-day effective yield as of January 31, 2012.

(B) - All or a portion of this security is held as cover for securities sold short or open written option contracts.

(C) - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On January 31, 2012, the value of this security was $0, representing 0.0% of the net assets of the Old Mutual International Equity Fund.

ADR - American Depositary Receipt
Cl - Class
GBP - British Pound Sterling
HMO - Health Maintenance Organization
R&D - Research and Development
REITs - Real Estate Investment Trusts
SEK - Swedish Krona

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 27

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)

AS OF JANUARY 31, 2012 (UNAUDITED)
__________________________________________________________________________________________________________________________________________________________________
                                                                                                                              Old Mutual
                                                                                                        Old Mutual           Copper Rock            Old Mutual
                                                                                                         Analytic              Emerging            International
                                                                                                           Fund              Growth Fund            Equity Fund
__________________________________________________________________________________________________________________________________________________________________
Assets:
   Investment Securities, at cost                                                                       $   69,150            $   36,152              $22,687
   Investment in Affiliated Mutual Fund, at cost                                                             1,565                    82                   50
__________________________________________________________________________________________________________________________________________________________________
   Investment Securities, at value                                                                      $   78,900            $   43,337              $24,664
   Investment in Affiliated Mutual Fund, at value                                                            1,565                    82                   50
   Cash Deposits held at Prime Broker                                                                          170                     -                    -
   Foreign Currency (cost $-, $-, $6)                                                                            -                     -                    5
   Receivable for Capital Shares Sold                                                                          117                     -                   11
   Receivable from Investment Adviser                                                                           12                     3                   19
   Receivable for Investment Securities Sold                                                                     -                   465                  560
   Receivable for Dividends                                                                                     62                     4                   56
   Other Assets                                                                                                  3                     6                   11
__________________________________________________________________________________________________________________________________________________________________
      Total Assets                                                                                          80,829                43,897               25,376
__________________________________________________________________________________________________________________________________________________________________
Liabilities:
   Payable for Investment Securities Purchased                                                                   -                   574                   77
   Payable for Capital Shares Redeemed                                                                         149                     7                    -
   Written Option Contracts, at Value, (Proceeds received of $2,194, $-, $-)                                 1,948                     -                    -
   Securities Sold Short, at Value (Proceeds received of $13,695, $-, $-)                                   13,424                     -                    -
   Payable for Administration Fees                                                                               6                     4                    2
   Payable for Distribution & Service Fees                                                                       3                     -                    -
   Payable for Management Fees                                                                                  48                    33                   21
   Payable to Custodian                                                                                         14                     -                    -
   Payable for Trustees' Fees                                                                                    1                     1                    1
   Accrued Expenses                                                                                             85                    21                   30
__________________________________________________________________________________________________________________________________________________________________
      Total Liabilities                                                                                     15,678                   640                  131
__________________________________________________________________________________________________________________________________________________________________
Net Assets                                                                                              $   65,151            $   43,257              $25,245
__________________________________________________________________________________________________________________________________________________________________
Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                          $  210,647            $   41,737              $66,617
   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)          (96)                 (224)                 (27)
   Accumulated Net Realized Loss on Investments, Securities Sold Short,
      Written Options, and Foreign Currency Transactions                                                  (155,667)               (5,441)             (43,321)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Written Options, and Foreign Currency Transactions                                                    10,267                 7,185                1,976
__________________________________________________________________________________________________________________________________________________________________
Net Assets                                                                                              $   65,151            $   43,257              $25,245
__________________________________________________________________________________________________________________________________________________________________
Net Assets - Class A                                                                                    $   19,779              $  2,408              $   258
Net Assets - Class C                                                                                        12,640                   N/A                  N/A
Net Assets - Class Z                                                                                        32,730                 7,694                  494
Net Assets - Institutional Class                                                                                 2                33,155               24,493
__________________________________________________________________________________________________________________________________________________________________
Outstanding Shares of Beneficial Interest - Class A                                                      1,877,937               215,903               31,237
Outstanding Shares of Beneficial Interest - Class C                                                      1,259,669                   N/A                  N/A
Outstanding Shares of Beneficial Interest - Class Z                                                      3,069,153               678,877               59,716
Outstanding Shares of Beneficial Interest - Institutional Class                                                169             2,886,923            2,961,202
__________________________________________________________________________________________________________________________________________________________________
Net Asset Value and Redemption Price Per Share - Class A^                                               $    10.53            $    11.15           $     8.26
__________________________________________________________________________________________________________________________________________________________________
Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)                                       $    11.17            $    11.83           $     8.76
__________________________________________________________________________________________________________________________________________________________________
Net Asset Value, Offering and Redemption Price Per Share - Class C†^                                    $    10.03                   N/A                  N/A
__________________________________________________________________________________________________________________________________________________________________
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                     $    10.66            $    11.33           $     8.28
__________________________________________________________________________________________________________________________________________________________________
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                         $    10.67            $    11.48           $     8.27
__________________________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.
N/A - Not Applicable
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 28

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)
___________________________________________________________________________________________________________________________________________________________________
                                                                                                                          Old Mutual
                                                                                                     Old Mutual           Copper Rock            Old Mutual
                                                                                                      Analytic             Emerging             International
                                                                                                        Fund              Growth Fund            Equity Fund
___________________________________________________________________________________________________________________________________________________________________
Investment Income:
   Dividends                                                                                           $   726            $     52               $    316
   Interest Income                                                                                           2                   -                      -
   Less: Foreign Taxes Withheld                                                                              -                   -                    (14)
___________________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                              728                  52                    302
___________________________________________________________________________________________________________________________________________________________________
Expenses:
   Management Fees                                                                                         278                 193                    136
   Administration Fees                                                                                      33                  21                     14
   Distribution and Service Fees:
      Class A                                                                                               26                   3                      -
      Class C                                                                                               65                   -                      -
   Trustees' Fees                                                                                            9                   6                      4
   Custodian Fees                                                                                            7                   7                     22
   Professional Fees                                                                                        33                  19                     32
   Registration and SEC Fees                                                                                26                  22                     20
   Transfer Agent Fees                                                                                     102                  20                      4
   Dividend Expense on Securities Sold Short                                                               274                   -                      -
   Interest Expense on Securities Sold Short                                                                35                   -                      -
   Pricing Fees                                                                                              1                   1                     29
   Other Expenses                                                                                           28                  12                      7
___________________________________________________________________________________________________________________________________________________________________
      Total Expenses                                                                                       917                 304                    268
___________________________________________________________________________________________________________________________________________________________________
Less:
   Net Waiver of Management Fees                                                                           (91)                (28)                  (128)
___________________________________________________________________________________________________________________________________________________________________
      Net Expenses                                                                                         826                 276                    140
___________________________________________________________________________________________________________________________________________________________________
   Net Investment Income (Loss)                                                                            (98)               (224)                   162
___________________________________________________________________________________________________________________________________________________________________
   Net Realized Gain (Loss) from Investment Transactions (including Securities Sold Short)              (3,963)              1,610                    166
   Net Realized Loss on Foreign Currency Transactions                                                        -                   -                    (35)
   Net Realized Gain on Written Option Contracts                                                         2,262                   -                      -
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short)                                                                  3,876              (5,613)                (3,866)
   Net Change in Unrealized Depreciation on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                   -                   -                    (11)
   Net Change in Unrealized Appreciation on Written Option Contracts                                        14                   -                      -
___________________________________________________________________________________________________________________________________________________________________
   Net Realized and Unrealized Gain (Loss) on Investments                                                2,189              (4,003)                (3,746)
___________________________________________________________________________________________________________________________________________________________________
   Increase (Decrease) in Net Assets Resulting from Operations                                         $ 2,091             $(4,227)               $(3,584)
___________________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 29

STATEMENTS OF CHANGES IN NET ASSETS (000)

___________________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual
                                                                                                               Analytic
                                                                                                                 Fund
___________________________________________________________________________________________________________________________________________

                                                                                                     8/1/11 to            8/1/10 to
                                                                                                      1/31/12              7/31/11
                                                                                                    (Unaudited)
___________________________________________________________________________________________________________________________________________
Investment Activities:
   Net Investment Income (Loss)                                                                        $   (98)           $    385
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Futures Contracts, Forward Foreign Currency Contracts,
      Foreign Currency Transactions and Written Option Contracts                                        (1,701)             10,031
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short), Futures Contracts, Forward Foreign Currency Contracts,
      Foreign Currency Transactions, and Written Option Contracts                                        3,890              (1,047)
___________________________________________________________________________________________________________________________________________
   Net Increase (Decrease) in Net Assets Resulting from Operations                                       2,091               9,369
___________________________________________________________________________________________________________________________________________
Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                             (152)                  -
      Class C                                                                                              (59)                  -
      Class Z                                                                                             (304)                  -
      Institutional Class                                                                                    -                   -
___________________________________________________________________________________________________________________________________________
   Total Dividends and Distributions                                                                      (515)                  -
___________________________________________________________________________________________________________________________________________
Capital Share Transactions:
   Class A
   Shares Issued                                                                                           401               1,091
   Shares Issued upon Reinvestment of Distributions                                                        128                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                      (4,729)            (19,824)
___________________________________________________________________________________________________________________________________________
   Total Class A Capital Share Transactions                                                             (4,200)            (18,733)
___________________________________________________________________________________________________________________________________________
   Class C
   Shares Issued                                                                                           154                 155
   Shares Issued upon Reinvestment of Distributions                                                         24                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                      (2,066)             (8,683)
___________________________________________________________________________________________________________________________________________
   Total Class C Capital Share Transactions                                                             (1,888)             (8,528)
___________________________________________________________________________________________________________________________________________
   Class Z
   Shares Issued                                                                                         6,643              13,150
   Shares Issued upon Reinvestment of Distributions                                                        283                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                      (5,524)             (8,178)
___________________________________________________________________________________________________________________________________________
   Total Class Z Capital Share Transactions                                                              1,402               4,972
___________________________________________________________________________________________________________________________________________
   Institutional Class
   Shares Issued                                                                                             -                   -
   Shares Issued upon Reinvestment of Distributions                                                          -                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                           -                   -
___________________________________________________________________________________________________________________________________________
   Total Institutional Class Capital Share Transactions                                                      -                   -
___________________________________________________________________________________________________________________________________________
   Decrease in Net Assets Derived from Capital Shares Transactions                                      (4,686)            (22,289)
___________________________________________________________________________________________________________________________________________
   Total Decrease in Net Assets                                                                         (3,110)            (12,920)
___________________________________________________________________________________________________________________________________________
Net Assets:
      Beginning of Period                                                                               68,261              81,181
___________________________________________________________________________________________________________________________________________
      End of Period                                                                                    $65,151            $ 68,261
___________________________________________________________________________________________________________________________________________
Undistributed (Distribution in Excess of) Net Investment Income/(Accumulated Net Investment Loss)      $   (96)           $    517
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 30

___________________________________________________________
         Old Mutual
        Copper Rock                  Old Mutual
          Emerging                  International
        Growth Fund                  Equity Fund
___________________________________________________________
  8/1/11 to      8/1/10 to      8/1/11 to      8/1/10 to
   1/31/12        7/31/11        1/31/12        7/31/11
 (Unaudited)                   (Unaudited)
___________________________________________________________
    $  (224)       $  (659)      $   162       $    889

      1,610         13,661           131          4,380

     (5,613)         9,620        (3,877)         3,213
___________________________________________________________
     (4,227)        22,622        (3,584)         8,482
___________________________________________________________
          -              -            (8)            (5)
          -              -             -              -
          -              -           (17)           (10)
          -              -          (943)          (875)
___________________________________________________________

          -              -          (968)          (890)
___________________________________________________________
        111          1,153            75             22
          -              -             8              4
          -              1             -              -
     (1,367)        (1,426)          (49)          (194)
___________________________________________________________
     (1,256)          (272)           34           (168)
___________________________________________________________
          -              -             -              -
          -              -             -              -
          -              -             -              -
          -              -             -              -
___________________________________________________________
          -              -             -              -
___________________________________________________________
        509          3,076            26            274
          -              -            16             10
          -              -             -              -
     (1,117)       (11,562)          (24)          (357)
___________________________________________________________
       (608)        (8,486)           18            (73)
___________________________________________________________
      3,261          4,875           282            701
          -              -           943            875
          1              -             -              -
     (4,265)       (31,951)       (7,550)       (21,994)
___________________________________________________________
     (1,003)       (27,076)       (6,325)       (20,418)
___________________________________________________________
     (2,867)       (35,834)       (6,273)       (20,659)
___________________________________________________________
     (7,094)       (13,212)      (10,825)       (13,067)
___________________________________________________________
     50,351         63,563        36,070         49,137
___________________________________________________________
    $43,257        $50,351       $25,245       $ 36,070
___________________________________________________________
    $  (224)       $     -       $   (27)      $    779
___________________________________________________________

                                                                 31

STATEMENT OF CASH FLOWS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)

___________________________________________________________________________________________________________________________________________

                                                                                                                              Old Mutual
                                                                                                                               Analytic
                                                                                                                                 Fund
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received                                                                                          $      750
      Purchases of Long-term Portfolio Investments                                                                                (98,328)
      Proceeds from Sales of Long-term Portfolio Investments                                                                      103,337
      Net Cash Used in Purchased Option Contracts                                                                                     (89)
      Net Cash Provided From Written Option Contracts                                                                               2,361
      Net Cash Used in Short Sales Transactions                                                                                    (1,008)
      Net Increase in Short-term Investments                                                                                         (971)
      Interest Expense Paid                                                                                                           (35)
      Operating Expenses Paid                                                                                                        (798)
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                      5,219
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                               (5,382)
      Cash Dividends Paid, Excluding Reinvestments of $435                                                                            (80)
      Increase in Payable to Custodian                                                                                                 14
      Increase in Deposits with Prime Brokers                                                                                         229
___________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                           (5,219)
___________________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                                   -
   Cash at Beginning of Year                                                                                                            -
___________________________________________________________________________________________________________________________________________

   Cash at End of Period                                                                                                       $        -
___________________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided From Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                        $    2,091
___________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                                          3,030
   Increase in Written Option Contracts, at Value                                                                                      85
   Decrease in Dividends and Interest Receivable                                                                                       22
   Decrease in Other Assets                                                                                                             4
   Decrease in Accrued Expenses                                                                                                       (13)
___________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                                3,128
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                 $    5,219
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 32

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)

                                                                                                                                                                                      Ratio of
                                                                                                                                                                                      Expenses
                                           Realized                                                                                                                                to Average Net   Ratio of Net
                    Net                       and                                                                                      Net                  Net                        Assets        Investment
                   Asset         Net      Unrealized                           Dividends   Distributions                 Total        Asset               Assets         Ratio       (Excluding        Income
                   Value      Investment     Gains                   Total      from Net       from        Return      Dividends      Value                 End       of Expenses   Waivers and        (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment     Capital        of           and          End       Total    of Year     to Average      Expense        to Average   Turnover
                  of Year      (Loss)*    Securities*     Fees     Operations    Income        Gains       Capital   Distributions   of Year    Return†    (000)      Net Assets    Reductions)      Net Assets     Rate
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND

 Class A
 2012>            $10.26       $(0.01)     $ 0.36          $-        $ 0.35      $(0.08)      $    -         $ -        $(0.08)      $10.53      3.42%    $ 19,779     2.47% (1)       3.00% (1)       (0.23)%     125.49%
 2011               9.02         0.06        1.18           -          1.24           -            -           -             -        10.26     13.75%      23,505     1.82% (1)       2.16% (1)        0.66%      231.43%
 2010               8.68         0.05        0.29           -          0.34           -            -           -             -         9.02      3.92%      38,274     1.78% (1)       2.27% (1)        0.52%      168.45%
 2009              11.88         0.02       (3.22)          -         (3.20)          -            -           -             -         8.68    (26.94)%     83,169     2.07% (1)       2.41% (1)        0.24%      195.35%
 2008              14.51         0.05       (1.80)          -         (1.75)      (0.18)       (0.70)          -         (0.88)       11.88    (12.60)%    285,305     1.92% (1)       2.13% (1)        0.40%      171.50%
 2007              13.21         0.08        1.24           -          1.32       (0.02)           -           -         (0.02)       14.51      9.99%     607,810     1.54% (1)       1.96% (1)        0.55%      183.98%

 Class C
 2012>            $ 9.79       $(0.05)     $ 0.34          $-        $ 0.29      $(0.05)      $    -         $ -        $(0.05)      $10.03      2.93%    $ 12,640     3.23% (1)       3.56% (1)       (0.99)%     125.49%
 2011               8.67        (0.01)       1.13           -          1.12           -            -           -             -         9.79     12.92%      14,243     2.57% (1)       2.78% (1)       (0.10)%     231.43%
 2010               8.40        (0.02)       0.29           -          0.27           -            -           -             -         8.67      3.21%      20,558     2.53% (1)       2.91% (1)       (0.23)%     168.45%
 2009              11.59        (0.05)      (3.14)          -         (3.19)          -            -           -             -         8.40    (27.52)%     51,879     2.82% (1)       2.97% (1)       (0.52)%     195.35%
 2008              14.32        (0.04)      (1.77)          -         (1.81)      (0.22)       (0.70)          -         (0.92)       11.59    (13.23)%    158,508     2.65% (1)       2.85% (1)       (0.34)%     171.50%
 2007              13.11        (0.03)       1.24           -          1.21           -            -           -             -        14.32      9.24%     340,569     2.29% (1)       2.67% (1)       (0.19)%     183.98%

 Class Z
 2012>            $10.40       $    -      $ 0.36          $-        $ 0.36      $(0.10)      $    -         $ -        $(0.10)      $10.66      3.45%    $ 32,730     2.26% (1)       2.30% (1)       (0.05)%     125.49%
 2011               9.11         0.08        1.21           -          1.29           -            -           -             -        10.40     14.16%      30,511     1.59% (1)       1.68% (1)        0.77%      231.43%
 2010               8.75         0.07        0.29           -          0.36           -            -           -             -         9.11      4.11%      22,347     1.52% (1)       1.68% (1)        0.81%      168.45%
 2009              11.94         0.04       (3.23)          -         (3.19)          -            -           -             -         8.75    (26.72)%     29,734     1.81% (1)       1.97% (1)        0.45%      195.35%
 2008              14.54         0.09       (1.82)          -         (1.73)      (0.17)       (0.70)          -         (0.87)       11.94    (12.46)%     58,107     1.64% (1)       1.86% (1)        0.68%      171.50%
 2007              13.21         0.12        1.24           -          1.36       (0.03)           -           -         (0.03)       14.54     10.33%     130,928     1.29% (1)       1.66% (1)        0.84%      183.98%

 Institutional Class
 2012>            $10.40       $    -      $ 0.37          $-        $ 0.37      $(0.10)      $    -         $ -        $(0.10)      $10.67      3.57%    $      2     2.23% (1)     801.36% (1)        0.02%      125.49%
 2011               9.12         0.09        1.19           -          1.28           -            -           -             -        10.40     14.04%           2     1.52% (1)     816.82% (1)        0.92%      231.43%
 2010               8.76         0.11        0.25           -          0.36           -            -           -             -         9.12      4.11%           2     1.41% (1)       2.84% (1)        1.31%      168.45%
 2009              11.96         0.05       (3.25)          -         (3.20)          -            -           -             -         8.76    (26.76)%     12,547     1.77% (1)       1.87% (1)        0.55%      195.35%
 2008              14.54         0.09       (1.81)          -         (1.72)      (0.16)       (0.70)          -         (0.86)       11.96    (12.33)%     29,025     1.63% (1)       1.89% (1)        0.70%      171.50%
 2007              13.21         0.12        1.24           -          1.36       (0.03)           -           -         (0.03)       14.54     10.34%      35,246     1.24% (1)       1.60% (1)        0.82%      183.98%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 33

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (UNAUDITED)

                                                                                                                                                                             Ratio of
                                                                                                                                                                             Expenses
                                           Realized                                                                                                                       to Average Net     Ratio of Net
                    Net                       and                                                                             Net                   Net                       Assets         Investment
                   Asset         Net      Unrealized                           Dividends   Distributions       Total         Asset                 Assets        Ratio      (Excluding         Income
                   Value      Investment     Gains                   Total      from Net       from          Dividends       Value                  End       of Expenses   Waivers and        (Loss)      Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment     Capital           and           End        Total    of Year     to Average      Expense        to Average    Turnover
                  of Year      (Loss)*    Securities*     Fees     Operations    Income        Gains       Distributions    of Year     Return†    (000)      Net Assets    Reductions)      Net Assets      Rate
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

 Class A
 2012>            $12.16       $(0.08)     $(0.93)         $-        $(1.01)    $    -        $    -          $    -        $11.15      (8.31)%   $  2,408       1.67%         2.49%           (1.43)%       84.83%
 2011               8.60        (0.16)       3.72           -          3.56          -             -               -         12.16      41.40%       4,060       1.67%         2.13%           (1.49)%      194.26%
 2010               7.71        (0.07)       0.96           -          0.89          -             -               -          8.60      11.54%       3,079       1.67%         2.37%           (0.87)%      248.88%
 2009              10.10        (0.10)      (2.29)#         -         (2.39)         -             -               -          7.71     (23.66)%#     3,480       1.67%         1.90%           (1.35)%      283.83%
 2008              12.90        (0.16)      (1.71)          -         (1.87)         -         (0.93)          (0.93)        10.10     (16.08)%     11,213       1.67%         1.88%           (1.33)%      260.79%
 2007              10.52        (0.16)       2.54           -          2.38          -             -               -         12.90      22.62%      35,890       1.55%         1.85%           (1.32)%      169.81%

 Class Z
 2012>            $12.34       $(0.06)     $(0.95)         $-        $(1.01)    $    -        $    -          $    -        $11.33      (8.18)%   $  7,694       1.42%         1.71%           (1.18)%       84.83%
 2011               8.71        (0.13)       3.76           -          3.63          -             -               -         12.34      41.68%       9,079       1.42%         1.46%           (1.22)%      194.26%
 2010               7.79        (0.05)       0.97           -          0.92          -             -               -          8.71      11.81%      13,498       1.42%         1.51%           (0.54)%      248.88%
 2009              10.18        (0.08)      (2.31)#         -         (2.39)         -             -               -          7.79     (23.48)%#    19,771       1.42%         1.57%           (1.09)%      283.83%
 2008              12.97        (0.13)      (1.73)          -         (1.86)         -         (0.93)          (0.93)        10.18     (15.90)%     15,510       1.42%         1.65%           (1.11)%      260.79%
 2007              10.55        (0.15)       2.57           -          2.42          -             -               -         12.97      22.94%         557       1.30%        12.38%           (1.12)%      169.81%

 Institutional Class
 2012>            $12.50       $(0.05)     $(0.97)         $-        $(1.02)    $    -        $    -          $    -        $11.48      (8.16)%   $ 33,155       1.22%         1.26%           (0.98)%       84.83%
 2011               8.80        (0.11)       3.81           -          3.70          -             -               -         12.50      42.05%      37,212       1.22%         1.20%           (1.03)%      194.26%
 2010               7.86        (0.05)       0.99           -          0.94          -             -               -          8.80      11.96%      46,986       1.22%         1.22%           (0.51)%      248.88%
 2009              10.24        (0.07)      (2.31)#         -         (2.38)         -             -               -          7.86     (23.24)%#    35,660       1.22%         1.18%           (0.89)%      283.83%
 2008              13.01        (0.11)      (1.73)          -         (1.84)         -         (0.93)          (0.93)        10.24     (15.69)%     34,651       1.17%         1.35%           (0.85)%      260.79%
 2007              10.56        (0.10)       2.55           -          2.45          -             -               -         13.01      23.20%      66,666       1.10%         1.21%           (0.86)%      169.81%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND

 Class A
 2012>            $ 9.40       $ 0.02      $(0.89)         $-        $(0.87)     $(0.27)       $    -          $(0.27)       $ 8.26      (8.98)%   $    258      1.52%         8.36%             0.55%        20.56%
 2011               8.00         0.12        1.41           -          1.53       (0.13)            -           (0.13)         9.40      19.24%         255      1.52%         6.85%             1.33%        39.69%
 2010               7.67         0.11        0.34           -          0.45       (0.12)            -           (0.12)         8.00       5.89%         363      1.52%         5.59%             1.30%        92.20%
 2009              11.12         0.12       (3.46)#         -         (3.34)      (0.11)            -           (0.11)         7.67     (29.95)%#       617      1.52%         3.43%             1.62%       151.84%
 2008              13.51         0.17       (2.45)          -         (2.28)      (0.03)        (0.08)          (0.11)        11.12     (17.04)%      1,875      1.60%         2.76%             1.34%       180.69%
 2007              10.95         0.14        2.87           -          3.01       (0.10)        (0.35)          (0.45)        13.51      28.02%       2,170      1.70%         4.33%             1.05%        94.78%

 Class Z
 2012>            $ 9.44       $ 0.03      $(0.90)         $-        $(0.87)     $(0.29)       $    -          $(0.29)       $ 8.28      (8.89)%   $    494      1.27%         5.73%             0.84%        20.56%
 2011               8.03         0.15        1.41           -          1.56       (0.15)            -           (0.15)         9.44      19.57%         541      1.27%         4.65%             1.64%        39.69%
 2010               7.70         0.13        0.34           -          0.47       (0.14)            -           (0.14)         8.03       6.07%         528      1.27%         4.77%             1.64%        92.20%
 2009              11.20         0.14       (3.49)#         -         (3.35)      (0.15)            -           (0.15)         7.70     (29.70)%#       513      1.27%         3.85%             1.94%       151.84%
 2008              13.57         0.22       (2.49)          -         (2.27)      (0.02)        (0.08)          (0.10)        11.20     (16.88)%      1,269      1.34%         3.44%             1.74%       180.69%
 2007              10.97         0.19        2.85           -          3.04       (0.09)        (0.35)          (0.44)        13.57      28.23%       1,002      1.45%        13.96%             1.37%        94.78%

Institutional Class
 2012>            $ 9.46       $ 0.05      $(0.91)         $-        $(0.86)     $(0.33)       $    -          $(0.33)       $ 8.27      (8.75)%   $ 24,493      1.02%         1.84%             1.20%        20.56%
 2011               8.06         0.18        1.40           -          1.58       (0.18)            -           (0.18)         9.46      19.75%      35,274      1.02%         1.45%             2.02%        39.69%
 2010               7.73         0.15        0.35           -          0.50       (0.17)            -           (0.17)         8.06       6.43%      48,246      1.02%         1.52%             1.80%        92.20%
 2009              11.27         0.16       (3.52)#         -         (3.36)      (0.18)            -           (0.18)         7.73     (29.58)%#    72,759      1.02%         1.55%             2.15%       151.84%
 2008              13.61         0.25       (2.49)          -         (2.24)      (0.02)        (0.08)          (0.10)        11.27     (16.61)%    113,297      1.06%         1.32%             1.96%       180.69%
 2007              10.98         0.17        2.92           -          3.09       (0.11)        (0.35)          (0.46)        13.61      28.65%       9,834      1.20%         1.75%             1.33%        94.78%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 34

*    Per share amounts for the year are calculated based on average outstanding shares.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
+    Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
>    For the six-month period ended January 31, 2012.

(1)  For the Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                     Class A     Class C     Class Z     Institutional Class
     _________________________________________________________________________

     2012>            0.86%       0.82%       0.83%             0.86%
     2011             0.16%       0.16%       0.17%             0.17%
     2010             0.13%       0.13%       0.12%             0.05%
     2009             0.36%       0.36%       0.35%             0.36%
     2008             0.39%       0.39%       0.39%             0.42%
     2007             0.28%       0.28%       0.28%             0.27%
     _________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 35

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2012 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Analytic Fund, the Old Mutual
Copper Rock Emerging Growth Fund and the Old Mutual International Equity Fund (each, a "Fund" and collectively, the "Funds"). The
Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the Old Mutual Copper
Rock Emerging Growth Fund commenced operations on July 29, 2005, and the Old Mutual International Equity Fund commenced operations on December 30, 2005.

On October 17, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Plan") on behalf of the Funds. Pursuant to the Plan and if approved by shareholders, each Fund's assets and liabilities would be transferred to mutual funds advised by Touchstone Advisors, Inc. and shareholders in each Fund will become shareholders in the corresponding Touchstone mutual fund as follows: Old Mutual Analytic Fund into Touchstone Dynamic Equity Fund; Old Mutual Copper Rock Emerging Growth Fund
into Touchstone Emerging Growth Fund; and Old Mutual International Equity Fund into Touchstone International Equity Fund. These transactions are anticipated to occur during the second calendar quarter of 2012.

Shareholders may purchase shares of the Old Mutual Analytic Fund through four separate classes, Class A, Class C, Class Z and
Institutional Class shares. Shareholders may purchase Class A, Class Z and Institutional Class shares of the Old Mutual Copper Rock
Emerging Growth Fund and Old Mutual International Equity Fund. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution and service plans. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ
Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board.
The Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value Procedures if, among other things, the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                 36

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund, there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of January 31, 2012 for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts to take advantage of changes in currency values, to enhance investment returns or to hedge against foreign currency fluctuations. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other foreign currencies in which it has invested.
Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. During the
six-month period ended January 31, 2012, the Funds did not invest in forward foreign currency contracts.

Investments in Real Estate Investment Trusts ("REITs") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                                 37

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against overall equity market volatility and other risks in the Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six-month period ended January 31,
2012, the Funds did not engage in futures contracts.

Options - The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - As is consistent with the Old Mutual Analytic Fund's investment objectives, the Old Mutual Analytic Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked-to-market daily.

Payments by Affiliates - For the six-month period ended January 31, 2012, the Old Mutual Analytic Fund was reimbursed $1 (000) by its sub-adviser for losses incurred as a result of an error processing portfolio trades. The reimbursement is included in Shares
Redeemed on the Statements of Changes in Net Assets. The reimbursement did not have a significant impact on the Old Mutual Analytic
Fund's total return.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended January 31, 2012.

                                                                 38

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2012, redemption fees of $1 (000) were collected by Old
Mutual Copper Rock Emerging Growth Fund (Institutional Class). There were no other material redemption fee amounts collected by the
Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
_____________________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"). OMUSH is a
wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment Advisory Agreements (the
"Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                                        Management Fee                 Asset Level
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                    0.850%             N/A
Old Mutual Copper Rock Emerging Growth Fund                                                 0.900%             N/A
Old Mutual International Equity Fund                                                        1.000%             Less than $1 billion
                                                                                            0.975%             From $1 billion to $2 billion
                                                                                            0.950%             From $2 billion to $3 billion
                                                                                            0.925%             Greater than $3 billion
_____________________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                                  Institutional           Expiration Date
                                                     Class A         Class C         Class Z          Class            of Expense Limitation
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                              1.55%           2.30%           1.30%           1.25%              December 31, 2012
Old Mutual Copper Rock Emerging Growth Fund           1.67%             N/A           1.42%           1.22%              December 31, 2012
Old Mutual International Equity Fund                  1.52%             N/A           1.27%           1.02%              December 31, 2012
_____________________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At January 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows
(000):

                                                   Expiration 2012      Expiration 2013      Expiration 2014      Expiration 2015      Total
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                $783                 $458                 $175                 $ 91           $1,507
Old Mutual Copper Rock Emerging Growth Fund               95                   56                   24                   28              203
Old Mutual International Equity Fund                     422                  327                  224                  128            1,101
_____________________________________________________________________________________________________________________________________________

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

                                                                 39

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

The Trust, on behalf of the Old Mutual Analytic Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic
Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the
Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual Copper Rock Emerging Growth Fund, and the Adviser have entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper
Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and determine from time to time what investments and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                                  Annual Fee Rate
________________________________________________________________________________

$0 to $500 million                                                   0.10%
> $500 million up to $1 billion                                      0.09%
> $1 billion up to $1.5 billion                                      0.08%
> $1.5 billion                                                       0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees:
(1) $35,000 for each fund managed as a "fund of funds"; (2) $3,000 per class in excess of three classes for each fund in the Old
Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or
$425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

                                                                 40

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service
Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of Old Mutual Analytic Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Funds to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class
Z shares within the Deferred Plans. During the six-month period ended January 31, 2012, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $15 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2012.

                                                                 41

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2012 (UNAUDITED)

5. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the six-month period ended January 31, 2012 were as follows:

                                                                                     Purchases (000)                   Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                 $98,328                        $103,324
Old Mutual Copper Rock Emerging Growth Fund                                               36,897                          39,971
Old Mutual International Equity Fund                                                       5,681                          12,816
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund for the six-month period ended January 31, 2012, were as follows:

                                                                                                Old Mutual Analytic Fund
____________________________________________________________________________________________________________________________________

                                                                                          Number of                      Proceeds
                                                                                          Contracts                   Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2011                                                                  935                       $  2,095
Options written                                                                             7,035                         14,270
Options terminated in closing purchasing transactions                                      (5,673)                       (10,794)
Options expired                                                                            (1,547)                        (3,377)
____________________________________________________________________________________________________________________________________

Outstanding at January 31, 2012                                                               750                       $  2,194
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS

                                                                                          Old Mutual
                                                            Old Mutual                    Copper Rock               Old Mutual
                                                             Analytic                   Emerging Growth        International Equity
                                                               Fund                          Fund                      Fund
____________________________________________________________________________________________________________________________________

                                                     8/1/11 to       8/1/10 to     8/1/11 to     8/1/10 to   8/1/11 to     8/1/10 to
                                                      1/31/12         7/31/11       1/31/12       7/31/11     1/31/12       7/31/11
                                                    (Unaudited)                   (Unaudited)               (Unaudited)
____________________________________________________________________________________________________________________________________

   Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                         40               113          10            106          9              2
   Shares Issued upon Reinvestment of Distributions      12                 -           -              -          1              1
   Shares Redeemed                                     (464)           (2,066)       (128)          (130)        (6)           (21)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                    (412)           (1,953)       (118)           (24)         4            (18)
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                         16                16           -              -          -              -
   Shares Issued upon Reinvestment of Distributions       2                 -           -              -          -              -
   Shares Redeemed                                     (214)             (933)          -              -          -              -
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                    (196)             (917)          -              -          -              -
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                        648             1,298          47            264          3             30
   Shares Issued upon Reinvestment of Distributions      27                 -           -              -          2              1
   Shares Redeemed                                     (540)             (815)       (103)        (1,078)        (3)           (40)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                     135               483         (56)          (814)         2             (9)
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                          -                 -         296            436         34             79
   Shares Issued upon Reinvestment of Distributions       -                 -           -              -        127             99
   Shares Redeemed                                        -                 -        (388)        (2,797)      (928)        (2,437)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions           -                 -         (92)        (2,361)      (767)        (2,259)
____________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                  (473)           (2,387)       (266)        (3,199)      (761)        (2,286)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 42

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007 - 2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2011, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on REITs, reclassifications of capital gain distributions investments in
Passive Foreign Investment Companies, foreign currency translation and reclassifications of capital gains related to short sales which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                    Increase/(Decrease)          Increase/(Decrease)
                                                                                       Undistributed                 Accumulated
                                                       Increase/(Decrease)            Net Investment                Net Realized
                                                         Paid-in Capital                  Income                        Gain
                                                              (000)                       (000)                         (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                     $   -                         $ 25                        $ (25)
Old Mutual Copper Rock Emerging Growth Fund                   (659)                         659                            -
Old Mutual International Equity Fund                             -                          215                         (215)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 43

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2012 (UNAUDITED)

The tax character of dividends and distributions declared during the years ended July 31, 2011 and 2010 were as follows:

                                                                                                               Ordinary
                                                                                                                Income       Total
                                                                                                                (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual International Equity Fund
2011                                                                                                            $  890      $  890
2010                                                                                                             1,182       1,182
____________________________________________________________________________________________________________________________________

The Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund did not declare dividends or distributions during the years ended July 31, 2011 and 2010.

As of July 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                           Undistributed                        Post        Unrealized          Other
                                             Ordinary        Capital Loss      October     Appreciation/      Temporary
                                              Income         Carryforwards     Losses      Depreciation      Differences     Total
                                               (000)             (000)          (000)          (000)            (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                       $515           $(152,578)       $(445)        $ 5,436             $ -      $(147,072)
Old Mutual Copper Rock Emerging Growth Fund       -              (6,364)           -          12,111               -          5,747
Old Mutual International Equity Fund            811             (43,352)           -           5,723              (2)       (36,820)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through July 31, 2011 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2011, the following Funds had capital loss carryforwards available to offset future realized gains through the indicated expiration dates (000):

                                                            2016                  2017                  2018                 Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                  $43,374               $31,726               $77,478              $152,578
Old Mutual Copper Rock Emerging Growth Fund                     -                 5,749                   615                 6,364
Old Mutual International Equity Fund                            -                21,072                22,280                43,352
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended July 31, 2011, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

                                                                                                                            Amount
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                                                   $ 6,779
Old Mutual Copper Rock Emerging Growth Fund                                                                                 13,339
Old Mutual International Equity Fund                                                                                         3,348
____________________________________________________________________________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning August 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

                                                                 44

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund at January 31, 2012 were as follows:

                                                     Federal Tax          Unrealized            Unrealized
                                                        Cost             Appreciation          Depreciation        Net Unrealized
                                                        (000)               (000)                 (000)             Appreciation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                               $70,715             $10,327               $  (577)              $9,750
Old Mutual Copper Rock Emerging Growth Fund             36,234               7,450                  (265)               7,185
Old Mutual International Equity Fund                    22,737               3,829                (1,852)               1,977
____________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU
2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level
2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after
December 15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no other material events that would require disclosure in the Funds' financial statements.

                                                                 45

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                                 46

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2012

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2012.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

__________________________________________________________________________________     __________________________________________________________________________________

                                                        Annualized      Expenses                                                               Annualized      Expenses
                              Beginning    Ending        Expense          Paid                                       Beginning    Ending        Expense          Paid
                               Account     Account        Ratios       During Six                                     Account     Account        Ratios       During Six
                                Value       Value      for the Six       Month                                         Value       Value      for the Six       Month
                               8/1/11      1/31/12     Month Period     Period*                                       8/1/11      1/31/12     Month Period     Period*
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                     Old Mutual Copper Rock Emerging Growth Fund - Class Z
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return        $1,000.00    $1,034.20        2.47%         $12.63           Actual Fund Return         $1,000.00   $  918.20        1.42%         $6.85
   Hypothetical 5% Return     1,000.00     1,012.72        2.47           12.50           Hypothetical 5% Return      1,000.00    1,018.00        1.42           7.20
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                     Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,029.30        3.23           16.48           Actual Fund Return          1,000.00      918.40        1.22           5.88
   Hypothetical 5% Return     1,000.00     1,008.90        3.23           16.31           Hypothetical 5% Return      1,000.00    1,019.00        1.22           6.19
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class Z                                                     Old Mutual International Equity Fund - Class A
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,034.50        2.26           11.56           Actual Fund Return          1,000.00      910.20        1.52           7.30
   Hypothetical 5% Return     1,000.00     1,013.77        2.26           11.44           Hypothetical 5% Return      1,000.00    1,017.50        1.52           7.71
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                         Old Mutual International Equity Fund - Class Z
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,035.70        2.23           11.41           Actual Fund Return          1,000.00      911.10        1.27           6.10
   Hypothetical 5% Return     1,000.00     1,013.93        2.23           11.29           Hypothetical 5% Return      1,000.00    1,018.75        1.27           6.44
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class A                                  Old Mutual International Equity Fund - Institutional Class
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00       916.90        1.67            8.05           Actual Fund Return          1,000.00      912.50        1.02           4.90
   Hypothetical 5% Return     1,000.00     1,016.74        1.67            8.47           Hypothetical 5% Return      1,000.00    1,020.01        1.02           5.18
__________________________________________________________________________________     __________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                 47

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888-772-2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                  [OLD MUTUAL LOGO]

       Funds distributed by Old Mutual Investment Partners

       R-12-007 03/2012

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)
In accordance with Section 13(c) of the Investment Company Act of 1940, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date	(7) Statute
Allianz	ALV	5231485	2,911	08/22/2012	None	Iran Accountability and Divestment Act
Unilever	UNA_NL	B12T3J	764 197 1,331	10/18/2011 12/1/2011 12/14/2011	None	Sudan/ Iran Accountability and Divestment Act
Mitsui	8031_JP	659730	3,500	10/18/2011	None	Sudan/ Iran Accountability and Divestment Act
Nokia	NOKIA_SS	590294	35,861	2/10/2012	35,861	Sudan/ Iran Accountability and Divestment Act
Canon	7751	617232	1,150	10/10/2011	None	Iran Accountability and Divestment Act
Sumitomo	8316	656302	700	10/27/2011	None	Iran Accountability and Divestment Act
Sojitz	2768	659414	8,400 37,000 12,900 33,700	11/07/2011 12/01/2011 12/13/2011 01/04/2012	None	Iran Accountability and Divestment Act
Peugeot	UG	710352	9,116 2,817	08/09/2011 11/16/2011	None	Iran Accountability and Divestment Act
Deutsche Bank	DBK	575035	3,553	11/16/2011	None	Iran Accountability and Divestment Act

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Funds I (the “registrant”), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended January 31, 2012, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	March 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	March 16, 2012

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	March 16, 2012